UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04802

Name of Fund:	BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 05/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2021

2021 Annual Report

BlackRock California Municipal Series Trust

•	BlackRock California Municipal Opportunities Fund

BlackRock Multi-State Municipal Series Trust

•	BlackRock New Jersey Municipal Bond Fund
•	BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Series Trust

•	BlackRock Strategic Municipal Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period in a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for most of the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion and more stable U.S. trade policy. While we are underweight long-term on credit, global high-yield and Asian bonds present attractive opportunities, as do emerging market bonds denominated in local currencies. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	16.95%	40.32%
U.S. small cap equities (Russell 2000® Index)	25.28	64.56
International equities (MSCI Europe, Australasia, Far East Index)	15.19	38.41
Emerging market equities (MSCI Emerging Markets Index)	15.15	51.00
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.04	0.11
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.07)	(7.30)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.16)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.54	4.70
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.18	14.90
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2021	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® California Municipal Bond Index. The following discussion of relative performance pertains to the S&P® California Municipal Bond Index.

What factors influenced performance?

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the past 12 months. (Prices and yields move in opposite directions.) When the period began in June 2020, the market was still suffering the dislocations caused by COVID-19. However, tax-exempt bonds gradually climbed off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling impressive gains for municipal debt.

California’s municipal market performed well in the period. Despite the pandemic, the state’s credit improved as fears of revenue declines and the outward migration of people looking to avoid higher taxes proved unfounded. California’s financial picture is drastically different from a year ago, when the state was projecting a $54 billion deficit. A booming stock market and high-income earners’ transition to remote work led to significantly increased tax revenues. Reserves are now projected to reach a record $24.4 billion in the 2022 fiscal year. These factors led to elevated demand for the state’s tax-exempt debt, helping yields fall to record-low absolute levels and historical tight credit quality spreads.

The Fund’s positions in longer-maturity securities performed well and outpaced shorter-dated debt. An overweight in utilities was also a positive, as investors favored essential service revenue bonds over general obligations (“GOs”) due to the economic stresses caused by the pandemic. (Revenue bonds are backed by specific revenue streams, whereas GOs are backed by general tax receipts.) Holdings in high yield bonds made a strong contribution, since robust investor demand caused yield spreads to tighten considerably in this market segment.

The Fund used U.S. Treasury futures to manage interest-rate risk, which contributed to results given that Treasury yields rose as the economy recovered. The Fund’s use of leverage also boosted returns by augmenting income and amplifying the effect of rising prices.

The Fund’s cash position, while limited, detracted from performance in the rising market. Positions in higher-quality, lower-coupon bonds, while performing well on an absolute basis, also weighed on relative performance.

Describe recent portfolio activity.

The Fund continued to seek a balance of competitive total return and tax-free income using an active strategy designed to capitalize on credit, yield curve and interest rate trends.

The investment adviser used market volatility as an opportunity to reduce cash reserves and invest in longer-maturity, higher-yielding securities. New purchases were biased toward essential-service revenue bonds over GOs.

During the period, the Fund’s weighting in “green” securities rose. This shift was partially an intentional effort to increase the portfolio’s allocation to this area, together with new classifications of existing holdings.

Describe portfolio positioning at period end.

The Fund’s duration was 5.0 years, one year below the index and down from 6.0 as of November 30, 2020. The shift reflects a move to a more defensive stance due to the strong market performance of the past year. The Fund also continued to pursue risk-management strategies with respect to interest rates given the low absolute level of yields. The Fund maintained a high-quality bias, with an average credit rating of AA, despite an increase in its weighting in high-yield bonds to 19% of assets at the peak. At the end of the period, the Fund had a 5% allocation to high yield. The Fund’s position in taxable bonds stayed even at approximately 5%, and 9.5% of the portfolio was subject to the alternative minimum tax.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock California Municipal Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

(c)

The S&P® Municipal Bond Index, a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® California Municipal Bond Index, a broad, market value-weighted index that seeks to measure the performance of bonds issued within California.

Performance Summary for the Period Ended May 31, 2021

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.83%	0.81%	4.30%	9.26%	N/A	3.52%	N/A	5.10%	N/A
Investor A	0.57	0.55	4.26	9.09	4.45%	3.29	2.39%	4.87	4.41%
Investor A1	0.71	0.69	4.25	9.25	N/A	3.45	N/A	5.02	N/A
Investor C	(0.15)	(0.18)	3.78	8.17	7.17	2.49	2.49	4.23	4.23
Class K	0.88	0.86	4.32	9.31	N/A	3.56	N/A	5.12	N/A
S&P® Municipal Bond Index	—	—	1.54	4.70	N/A	3.48	N/A	4.35	N/A
S&P® California Municipal Bond
Index	—	—	1.02	3.83	N/A	3.38	N/A	4.82	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual					Hypothetical(a)
			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Including Interest Expense and Fees	(b)	Excluding Interest Expense and Fees	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,043.00	$2.39		$2.24	$1,000.00	$1,022.59	$2.37		$1,022.74	$2.22		0.47%	0.44%
Investor A	1,000.00	1,042.60	3.62		3.46	1,000.00	1,021.39	3.58		1,021.54	3.43		0.71	0.68
Investor A1	1,000.00	1,042.50	2.85		2.70	1,000.00	1,022.14	2.82		1,022.29	2.67		0.56	0.53
Investor C	1,000.00	1,037.80	7.47		7.32	1,000.00	1,017.60	7.39		1,017.75	7.24		1.47	1.44

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2021 (continued)	BlackRock California Municipal Opportunities Fund

Expense Example (continued)

	Actual					Hypothetical(a)
			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Including Interest Expense and Fees	(b)	Excluding Interest Expense and Fees	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Class K	$1,000.00	$1,043.20	$2.14		$1.99	$1,000.00	$1,022.84	$2.12		$1,022.99	$1.97		0.42%	0.39%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
County/City/Special District/School District	38%
Utilities	23
Transportation	13
State	10
Education	9
Tobacco	4
Health	3
Other*	—	(c)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	Percent of Total Investments
AAA/Aaa	15%
AA/Aa	55
A	8
BBB/Baa	1
BB/Ba	2
B	—	(c)
C	2
N/R(f)	17

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2021	5%
2022	3
2023	1
2024	11
2025	3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, but it underperformed its secondary benchmark, the Custom New Jersey Index. The following discussion of relative performance pertains to the Custom New Jersey Index.

What factors influenced performance?

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the past 12 months. (Prices and yields move in opposite directions.) When the period began in June 2020, the market was still suffering the dislocations caused by COVID-19. However, tax-exempt bonds gradually climbed off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling impressive gains for municipal debt.

New Jersey’s credit fundamentals improved over the course of the period, and—in the view of the investment adviser—exceed pre-pandemic levels due in part to the American Rescue Plan Act. The aid far exceeded the revenue lost from the economic downturn. Moreover, revenues did not fall nearly as much as originally projected by the state. Revenue recovery has been evident as the state has rolled back occupancy guidelines at hospitality and leisure venues, such as restaurants, bars and sporting events. New Jersey’s positive credit features include its large economic base, high wealth levels, broad revenue base and meaningful balanced budget requirement. However, the state still needs to address longer-term issues such as high overall leverage and unfunded pension and retiree health care benefits.

The Fund delivered positive absolute returns for the period, but a few factors caused it to underperform the Custom New Jersey Index. Most notably, underweight positions in the local tax-backed and tobacco sectors detracted from results. In addition, the Fund was hurt by its underweights in AAA rated and pre-refunded debt, as well as its underweight in bonds with maturities of ten years and below.

On the other hand, the Fund’s credit positioning contributed to relative performance. Following the pandemic-induced market declines in March 2020, the investment adviser trimmed positions that it felt presented outsized risks and added bonds that it believed had durable cash flows and the ability to withstand the economic downturn. Believing lower-quality issues would be a source of outperformance, the investment adviser maintained an overweight in revenue sectors over tax-backed sectors and retained overweights in bonds rated BBB and below. It also kept an overweight in Puerto Rico, which outperformed the New Jersey state market. Together, these elements of the Fund’s positioning helped it capture the key credit trends that characterized the past 12 months.

The Fund used U.S. Treasury futures to manage interest-rate risk, which contributed to results given that Treasury yields rose as the economy recovered. The Fund’s use of leverage also boosted returns by augmenting income and amplifying the effect of rising prices.

Describe recent portfolio activity.

The Fund actively managed its credit and duration positioning in an effort to capitalize on potential market opportunities. (Duration is a measure of interest rate sensitivity.)

Describe portfolio positioning at period end.

At times during the period, the Fund’s cash position was greater than 5%. This did not have any material impact on Fund performance since the cash weighting was below this level for the majority of the period. The decline in New Jersey state-specific bond issuance, coupled with holdings that matured or were called away, temporarily led to the elevated level of cash.

The Fund’s duration was above that of the benchmark, and it had a lower average credit quality. This positioning reflected the investment adviser’s effort to capture the potential for continued strength in the municipal market stemming from a favorable supply-and-demand outlook and unprecedented fiscal stimulus.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2021 (continued)	BlackRock New Jersey Municipal Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.
(c)

The S&P® Municipal Bond Index, a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom New Jersey Index is a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2021

				Average Annual Total Returns(a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.07%	0.85%	2.99%	10.23%	N/A	3.85%	N/A	5.06%	N/A
Service	0.82	0.60	2.86	9.96	N/A	3.60	N/A	4.88	N/A
Investor A	0.79	0.63	2.86	9.96	5.28%	3.61	2.71%	4.87	4.41%
Investor A1	0.93	0.78	2.94	10.12	N/A	3.76	N/A	5.02	N/A
Investor C	0.08	(0.09)	2.57	9.14	8.14	2.83	2.83	4.24	4.24
Class K	1.12	0.96	3.11	10.39	N/A	3.89	N/A	5.08	N/A
S&P® Municipal Bond Index	—	—	1.54	4.70	N/A	3.48	N/A	4.35	N/A
Custom New Jersey Index	—	—	3.61	11.85	N/A	5.22	N/A	5.68	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual					Hypothetical(a)
			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Including Interest Expense and Fees	(b)	Excluding Interest Expense and Fees	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,029.90	$2.78		$2.63	$1,000.00	$1,022.19	$2.77		$1,022.34	$2.62		0.55%	0.52%
Service	1,000.00	1,028.60	4.05		3.89	1,000.00	1,020.94	4.03		1,021.09	3.88		0.80	0.77
Investor A	1,000.00	1,028.60	4.05		3.89	1,000.00	1,020.94	4.03		1,021.09	3.88		0.80	0.77
Investor A1	1,000.00	1,029.40	3.29		3.14	1,000.00	1,021.69	3.28		1,021.84	3.13		0.65	0.62
Investor C	1,000.00	1,025.70	7.83		7.68	1,000.00	1,017.20	7.80		1,017.35	7.64		1.55	1.52

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock New Jersey Municipal Bond Fund

Expense Example (continued)

	Actual					Hypothetical(a)
			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Including Interest Expense and Fees	(b)	Excluding Interest Expense and Fees	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Class K	$1,000.00	$1,031.10	$2.53		$2.38	$1,000.00	$1,022.44	$2.52		$1,022.59	$2.37		0.50%	0.47%
(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
State	23%
County/City/Special District/School District	21
Transportation	18
Health	15
Education	14
Utilities	3
Corporate	2
Housing	2
Tobacco	2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	5%
AA/Aa	38
A	21
BBB/Baa	28
BB/Ba	3
B	—	(f)
C	—	(f)
N/R(e)	5

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2021	7%
2022	3
2023	4
2024	13
2027	1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

(f)	Rounds to less than 1% of total investments.

FUND SUMMARY	9

Fund Summary as of May 31, 2021	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund outperformed both its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom Pennsylvania Index. The following discussion of relative performance pertains to the Custom Pennsylvania Index.

What factors influenced performance?

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the past 12 months. (Prices and yields move in opposite directions.) When the period began in June 2020, the market was still suffering the dislocations caused by COVID-19. However, tax-exempt bonds gradually climbed off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling impressive gains for municipal debt.

Pennsylvania’s credit fundamentals improved over the course of the period, and—in the view of the investment adviser—exceed pre-pandemic levels due in part to the American Rescue Plan Act. The aid far exceeded the revenue lost from the economic downturn. Moreover, revenues did not fall nearly as much as originally projected by the state. While Pennsylvania’s near-term financial picture has stabilized, the pressures from high leverage, thin reserves, and structural imbalances remain adverse factors in the longer-term credit outlook.

The Fund’s credit positioning contributed to relative performance. Following the pandemic-induced market declines in March 2020, the investment adviser trimmed positions that it felt presented outsized risks and added bonds that it believed had durable cash flows and the ability to withstand the economic downturn. Believing lower-quality issues would be a source of outperformance, the investment adviser maintained an overweight in revenue sectors over tax-backed sectors and retained overweights in bonds rated BBB and below. It also kept an overweight in Puerto Rico, which outperformed the Pennsylvania state market. Together, these elements of the Fund’s positioning helped it capture the key credit trends that characterized the past 12 months.

The Fund used U.S. Treasury futures to manage interest-rate risk, which contributed to results given that Treasury yields rose as the economy recovered. The Fund’s use of leverage also boosted returns by augmenting income and amplifying the effect of rising prices.

Although the Fund delivered positive absolute returns for the period, a few factors detracted from results. Most notably, an underweight in the local tax-backed sector weighed on relative performance. In addition, the Fund was hurt by its underweight positions in AAA rated and pre-refunded debt, as well as its underweight in bonds with maturities of ten years and below.

Describe recent portfolio activity.

The investment adviser put cash to work by adding to Pennsylvania state general obligation bonds and high-grade hospital debt. It also added to the Fund’s position in the transportation sector through purchases of both Philadelphia airport and Pennsylvania turnpike issues. The portfolio’s duration increased as a result of these shifts. (Duration is a measure of interest rate sensitivity.)

Describe portfolio positioning at period end.

By period end, the Fund’s duration was above that of the benchmark, and it had a lower average credit quality. This positioning reflected the investment adviser’s effort to capture the potential for continued strength in the municipal market stemming from a favorable supply-and-demand outlook and unprecedented fiscal stimulus.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Pennsylvania Municipal Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.
(c)

The S&P® Municipal Bond Index, a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom Pennsylvania Index is a customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2021

				Average Annual Total Returns(a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.17%	0.96%	2.99%	8.20%	N/A	3.23%	N/A	4.67%	N/A
Service	0.92	0.75	2.86	7.93	N/A	2.98	N/A	4.46	N/A
Investor A	0.89	0.78	2.86	7.93	3.34%	2.98	2.09%	4.45	4.00%
Investor A1	1.03	0.88	2.94	7.99	N/A	3.12	N/A	4.61	N/A
Investor C	0.18	0.05	2.48	7.12	6.12	2.21	2.21	3.81	3.81
Class K	1.23	1.11	3.01	8.25	N/A	3.27	N/A	4.69	N/A
S&P® Municipal Bond Index	—	—	1.54	4.70	N/A	3.48	N/A	4.35	N/A
Custom Pennsylvania Index	—	—	2.23	6.24	N/A	4.39	N/A	5.18	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge. Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Including Interest Expense and Fees(b)	Excluding Interest Expense and Fees	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period(b)	Ending Account Value (05/31/21)	Expenses Paid During the Period(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,029.90	$3.04	$2.73	$1,000.00	$1,021.94	$3.02	$1,022.24	$2.72	0.60%	0.54%
Service	1,000.00	1,028.60	4.30	4.00	1,000.00	1,020.69	4.28	1,020.99	3.98	0.85	0.79
Investor A	1,000.00	1,028.60	4.30	3.94	1,000.00	1,020.69	4.28	1,021.04	3.93	0.85	0.78
Investor A1	1,000.00	1,029.40	3.54	3.24	1,000.00	1,021.44	3.53	1,021.74	3.23	0.70	0.64
Investor C	1,000.00	1,024.80	8.08	7.77	1,000.00	1,016.95	8.05	1,017.25	7.74	1.60	1.54

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2021 (continued)	BlackRock Pennsylvania Municipal Bond Fund

Expense Example (continued)

	Actual					Hypothetical(a)
			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Including Interest Expense and Fees	(b)	Excluding Interest Expense and Fees	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Class K	$1,000.00	$1,030.10	$2.78		$2.48	$1,000.00	$1,022.19	$2.77		$1,022.49	$2.47		0.55%	0.49%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Health	24%
County/City/Special District/School District	20
Education	14
Transportation	14
State	12
Utilities	7
Corporate	5
Housing	3
Tobacco	1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	—	%(e)
AA/Aa	47
A.	28
BBB/Baa	6
BB/Ba	3
B	—	(e)
CCC/Caa	1
C	1
N/R(f)	14

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(a)(c)	Percentage
2021	5%
2022	2
2023	2
2024	3
2025	8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Fund’s total investments.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its custom blended secondary benchmark, comprised of 65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index. The following discussion of relative performance pertains to the custom blended benchmark.

What factors influenced performance?

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the past 12 months. (Prices and yields move in opposite directions.) When the period began in June 2020, the market was still suffering the dislocations caused by COVID-19. However, tax-exempt bonds gradually climbed off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling impressive gains for municipal debt.

The Fund’s duration management, security selection and sector allocation were the leading drivers of outperformance. (Duration is a measure of interest rate sensitivity.) With respect to security selection, the strongest performance occurred in the tax-backed state, utilities and school district sectors. In terms of sector allocation, overweight positions in the housing and transportation sectors contributed positively. An overweight in BBB rated securities, as well as those rated below investment grade, was also additive.

The Fund’s yield curve positioning detracted from performance, as did an underweight in non-rated securities.

The Fund used U.S. Treasury futures to manage interest-rate risk, which contributed to results given that Treasury yields rose as the economy recovered.

Describe recent portfolio activity.

The Fund opened the period with a duration of 6.94 years and closed with a duration of 6.99 years.

At the beginning of the period, the Fund’s largest sector weightings were in housing, transportation and health care. The investment adviser subsequently increased the portfolio’s allocation to tax-backed issues and reduced its weightings in the housing sector.

The Fund maintained a quality bias in the investment-grade category, with its largest allocations to the AA and A rating tiers. About 24% of the Fund’s assets were in high yield (below investment grade) bonds, up from 22% at the end of May 2020, with the majority in the tobacco sector and Puerto Rico.

The Fund held an allocation of approximately 44% in bonds with maturities of 20 years and above, down from 57% at the beginning of the period. Its weighting in taxable securities was 7%, versus 5% at the end of May 2020.

The Fund paired its largely neutral duration with a barbell yield curve strategy to balance the potential for both rising interest rates and continued outperformance for municipals. The management team sought opportunities in lower-rated bonds and sectors that had been adversely affected by the pandemic, including transportation, education, travel-related and health care issues.

Describe portfolio positioning at period end.

The Fund’s duration was slightly higher than that of the benchmark. The Fund was overweight in the transportation and housing sectors, and it was underweight in school districts and local tax-backed debt. The Fund’s average credit quality was AA-.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of May 31, 2021 (continued)	BlackRock Strategic Municipal Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

(c)

The S&P® Municipal Bond Index, a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

A customized performance benchmark comprised of the returns of the S&P® Municipal Bond Investment Grade Index (65%), S&P® Municipal Bond High Yield Index (30%) and Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index (5%). See “About Fund Performance” for descriptions of the indexes.

Performance Summary for the Period Ended May 31, 2021

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.28%	1.23%	5.75%	12.18%	N/A	3.61%	N/A	4.68%	N/A
Investor A	1.03	0.98	5.65	11.83	7.08%	3.37	2.47%	4.44	3.99%
Investor A1	1.21	1.16	5.73	11.99	N/A	3.52	N/A	4.60	N/A
Investor C	0.32	0.27	5.25	11.07	10.07	2.60	2.60	3.81	3.81
Class K	1.36	1.31	5.80	12.24	N/A	3.65	N/A	4.70	N/A
S&P® Municipal Bond Index	—	—	1.54	4.70	N/A	3.48	N/A	4.35	N/A
S&P® Municipal Bond Investment Grade Index	—	—	1.21	3.96	N/A	3.27	N/A	4.15	N/A
S&P® Municipal Bond High Yield Index	—	—	6.13	15.81	N/A	6.43	N/A	7.35	N/A
Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	(0.41)	5.38	N/A	6.00	N/A	7.32	N/A
65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	2.59	7.48	N/A	4.37	N/A	5.28	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Strategic Municipal Opportunities Fund

Expense Example

	Actual					Hypothetical(a)
			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Including Interest Expense and Fees	(b)	Excluding Interest Expense and Fees	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,057.50	$3.23		$2.92	$1,000.00	$1,021.79	$3.18		$1,022.09	$2.87		0.63%	0.57%
Investor A	1,000.00	1,056.50	4.31		4.00	1,000.00	1,020.74	4.23		1,021.04	3.93		0.84	0.78
Investor A1	1,000.00	1,057.30	3.59		3.23	1,000.00	1,021.44	3.53		1,021.79	3.18		0.70	0.63
Investor C	1,000.00	1,052.50	8.24		7.93	1,000.00	1,016.90	8.10		1,017.20	7.79		1.61	1.55
Class K	1,000.00	1,058.00	2.87		2.51	1,000.00	1,022.14	2.82		1,022.49	2.47		0.56	0.49

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Transportation	18%
Housing	15
State	14
County/City/Special District/School District	13
Utilities	13
Health	12
Education	7
Corporate	4
Tobacco	3
Health Care Providers & Services	1
Diversified Financial Services	—	(c)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	Percent of Total Investments
AAA/Aaa	13%
AA/Aa	41
A.	14
BBB/Baa	10
BB/Ba	4
B	2
CCC/Caa	—	(c)
C	2
N/R(f)	14

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(a)(d)	Percentage
2021	6%
2022	4
2023	3
2024	5
2025	2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	15

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. For each Fund, Class K Shares performance shown prior to the Class K January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Funds. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

The following indexes are used to calculate BlackRock Strategic Opportunities Fund’s custom reference benchmark:

•

Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar-denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

•

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are nonrated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

•	S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB by S&P and/or Baa3 by Moody’s.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on December 1, 2020 and held through May 31, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

D I S C L O S U R E O F E X P E N S E S	17

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Funds transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund was not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2021	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Diversified Financial Services — 0.3%
Bank of America Corp., (SOFR + 1.32%), 2.69%, 04/22/32	$6,312	$6,399,920
Goldman Sachs Group, Inc., (SOFR + 1.28%), 2.62%, 04/22/32	3,322	3,347,728

		9,747,648
Education — 0.0%
University of Southern California, 3.03%, 10/01/39	650	674,859

Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., 3.05%, 05/15/41	3,639	3,693,683

Tobacco — 0.2%
Altria Group, Inc., 3.70%, 02/04/51	7,915	7,197,005

Total Corporate Bonds — 0.6% (Cost: $21,707,963)		21,313,195

Municipal Bonds

California — 78.0%

County/City/Special District/School District — 34.0%
Butte-Glenn Community College District, GO, Series A, Election 2016, 5.25%, 08/01/46	12,360	15,420,212
California Statewide Communities Development
Authority, SAB
Series A, 5.00%, 09/02/39	1,375	1,687,744
Series A, 5.00%, 09/02/44	675	810,743
Series A, 5.00%, 09/02/48	675	804,688
Cerritos Community College District, GO, Series A, 4.00%, 08/01/44	35,000	38,196,900
City & County of San Francisco California
Community Facilities District No. 2014-1, ST
Series B, 3.78%, 09/01/30	1,110	1,238,105
Series B, 3.92%, 09/01/31	3,410	3,817,393
Series B, 3.97%, 09/01/32	1,880	2,099,922
Series B, 4.02%, 09/01/33	2,070	2,307,139
City & County of San Francisco California, COP, Series A, 4.00%, 04/01/42	8,000	9,195,520
City & County of San Francisco California, GO
Series D-1, 4.00%, 06/15/37	2,295	2,736,581
Series D-1, 4.00%, 06/15/44	4,970	5,829,711
Series D-1, 4.00%, 06/15/45	5,165	6,052,089
City of Huntington Beach California, Refunding RB, 2.32%, 06/15/30	2,750	2,779,343
City of Los Angeles California, COP, (AMBAC), 6.20%, 11/01/31	3,800	3,817,898
City of Los Angeles California, RB, 4.00%, 06/24/21	64,000	64,152,320
City of San Jose California Hotel Tax Revenue, RB, 6.50%, 05/01/42	2,395	2,405,227
Coast Community College District, GO, Series B, Election 2002, (AGM), 0.00%, 08/01/30(b)	26,425	23,014,589
County of Los Angeles California, RB, Series A, 4.00%, 06/30/21	65,000	65,196,950
County of Santa Clara California, GO, Series B, Election 2008, 4.00%, 08/01/42	14,995	15,588,052
Fremont Unified School District/Alameda County California, GO, Series A, 4.00%, 08/01/46	65,000	70,822,700
Fremont Union High School District, GO 4.00%, 08/01/44	35,000	38,223,500

Security	Par (000)	Value

County/City/Special District/School District (continued)
Fremont Union High School District, GO (continued)
Series A, 4.00%, 08/01/46	$13,875	$16,059,064
Glendale Community College District, GO, Series A, Election 2016, 5.25%, 08/01/41	10,450	13,056,439
Grossmont-Cuyamaca Community College District, Series B, Election 2012, 5.00%, 08/01/44	30,215	37,978,140
Grossmont-Cuyamaca Community College District GO, Series C, 4.00%, 08/01/46(c)	4,250	5,150,957
Hacienda La Puente Unified School District, GO, Series A, Election 2016, 5.25%, 08/01/42	5,000	6,220,350
Imperial Irrigation District, RB, (AMBAC), 6.94%, 01/01/26	15,570	18,376,960
Los Altos Elementary School District, Refunding GO, Series A-1, Election 2014, 4.00%, 08/01/44	5,000	5,745,350
Los Angeles Community College District, GO
Series K, 4.00%, 08/01/36	4,125	4,766,437
Series K, Election 2008, 4.00%, 08/01/37	10,000	11,540,700
Series K, Election 2008, 4.00%, 08/01/38	20,000	23,082,600
Series K, Election 2008, 4.00%, 08/01/39	20,000	23,074,600
Los Angeles Community College District, Refunding GO, 2.11%, 08/01/32	2,590	2,600,956
Los Angeles Community College District/CA GO, 4.00%, 08/01/24(d)	2,805	3,137,953
Los Angeles County Metropolitan Transportation Authority, RB, Series A, 5.00%, 07/01/46	20,000	26,528,800
Los Angeles County Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 07/01/37	19,235	23,788,309
Series A, 5.00%, 07/01/44	25,885	32,763,939
Los Angeles County Public Works Financing Authority Refunding RB, 5.00%, 12/01/45	8,500	11,025,095
Marin Healthcare District, GO, Series A, Election 2013, 5.00%, 08/01/41	21,670	26,797,772
Menifee Union School District, GO, Series A, 5.25%, 08/01/42	7,275	9,036,350
Mount San Antonio Community College District, Refunding GO
Series 2018-A, Election 2018, 4.00%, 08/01/49	10,200	11,905,644
Series A, Election 2018, 5.00%, 08/01/44	11,000	14,061,300
Mountain View-Whisman School District, GO, Series B, Election 2012, 4.00%, 09/01/26(d)	12,000	14,161,320
Orange County Local Transportation Authority, RB, 5.00%, 02/15/40	5,000	6,370,700
Palomar Community College District, GO, Series D,
Election 2006, 5.25%, 08/01/45	3,000	3,757,740
Pomona Redevelopment Agency Successor Agency, Refunding TA, 3.98%, 02/01/27	4,155	4,708,155
Riverside County Public Financing Authority, RB, 5.25%, 11/01/45	11,210	13,185,762
San Diego Community College District, Refunding GO, 5.00%, 08/01/41	20,000	23,990,000
San Diego County Regional Transportation Commission, Refunding RB, Series A, 3.00%, 10/01/22	27,500	28,553,250
San Diego Public Facilities Financing Authority, Refunding RB
Series A, 5.00%, 10/15/46	8,500	10,956,670
Series A, 4.00%, 10/15/50	15,600	18,478,824
San Diego Unified School District, GO, Series L-2, 4.00%, 07/01/39	3,680	4,415,080

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2021	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
San Francisco Bay Area Rapid Transit District, GO, Series A, Election 2016, 5.00%, 08/01/47	$8,980	$11,092,635
San Francisco Bay Area Rapid Transit District, Refunding GO, Series D, Election 2004, 4.00%, 08/01/35	5,985	6,840,256
San Francisco City & County Redevelopment Agency Successor Agency, Refunding TA
Series D, 3.13%, 08/01/28	1,150	1,243,691
Series D, 3.25%, 08/01/29	1,000	1,078,500
Series D, 3.38%, 08/01/30	1,250	1,346,288
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(b)(e)
Series D, 0.00%, 08/01/23	1,000	911,020
Series D, 0.00%, 08/01/31	3,000	1,842,300
San Francisco City & County Redevelopment Financing Authority, TA, Series A, (BHAC-CR), 5.75%, 08/01/37	5,000	6,656,650
San Francisco Unified School District, RB, 2.00%, 12/31/21	40,000	40,435,200
San Joaquin County Transportation Authority, Refunding RB, 5.00%, 03/01/41	17,955	21,939,753
San Jose Evergreen Community College District, GO, Series C, Election 2010, 4.13%, 09/01/24(d)	18,435	20,741,587
San Jose Financing Authority, RB, 5.75%, 05/01/42	2,010	2,018,462
San Jose Redevelopment Agency Successor Agency Refunding TA, 3.23%, 08/01/27	9,965	10,930,708
San Jose Redevelopment Agency Successor Agency, Refunding TA, Series A-T, 3.25%, 08/01/29	8,730	9,457,733
San Jose Unified School District, GO, CAB, Series C, (NPFGC), 0.00%, 06/01/31(b)	25,000	21,449,250
San Leandro Unified School District, GO, Series A, Election 2008, 5.75%, 08/01/41	5,000	5,046,250
San Leandro Unified School District, Refunding GO
(BAM), 4.00%, 08/01/34	1,200	1,466,532
(BAM), 4.00%, 08/01/35	1,325	1,616,023
San Mateo County Community College District, GO, Series B, Election 2014, 5.00%, 09/01/45	30,000	37,948,800
Santa Clara County Financing Authority, RB, Series A, 4.00%, 04/01/35	6,975	8,244,520
Santa Monica Community College District, GO, Series B, Election 2008, 4.00%, 08/01/24(d)	40,015	44,753,176
South San Francisco Public Facilities Financing Authority RB, 4.00%, 06/01/46(c)	5,000	6,004,350
Vista Joint Powers Financing Authority, Refunding RB, 5.25%, 05/01/37	15,065	17,726,232

		1,112,262,458
Education — 5.0%
California Educational Facilities Authority, RB
Series A, 3.43%, 04/01/30	1,000	1,049,250
Series A, 3.56%, 04/01/31	2,000	2,102,780
California Educational Facilities Authority, Refunding RB, 5.00%, 04/01/51	3,000	4,808,550
California Infrastructure & Economic Development Bank, RB(e)
Series A, 4.13%, 01/01/35	1,010	1,097,799
Series A, 5.00%, 01/01/55	2,300	2,618,389
Series A-2, 5.00%, 01/01/24	850	854,284
California Infrastructure & Economic Development
Bank, RB, CAB(b) 0.00%, 01/01/35	2,750	1,277,787

Security	Par (000)	Value

Education (continued)

California Infrastructure & Economic Development Bank, RB, CAB(b) (continued)
0.00%, 01/01/60	$37,500	$4,116,000
California Infrastructure & Economic Development Bank, Refunding RB, Series A, 1.84%, 10/01/31	1,100	1,085,172
California Municipal Finance Authority, RB
5.00%, 06/15/41(e)	925	1,008,093
6.00%, 07/01/44	500	545,080
5.00%, 06/15/51(e)	1,385	1,477,809
Series A, 5.50%, 08/01/34(e)	300	323,265
California Municipal Finance Authority, Refunding RB 5.00%, 08/01/39	1,785	2,010,927
5.00%, 08/01/48	2,140	2,369,365
California Public Finance Authority, RB(e)
Series A, 5.00%, 07/01/36	385	414,391
Series A, 5.00%, 07/01/44	375	395,325
Series A, 5.00%, 07/01/54	520	540,150
Series B, 5.00%, 07/01/26	265	267,507
California School Finance Authority, RB(e)
5.00%, 06/01/40	1,420	1,589,676
5.00%, 06/01/50	2,240	2,456,429
5.00%, 06/01/59	3,565	3,873,123
Series A, 5.00%, 06/01/33	525	597,608
Series A, 5.00%, 06/01/43	525	583,511
Series A, 5.00%, 06/01/49	7,105	7,839,444
Series A, 6.00%, 07/01/51	1,500	1,701,270
Series A, 5.00%, 06/01/55	1,000	1,089,040
Series A, 5.00%, 06/01/58	3,355	3,667,418
Series A, 6.00%, 06/01/59	8,925	9,818,392
Series B, 6.00%, 06/01/31	735	715,662
California State University, Refunding RB
Series A, 5.00%, 11/01/41	10,000	11,983,300
Series D, 1.69%, 11/01/29	5,000	4,914,000
California Statewide Communities Development Authority, RB, 5.00%, 06/01/51(e)	1,035	1,218,247
California Statewide Communities Development Authority, Refunding RB(e)
Series A, 5.00%, 06/01/36	2,900	3,295,473
Series A, 5.00%, 06/01/46	4,100	4,584,292
Hastings Campus Housing Finance Authority, RB, Series A, 5.00%, 07/01/61	15,170	17,267,859
Tamalpais Union High School District GO, 4.00%, 08/01/24(d)	1,150	1,286,068
University of California, RB
Series AV, 5.25%, 05/15/42	12,220	15,203,635
Series BE, 4.00%, 05/15/47	7,540	8,945,607
University of California, RB, BAB, 6.30%, 05/15/50	3,790	4,893,610
University of California, Refunding RB, Series Q, 5.00%, 05/15/46	21,000	27,438,180

		163,323,767
Health — 3.2%
California Health Facilities Financing Authority,
Series A, 5.00%, 11/15/38	15,075	18,633,755
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/36	2,755	3,412,894
Series A, 5.00%, 11/15/40	20,220	20,645,631
Series A, 5.25%, 11/01/41	7,000	7,141,330
California Health Facilities Financing Authority, Refunding RB 3.00%, 08/15/54(a)	18,125	20,058,756
Series A, 4.00%, 11/15/40	5,140	5,956,438

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
California Health Facilities Financing Authority, Refunding RB (continued)
Series A, 4.00%, 04/01/44	$12,215	$14,241,224
Sub-Series A-2, 4.00%, 11/01/38	4,000	4,628,800
California Municipal Finance Authority, Refunding RB(e)
Series A, 5.00%, 11/01/39	980	1,131,635
Series A, 5.00%, 11/01/49	1,105	1,244,440
California Public Finance Authority RB (c)(e) 2.88%, 05/15/27	705	705,381
2.38%, 11/15/28	3,000	3,020,400
3.13%, 05/15/29	2,510	2,522,902
5.00%, 11/15/36	500	568,470
5.00%, 11/15/46	500	554,125
5.00%, 11/15/51	500	552,200
5.00%, 11/15/56	500	546,410

		105,564,791

Housing(e) — 0.4%
California Community Housing Agency, RB, M/F Housing, Series A, 5.00%, 04/01/49	2,630	2,995,018
CSCDA Community Improvement Authority RB, 4.00%, 07/01/56(c)	4,775	5,131,931
CSCDA Community Improvement Authority, RB, M/F Housing, Series A, 5.00%, 07/01/51	4,070	4,739,271

		12,866,220

State — 3.7%
California State Public Works Board, RB
Series B, 4.00%, 05/01/46	15,000	18,089,400
Series C, 5.00%, 11/01/44	29,895	38,190,265
Series I, 5.25%, 11/01/32	1,115	1,244,362
Series I, 5.50%, 11/01/33	2,315	2,596,018
California State Public Works Board, Refunding RB, Series C, 5.00%, 11/01/33	10,000	12,205,100
State of California, Refunding GO
4.00%, 10/01/36	5,100	6,198,795
5.00%, 10/01/39	11,305	14,654,219
5.00%, 11/01/39	20,695	26,565,551

		119,743,710

Tobacco — 3.4%
California County Tobacco Securitization Agency, Refunding RB 5.00%, 06/01/50	1,110	1,308,957
Series A, 5.00%, 06/01/36	2,410	2,434,606
Series A, 5.00%, 06/01/47	2,595	2,621,365
Series A, 4.00%, 06/01/49	1,540	1,784,752
California County Tobacco Securitization Agency, Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/55(b)	15,770	3,100,540
California Statewide Financing Authority, RB, Series D, 0.00%, 06/01/55(b)(e)	16,500	1,058,970
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	12,125	12,548,041
Series A-2, 5.00%, 06/01/47	55,680	57,622,675

Security	Par (000)	Value

Tobacco (continued)
Inland Empire Tobacco Securitization Corp., Refunding RB, 3.68%, 06/01/38	$4,905	$5,133,181
Silicon Valley Tobacco Securitization Authority, RB, CAB, Series D, 0.00%, 06/01/56(b)	29,500	2,795,125
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	15,435	18,865,125

		109,273,337

Transportation — 12.8%
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, ARB, Series B, 5.56%, 07/01/32	1,000	1,219,340
California Infrastructure & Economic Development Bank, RB, Series A, AMT, 0.45%, 01/01/50(a)(e)	50,000	49,996,550
California Municipal Finance Authority, RB, Series A, AMT, 4.00%, 07/15/29	6,605	7,607,705
City & County of San Francisco California Airports Commission, Series B, AMT, 5.00%, 05/01/41	23,960	28,154,677
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/40	6,615	7,666,653
Series A, AMT, 5.00%, 05/15/42	23,725	28,430,616
Series B, AMT, 5.00%, 05/15/41	18,710	21,992,669
Series D, AMT, 5.00%, 05/15/41	8,850	10,249,539
Sub-Series A, AMT, 5.00%, 05/15/42	10,100	11,855,481
City of Los Angeles Department of Airports, Refunding RB
Series A, 5.00%, 05/15/36	11,260	14,611,539
Series A, 5.00%, 05/15/38	7,230	9,349,836
Kansas City Industrial Development Authority, ARB, Series A, 5.00%, 05/15/44	10,000	12,727,700
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/42	10,000	12,334,700
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	20,000	23,847,600
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.00%, 05/01/39	5,125	5,744,818
Series A, AMT, 5.00%, 05/01/40	14,000	15,683,360
Series A, AMT, 5.00%, 05/01/42	29,480	35,317,335
Series A, AMT, 5.25%, 05/01/42	40,370	48,998,280
Series A, AMT, 5.00%, 05/01/44	10,125	11,362,882
Series A, AMT, 5.00%, 05/01/49	8,000	9,820,800
Series E, AMT, 5.00%, 05/01/38	9,025	11,326,285
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series 2020, AMT, 4.00%, 05/01/39	2,250	2,651,490
San Francisco Municipal Transportation Agency, RB
Series C, 4.00%, 03/01/46	18,000	21,592,440
Series C, 5.00%, 03/01/51	12,395	16,052,145

		418,594,440

Utilities — 15.5%
California Statewide Communities Development Authority, Refunding RB, 1.68%, 02/01/29	1,000	975,820
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.25%, 06/01/47	20,000	24,829,200

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2021	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of Los Angeles California Wastewater System Revenue, Refunding RB
Series A, 5.00%, 06/01/43	$10,000	$12,566,800
Series C, 5.00%, 06/01/35	4,520	5,321,351
City of Sacramento California Water Revenue, RB, 5.00%, 09/01/42	6,465	8,013,432
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A, 4.00%, 11/01/30	19,910	23,385,689
East Bay Municipal Utility District Water System Revenue, RB, Series A, 4.00%, 06/01/45	4,885	5,646,913
East Bay Municipal Utility District Water System Revenue, Refunding RB, Series A, 5.00%, 06/01/37	7,160	8,404,909
Eastern Municipal Water District Financing Authority, RB, Series D, 5.25%, 07/01/42	18,500	23,091,515
Los Angeles Department of Water, Refunding RB
Series A, 5.00%, 07/01/41	52,860	63,732,397
Series A, 5.25%, 07/01/44	10,650	13,116,007
Metropolitan Water District of Southern California, Series E, Refunding RB, 0.17%, 07/01/37(a)	8,625	8,813,517
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 07/01/40	16,105	18,952,686
Metropolitan Water District of Southern California,
Refunding RB 5.00%, 01/01/38	7,000	8,908,410
Series A, 5.00%, 10/01/35	5,000	5,198,400
Northern California Power Agency, RB, Series A, 7.31%, 06/01/40	2,150	3,142,504
Sacramento Municipal Utility District, RB
Series G, 5.00%, 08/15/38	22,390	28,930,791
Series G, 5.00%, 08/15/41	20,000	25,684,200
San Diego Public Facilities Financing Authority, Refunding RB
Series A, 5.00%, 05/15/36	5,000	6,072,450
Series A, 5.00%, 05/15/38	13,595	16,444,512
Series A, 4.00%, 08/01/39	2,515	3,069,734
Series A, 4.00%, 08/01/40	2,000	2,431,900
Series A, 3.00%, 08/01/49	10,000	10,882,500
Series B, 5.00%, 08/01/38	16,460	19,888,124
Series A, Subordinate, 5.00%, 08/01/43	33,820	42,152,910
Series A, Subordinate, 5.25%, 08/01/47	15,180	19,121,791
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series B, 4.00%, 10/01/42	17,010	17,811,341
Southern California Public Power Authority, Refunding RB, 5.00%, 07/01/30	41,400	46,346,058
State of California Department of Water Resources, Refunding RB
Series AW, 4.00%, 12/01/34	24,000	28,008,480
Series BC, 1.32%, 12/01/28	4,000	3,942,200
State of California Department of Water Resources,Refunding RB, Series BB, 5.00%, 12/01/35	2,000	2,712,500

		507,599,041

Total Municipal Bonds in California		2,549,227,764

Security	Par (000)	Value

Connecticut — 0.4%

Corporate — 0.4%
Mashantucket Western Pequot Tribe, 7.35%, 07/01/26(f)(g)(h)	$36,909	$11,995,458

Guam(c) — 0.2%

State — 0.2%
Territory of Guam, Refunding RB
Series F, 4.00%, 01/01/36.	2,480	2,875,833
Series F, 4.00%, 01/01/42	3,170	3,600,866

Total Municipal Bonds in Guam		6,476,699

Illinois — 1.2%

County/City/Special District/School District — 1.2%
Chicago Board of Education, GO, 6.32%, 11/01/29	3,650	4,400,258
Chicago Board of Education, GO, BAB 6.04%, 12/01/29	7,590	8,832,711
6.14%, 12/01/39	13,850	16,817,639
6.52%, 12/01/40	8,075	10,074,289

Total Municipal Bonds in Illinois		40,124,897

Puerto Rico — 8.1%

State — 4.8%
Commonwealth of Puerto Rico, GO(f)(g)
Series A, 5.25%, 07/01/22	940	841,535
Series A, 5.25%, 07/01/26	330	295,433
Series A, 5.13%, 07/01/31	3,340	2,990,135
Series A, 5.38%, 07/01/33	1,025	917,631
Series A, 6.00%, 07/01/38	1,630	1,477,867
Commonwealth of Puerto Rico, Refunding GO(f)(g)
5.00%, 07/01/18	470	396,758
Series A, 5.50%, 07/01/18	1,025	865,271
Series A, 5.50%, 07/01/32	1,170	1,047,443
Series A, 6.00%, 07/01/34	955	848,756
Series A, 8.00%, 07/01/35	27,405	22,025,563
Series A, 5.50%, 07/01/39	8,805	7,473,244
Series A, 5.00%, 07/01/41	10,546	8,542,773
Series B, 6.00%, 07/01/39	3,970	3,599,468
Series C, 6.00%, 07/01/39	470	426,133
Series D, 5.75%, 07/01/41	1,110	972,638
Puerto Rico Public Buildings Authority, Refunding RB(f)(g)
Series F, (GTD), 5.25%, 07/01/24	500	498,594
Series M-2, (GTD), 10.00%, 07/01/34	1,045	1,102,475
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	38,748	43,437,283
Series A-1, Restructured, 5.00%, 07/01/58	16,743	19,047,339
Series A-2, Restructured, 4.33%, 07/01/40	11,004	12,206,187
Series A-2, Restructured, 4.54%, 07/01/53	114	126,189
Series A-2, Restructured, 4.78%, 07/01/58	15,623	17,553,690
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(b)
Series A-1, Restructured, 0.00%, 07/01/29	1,117	954,130
Series A-1, Restructured, 0.00%, 07/01/31	1,330	1,050,926
Series A-1, Restructured, 0.00%, 07/01/33	1,909	1,399,182
Series A-1, Restructured, 0.00%, 07/01/46	8,062	2,614,668
Series A-1, Restructured, 0.00%, 07/01/51	12,267	2,879,924
Series B-1, Restructured, 0.00%, 07/01/46	5,761	1,870,021

		157,461,256

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco(b) — 0.3%
Children’s Trust Fund, RB
Series A, 0.00%, 05/15/57	$150,000	$9,873,000
Series B, 0.00%, 05/15/57	19,975	1,106,016

		10,979,016

Utilities(f)(g) — 3.0%
Puerto Rico Electric Power Authority, 3rd Series, 1.00%, 01/01/21(a)	593	568,972
Puerto Rico Electric Power Authority, RB
Series A, 5.00%, 07/01/29	4,130	3,969,963
Series A, 7.00%, 07/01/33	2,230	2,186,098
Series A, 6.75%, 07/01/36	7,630	7,479,788
Series A, 5.00%, 07/01/42	8,830	8,487,837
Series A, 7.00%, 07/01/43	955	936,199
Series A-3, 10.00%, 07/01/19	2,137	2,029,686
Series B-3, 10.00%, 07/01/19	2,137	2,029,686
Series C-1, 5.40%, 01/01/18	5,870	5,627,813
Series C-2, 5.40%, 07/01/18	5,871	5,628,723
Series C-4, 5.40%, 07/01/20	593	568,972
Series CCC, 5.25%, 07/01/26	1,680	1,614,900
Series CCC, 5.25%, 07/01/28	955	917,994
Series D-4, 7.50%, 07/01/20	1,638	1,605,753
Series TT, 5.00%, 07/01/25	480	461,400
Series TT, 5.00%, 07/01/26	1,285	1,235,206
Series WW, 5.50%, 07/01/19	2,470	2,368,112
Series WW, 5.38%, 07/01/24	875	841,094
Series WW, 5.25%, 07/01/33	885	850,706
Series WW, 5.50%, 07/01/38	1,170	1,124,663
Series WW, 5.50%, 07/01/49	935	896,431
Series XX, 5.25%, 07/01/27	645	620,006
Series XX, 5.25%, 07/01/35	400	384,500
Series XX, 5.75%, 07/01/36	555	533,494
Series XX, 5.25%, 07/01/40	11,490	11,044,762
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22	2,150	2,066,688
Series AAA, 5.25%, 07/01/27	6,540	6,286,575
Series AAA, 5.25%, 07/01/28	4,690	4,508,262
Series AAA, 5.25%, 07/01/29	530	509,463
Series BBB, 5.40%, 07/01/28	2,805	2,627,059
Series UU, 1.00%, 07/01/19(a)	750	611,250
Series UU, 1.00%, 07/01/20(a)	3,175	2,651,795
Series UU, 0.84%, 07/01/31(a)	3,765	3,144,569
Series ZZ, 5.25%, 07/01/19	2,945	2,823,519
Series ZZ, 5.25%, 07/01/24	1,990	1,912,888
Series ZZ, 5.00%, 07/01/28	990	951,638
Series ZZ, 5.00%, 07/01/49	925	886,844
Puerto Rico Electric Power Authority, Refunding RB, BAB, Series YY, 6.13%, 07/01/40	4,060	3,802,446

		96,795,754

Total Municipal Bonds in Puerto Rico		265,236,026

Total Municipal Bonds — 87.9% (Cost: $2,669,239,194)		2,873,060,844

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 10.7%

County/City/Special District/School District — 2.3%
Irvine Ranch Water District, COP, 5.00%, 03/01/46	$19,330	$23,060,110
Ohlone Community College District, GO, Series B, 4.00%, 08/01/24(d)	47,250	52,844,873

		75,904,983

Education — 3.7%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	35,250	44,934,585
University of California, RB, Series M, 5.00%, 05/15/42	20,000	24,556,800
University of California, Refunding RB, Series AZ, 5.00%, 05/15/43	41,740	52,308,985

		121,800,370

State — 0.7%
State of California, Refunding GO, 5.25%, 10/01/39	18,150	21,900,879

Utilities — 4.0%
East Bay Municipal Utility District Water System Revenue, RB, Series A, 5.00%, 06/01/42	27,045	33,341,334
Eastern Municipal Water District Financing Authority, RB, Series D, 5.00%, 07/01/47	36,105	44,325,746
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43.	41,405	51,770,307

		129,437,387

Total Municipal Bonds in California		349,043,619

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.7% (Cost: $313,899,001)		349,043,619

Total Long-Term Investments — 99.2% (Cost: $3,004,846,158)		3,243,417,658

	Shares
Short-Term Securities

Money Market Funds — 4.7%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.01%(j)(k)	153,034,073	153,125,894

Total Short-Term Securities — 4.7% (Cost: $153,090,262)		153,125,894

Total Investments — 103.9% (Cost: $3,157,936,420)		3,396,543,552
Other Assets Less Liabilities — 0.5%		14,157,972
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.4)%		(143,170,731)

Net Assets — 100.0%		$3,267,530,793

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)	When-issued security.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) May 31, 2021	BlackRock California Municipal Opportunities Fund

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Class	$322,516,448	$—	$(169,467,419	)(a)	$83,418	$(6,553)	$153,125,894	153,034,073	$17,749	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Notes	2,727	09/21/21	$359,453	$(134,449)
U.S. Long Bond	984	09/21/21	153,658	(477,975)

				$(612,424)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$612,424	$—	$612,424

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock California Municipal Opportunities Fund

For the year ended May 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$37,029,913	$—	$37,029,913

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(67,636)	$—	$(67,636)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$550,002,012

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$21,313,195	$—	$21,313,195
Municipal Bonds	—	2,873,060,844	—	2,873,060,844
Municipal Bonds Transferred to Tender Option Bond Trusts	—	349,043,619	—	349,043,619
Short-Term Securities
Money Market Funds	153,125,894	—	—	153,125,894

	$153,125,894	$3,243,417,658	$—	$3,396,543,552

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(612,424)	$—	$—	$(612,424)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $143,144,977 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments May 31, 2021	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.3%
State(a) — 0.2%
Territory of Guam, Refunding RB
Series F, 4.00%, 01/01/36	$300	$347,883
Series F, 4.00%, 01/01/42	385	437,329

		785,212
Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	500	609,015

Total Municipal Bonds in Guam		1,394,227

New Jersey — 77.8%

Corporate — 2.3%
New Jersey Economic Development Authority, RB, AMT, 4.00%, 08/01/59	4,200	4,656,708
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	1,360	1,440,757
3.50%, 04/01/42	720	761,688
Series A, AMT, 2.20%, 10/01/39(b)	2,130	2,259,994

		9,119,147

County/City/Special District/School District — 16.9%
Carlstadt School District, Refunding GO, (SCH BD RES FD), 4.00%, 05/01/30	1,415	1,561,849
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,020	1,105,517
5.25%, 11/01/44	1,590	1,711,142
City of Bayonne New Jersey, Refunding GO, (BAM SAW), 5.00%, 07/01/39	660	770,062
City of East Orange New Jesery, Refunding GO
(AGM), 3.00%, 09/15/30	2,200	2,413,026
(AGM), 3.00%, 09/15/31	2,200	2,401,454
City of Perth Amboy New Jersey, Refunding GO, Series A, (BAM), 4.00%, 03/15/29(a)	1,200	1,457,352
County of Mercer New Jersey, Refunding GO, 3.00%, 02/15/31	1,585	1,741,741
Egg Harbor Township School District, Refunding GO, (AGM SCH BD RES FD), 5.75%, 07/15/25	2,000	2,415,480
Essex County Improvement Authority, RB, (GTD), 4.00%, 11/01/44	7,470	8,406,738
Essex County Improvement Authority, Refunding RB, (NPFGC GTD), 5.50%, 10/01/29	1,500	2,031,690
Ewing Township Board of Education, GO
(SCH BD RES FD), 4.00%, 07/15/38	920	1,078,774
(SCH BD RES FD), 4.00%, 07/15/39	840	982,019
Hudson County Improvement Authority, RB
3.00%, 10/01/36	5,950	6,634,607
4.00%, 10/01/51	3,500	4,102,000
Monmouth County Improvement Authority, RB
Series B, (GTD), 4.00%, 12/01/38	250	297,630
Series B, (GTD), 4.00%, 12/01/39	590	699,297
Monmouth Regional High School District, GO, (SCH BD RES FD), 3.00%, 02/01/34	1,260	1,372,745
New Jersey Economic Development Authority, RB
5.00%, 06/15/23(c)	2,000	2,195,000
Series A, (NPFGC), 0.00%, 07/01/21(d)	1,675	1,674,280
Series AAA, 5.00%, 06/15/41	1,990	2,331,325
Series KK, 5.00%, 09/01/22(c)	1,070	1,134,981

Security	Par (000)	Value

County/City/Special District/School District (continued)
New Jersey Economic Development Authority, RB (continued)
Series B, AMT, 6.50%, 04/01/31	$1,725	$1,861,620
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28.	2,500	2,754,125
Sparta Township Board of Education, Refunding GO, (SCH BD RES FD), 5.00%, 02/15/25(c)	1,350	1,581,309
Toms River Board of Education, GO, (SCH BD RES FD), 3.00%, 07/15/37	4,605	4,913,120
Township of Bloomfield New Jersey, Refunding GO 3.00%, 02/01/32	1,000	1,094,979
3.00%, 02/01/33	1,040	1,134,546
Township of Irvington New Jersey, Refunding GO, Series A, (AGM SAW), 5.00%, 07/15/31	2,445	2,754,146
Township of Monroe New Jersey/Gloucester County, Refunding GO
3.00%, 05/01/32	405	438,971
3.00%, 06/01/37	385	414,391
3.00%, 06/01/38	410	439,782
Union County Utilities Authority, Refunding RB,
Series A, AMT, (GTD), 4.75%, 12/01/31	1,250	1,277,062

		67,182,760
Education — 9.6%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	1,250	1,359,537
Gloucester County Improvement Authority, RB 5.00%, 07/01/44	530	612,765
Series A, 5.00%, 07/01/34	1,855	2,162,874
New Jersey Economic Development Authority, RB 6.00%, 10/01/43	1,000	1,099,450
Series A, 5.00%, 07/01/27(e)	170	186,067
Series A, 5.13%, 11/01/29(e)	100	112,166
Series A, 5.25%, 07/01/37(e)	470	514,189
Series A, 6.25%, 11/01/38(e)	210	246,196
Series A, 5.00%, 06/15/39(e)	825	916,088
Series A, 5.00%, 07/01/47	265	278,743
Series A, 5.38%, 07/01/47(e)	815	875,204
Series A, 5.00%, 12/01/48	2,190	2,531,049
Series A, 5.00%, 06/15/49(e)	135	147,095
Series A, 5.00%, 07/01/50	200	227,456
Series A, 6.50%, 11/01/52(e)	1,210	1,390,193
Series A, 5.25%, 11/01/54(e)	1,100	1,165,912
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	2,760	3,290,389
(AGM), 5.00%, 06/01/42	690	817,726
Series A, 3.50%, 09/01/22(e)	85	86,226
Series A, 4.75%, 08/01/24(e)	195	201,909
Series A, 5.63%, 08/01/34(e)	250	265,180
Series A, 5.00%, 09/01/37(e)	315	354,677
Series A, 5.88%, 08/01/44(e)	430	453,293
Series A, 5.13%, 09/01/52(e)	1,000	1,100,840
New Jersey Educational Facilities Authority, RB
Series C, (AGM), 3.25%, 07/01/49	290	309,363
Series C, (AGM), 4.00%, 07/01/50	245	277,877
New Jersey Educational Facilities Authority, Refunding RB
Series A, 5.00%, 07/01/33	2,005	2,267,234
Series B, 5.00%, 07/01/32	2,465	2,964,705
Series B, 5.00%, 07/01/42	560	585,967

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New Jersey Educational Facilities Authority, Refunding RB (continued)
Series H, (AGM), 4.00%, 07/01/39	$715	$785,685
New Jersey Higher Education Student Assistance Authority, RB, Sub-Series C, AMT, 4.00%, 12/01/48	700	759,675
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series A, 2.38%, 12/01/29	2,040	2,110,400
1st Series, AMT, 5.75%, 12/01/28	360	368,262
Sub-Series C, AMT, 3.63%, 12/01/49	1,065	1,092,914
New Jersey Institute of Technology, RB
Series A, 5.00%, 07/01/22(c)	460	484,228
Series A, 5.00%, 07/01/40	5,000	5,819,300

		38,220,834
Health — 12.3%
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	270	313,494
5.00%, 01/01/39	270	310,951
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	4,660	5,636,410
4.00%, 07/01/44	4,120	4,792,425
Series A, 5.25%, 07/01/35	1,460	1,602,657
Series A, 5.00%, 07/01/39	1,150	1,300,190
Series A, 5.00%, 07/01/43	1,535	1,731,618
Series A, 5.50%, 07/01/43	920	1,011,319
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/24(c)	2,950	3,380,228
5.00%, 07/01/27	1,500	1,577,790
5.00%, 07/01/29	285	318,128
5.00%, 07/01/34	1,000	1,207,150
5.00%, 08/15/34	460	504,183
5.00%, 07/01/39	4,060	4,859,982
4.00%, 07/01/41	1,000	1,089,800
Series A, 5.63%, 07/01/21(c)	1,540	1,546,791
Series A, 6.00%, 07/01/21(c)	2,985	2,999,179
Series A, 5.00%, 07/01/24	1,000	1,051,620
Series A, 5.00%, 07/01/25	2,230	2,344,957
Series A, 4.00%, 07/01/32	2,300	2,647,553
Series A, 5.00%, 07/01/37	6,000	7,318,020
Series A, 5.00%, 07/01/43	1,290	1,549,458

		49,093,903
Housing — 2.0%
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.45%, 11/01/45	240	235,486
Series A, 4.00%, 11/01/48	150	162,815
Series A, (HUD SECT 8), 2.55%, 11/01/50	220	215,842
Series A, 4.10%, 11/01/53	100	108,226
Series A, (HUD SECT 8), 2.63%, 11/01/56	220	217,129
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing Series A, 3.75%, 10/01/35	1,035	1,135,250

Security	Par (000)	Value

Housing (continued)
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing (continued)
Series E, 2.25%, 10/01/40	$810	$819,364
Series E, 2.40%, 10/01/45	620	627,669
Newark Housing Authority Scholarship Foundation A New Jersey Non, RB, M/F Housing
Series A, 5.00%, 12/01/30	1,640	1,818,694
Series A, 4.38%, 12/01/33	2,515	2,697,262

		8,037,737
State — 19.2%
Casino Reinvestment Development Authority, Inc., Refunding RB, (AGM), 4.00%, 11/01/34	500	530,195
Garden State Preservation Trust, RB
Series A, (AGM), 5.75%, 11/01/28	2,565	3,153,077
Series B, (AGM), 0.00%, 11/01/27(d)	4,135	3,793,408
Garden State Preservation Trust, RB, CAB, Series B, (AGM), 0.00%, 11/01/24(d)	10,000	9,727,700
New Jersey Economic Development Authority, RB 4.00%, 06/15/49	1,190	1,336,870
Series A, (NPFGC), 5.25%, 07/01/26	1,000	1,227,300
Series A, 5.00%, 06/15/42	4,545	5,413,731
Series DDD, 5.00%, 06/15/42	3,000	3,549,120
Series EEE, 5.00%, 06/15/43	2,155	2,613,843
Series QQQ, 4.00%, 06/15/50	665	759,450
New Jersey Economic Development Authority, Refunding RB
5.00%, 06/15/22	1,700	1,775,854
5.00%, 06/15/29	640	668,243
Series N-1, (AMBAC), 5.50%, 09/01/26	600	747,708
Series PP, 4.00%, 06/15/30	4,875	5,359,770
Sub-Series A, 5.00%, 07/01/33	125	146,065
Sub-Series A, 4.00%, 07/01/34	165	182,419
New Jersey Educational Facilities Authority, RB, Series A, 5.00%, 09/01/33	1,750	1,983,327
New Jersey Health Care Facilities Financing Authority, RB, 5.00%, 09/15/29	2,000	2,183,980
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/31	2,000	2,190,500
Series AA, 5.00%, 06/15/45	1,000	1,131,850
Series B, 5.25%, 06/15/26	1,500	1,502,700
Series B, 5.00%, 06/15/33	550	676,720
Series B, 5.25%, 06/15/36	5,000	5,009,000
Series BB, 5.00%, 06/15/44	500	602,705
Series BB, 4.00%, 06/15/50	2,545	2,846,633
Series BB, 5.00%, 06/15/50	535	635,222
Series S, 5.25%, 06/15/43	1,720	2,146,973
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 12/15/32	1,775	2,187,954
Series A, 5.00%, 12/15/35	455	558,435
Series B, (NPFGC), 5.50%, 12/15/21	1,800	1,852,002
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/48	2,380	2,720,887
State of New Jersey, GO, Series A, 4.00%, 06/01/32	5,570	7,067,439

		76,281,080

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) May 31, 2021	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco — 1.5%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	$1,500	$1,784,925
Series A, 5.25%, 06/01/46	915	1,103,728
Sub-Series B, 5.00%, 06/01/46	2,790	3,274,288

		6,162,941
Transportation — 11.7%
New Jersey Economic Development Authority, RB
AMT, (AGM), 5.13%, 01/01/39	1,000	1,100,320
AMT, (AGM), 5.13%, 07/01/42	1,000	1,098,040
AMT, 5.38%, 01/01/43	905	1,000,966
New Jersey Transportation Trust Fund Authority, RB
Series A, 6.00%, 06/15/21(c)	3,185	3,191,784
Series A, 5.00%, 06/15/30	1,250	1,481,087
Series B, 5.00%, 06/15/21(c)	600	601,110
New Jersey Transportation Trust Fund Authority, RB, CAB(d)
Series A, 0.00%, 12/15/32	10,000	7,705,700
Series A, 0.00%, 12/15/35	8,900	6,275,924
Series A, 0.00%, 12/15/38	10,000	6,383,500
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 06/15/31	2,730	3,228,607
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	2,000	2,285,820
New Jersey Turnpike Authority, Refunding RB
Series A, (BHAC-CR AGM), 5.25%, 01/01/30	1,000	1,355,710
Series B, 5.00%, 01/01/34	1,600	1,976,992
Series E, 5.00%, 01/01/32	1,350	1,676,092
South Jersey Transportation Authority, RB, Series A, 5.00%, 11/01/45	3,545	4,425,507
South Jersey Transportation Authority, Refunding RB
Series A, 5.00%, 11/01/22(c)	295	315,288
Series A, 5.00%, 11/01/32	440	499,374
Series A, 5.00%, 11/01/33	250	283,633
Series A, 5.00%, 11/01/39	1,500	1,662,900

		46,548,354
Utilities — 2.3%
Industrial Pollution Control Financing Authority of
Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24	340	355,966
New Jersey Infrastructure Bank, RB 2.00%, 09/01/42(a)	710	698,228
2.00%, 09/01/43(a)	485	474,122
2.25%, 09/01/50(a)	1,190	1,173,304
Series B, AMT, 5.00%, 09/01/21(c)	1,355	1,370,813
North Hudson Sewerage Authority, Refunding RB,
Series A, (NPFGC), 0.00%, 08/01/21(d)(f)	5,000	4,996,350

		9,068,783

Total Municipal Bonds in New Jersey		309,715,539

New York — 4.8%

Transportation — 4.8%
Port Authority of New York & New Jersey, ARB
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,169,040
Consolidated, 218th Series, AMT, 4.00%, 11/01/34	2,345	2,794,537
Consolidated, 218th Series, AMT, 4.00%, 11/01/47	3,545	4,051,970
Consolidated, 221st Series, AMT, 4.00%, 07/15/45	2,170	2,514,835
Port Authority of New York & New Jersey, Refunding ARB Series 205th, 5.00%, 11/15/42	1,975	2,441,969

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued)
178th Series, AMT, 5.00%, 12/01/43	$285	$314,574
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	500	508,260
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	3,000	3,407,100
Series 223, AMT, 4.00%, 07/15/51	1,540	1,808,176

Total Municipal Bonds in New York		19,010,461

Pennsylvania — 0.4%

Transportation — 0.4%
Delaware River Port Authority, RB, 5.00%, 01/01/40	1,500	1,666,590

Puerto Rico — 3.1%

State — 2.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,932	3,286,831
Series A-1, Restructured, 5.00%, 07/01/58	3,105	3,532,341
Series A-2, Restructured, 4.33%, 07/01/40	580	643,365
Series A-2, Restructured, 4.78%, 07/01/58	1,757	1,974,130
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/46	1,842	597,397
Series A-1, Restructured, 0.00%, 07/01/51	1,885	442,542
Series B-1, Restructured, 0.00%, 07/01/46	567	184,048

		10,660,654
Utilities — 0.4%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.13%, 07/01/37	160	166,253
Series A, Senior Lien, 5.25%, 07/01/42	1,445	1,499,780

		1,666,033

Total Municipal Bonds in Puerto Rico		12,326,687

Total Municipal Bonds — 86.4% (Cost: $308,100,481)		344,113,504

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

New Jersey — 8.2%

County/City/Special District/School District — 2.6%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	1,440	1,737,605
Union County Utilities Authority, Refunding RB
Series A, 5.00%, 06/15/41	2,000	2,007,200
Series A, AMT, 5.25%, 12/01/31	6,300	6,452,019

		10,196,824
Education — 3.6%
New Jersey Economic Development Authority, Refunding RB(h)
AMT, 3.00%, 08/01/41	4,622	4,736,024
AMT, 3.00%, 08/01/43(e)	6,648	6,811,359
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/43(f)	2,500	2,731,800

		14,279,183

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health — 2.0%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/47	$7,332	$8,168,156

Total Municipal Bonds in New Jersey		32,644,163

New York — 0.5%

Transportation — 0.5%
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,455	1,726,270

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.7% (Cost: $32,713,166)		34,370,433

Total Long-Term Investments — 95.1% (Cost: $340,813,647)		378,483,937

Short-Term Securities

Commercial Paper — 2.2%
Port Authority of New York & New Jersey, Refunding ARB, 0.16%, 10/01/21	8,840	8,840,610

		8,840,610

	Shares

Money Market Funds — 7.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	28,649,650	28,655,380

Total Short-Term Securities — 9.4% (Cost: $37,493,774)		37,495,990

Total Investments — 104.5% (Cost: $378,307,421)		415,979,927
Other Assets Less Liabilities — 0.0%		221,637
Liability for TOB Trust Certificates, Including Interest Expense and
Fees Payable — (4.5)%		(17,980,471)

Net Assets — 100.0%		$398,221,093

(a)	When-issued security.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 1, 2037, is $5,808,746. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$9,091,474	$19,564,070	(a)	$—	$(772)	$608	$28,655,380	28,649,650	$2,174	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) May 31, 2021	BlackRock New Jersey Municipal Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Notes	136	09/21/21	$17,927	$2,297
U.S. Long Bond	50	09/21/21	7,808	(6,541)

				$(4,244)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,297	$—	$2,297

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$6,541	$—	$6,541

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$1,249,472	$—	$1,249,472

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(4,244)	$—	$(4,244)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short.	$10,907,153

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$344,113,504	$—	$344,113,504
Municipal Bonds Transferred to Tender Option Bond Trusts	—	34,370,433	—	34,370,433

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock New Jersey Municipal Bond Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Commercial Paper	$—	$8,840,610	$—	$8,840,610
Money Market Funds	28,655,380	—	—	28,655,380

	$28,655,380	$387,324,547	$—	$415,979,927

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$2,297	$—	$—	$2,297
Liabilities
Interest Rate Contracts	(6,541)	—	—	(6,541)

	$(4,244)	$—	$—	$(4,244)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $17,972,276 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments May 31, 2021	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.4%

State(a) — 0.2%
Territory of Guam, Refunding RB
Series F, 4.00%, 01/01/36.	$470	$545,017
Series F, 4.00%, 01/01/42.	605	687,231

		1,232,248

Utilities — 0.2%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	820	998,785

Total Municipal Bonds in Guam		2,231,033

Pennsylvania — 87.7%

Corporate — 5.1%
Pennsylvania Economic Development Financing Authority RB, AMT, 0.45%, 06/01/41(b)	13,335	13,482,565
Pennsylvania Economic Development Financing Authority, RB
Series A, AMT, 3.25%, 08/01/39(c)	2,800	2,868,824
Series B-1, AMT, 0.18%, 04/01/49(b)	4,200	4,200,000
Pennsylvania Economic Development Financing Authority, Refunding RB
AMT, 5.50%, 11/01/44	1,355	1,443,251
Series A, AMT, 0.18%, 04/01/34(b)	8,750	8,750,000

		30,744,640

County/City/Special District/School District — 21.9%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(c)	330	382,335
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB
Series A, 5.00%, 05/01/35	2,310	2,390,018
Series A, 5.00%, 05/01/42	3,900	4,035,135
Altoona Area School District, GO
(BAM SAW), 5.00%, 12/01/36	215	253,365
(BAM SAW), 5.00%, 12/01/45	1,000	1,156,070
Series A, (AGM SAW), 5.00%, 12/01/36	2,895	3,411,584
Bethlehem Area School District, GO
Series A, (BAM SAW), 5.00%, 08/01/34	2,390	2,794,699
Series A, (BAM SAW), 5.00%, 08/01/35	1,790	2,091,329
Boyertown Area School District, GO
(SAW), 5.00%, 10/01/36	890	995,777
(SAW), 5.00%, 10/01/38	1,335	1,492,023
Bristol Township School District, GO, (BAM SAW), 5.00%, 06/01/42	2,550	3,093,379
Catasauqua Area School District, Refunding GO, (BAM SAW), 4.00%, 02/15/42	2,255	2,490,918
Chester County Industrial Development Authority, SAB(c)
4.25%, 03/01/35	1,285	1,320,350
5.00%, 03/01/38	525	626,115
5.13%, 03/01/48	1,048	1,236,661
4.75%, 03/01/50	2,725	2,797,458
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	3,720	4,286,296
City of Philadelphia Pennsylvania, GO, Series B, 5.00%, 02/01/39	2,155	2,715,946
City of Philadelphia Pennsylvania, Refunding GO, Series A, 5.00%, 08/01/37	2,140	2,600,314
Coatesville School District, GO, CAB(d)
Series A, (BAM SAW), 0.00%, 10/01/34	290	188,596

Security	Par (000)	Value

County/City/Special District/School District (continued)
Coatesville School District, GO, CAB(d) (continued)
Series A, (BAM SAW), 0.00%, 10/01/35	$2,565	$1,589,864
Series A, (BAM SAW), 0.00%, 10/01/37	2,505	1,421,738
Coatesville School District, Refunding GO, CAB(d)
Series B, (BAM SAW), 0.00%, 10/01/33	500	341,325
Series B, (BAM SAW), 0.00%, 10/01/34	980	637,323
Series C, (BAM SAW), 0.00%, 10/01/33	640	438,899
County of Lancaster Pennsylvania, Refunding GO 4.00%, 11/01/34	500	578,565
4.00%, 11/01/35	520	600,959
4.00%, 11/01/36	540	623,581
4.00%, 11/01/37	565	651,733
4.00%, 11/01/38	585	673,932
Dallastown Area School District, Refunding GO, (SAW), 5.00%, 04/15/34	1,835	2,127,022
East Pennsboro Area School District, GO
(BAM SAW), 4.00%, 10/01/40	645	743,679
(BAM SAW), 4.00%, 10/01/44	1,530	1,745,118
Easton Area School District, GO, Series B, (SAW), 5.00%, 02/01/31	1,650	2,057,946
Fox Chapel Area School District, GO
(SAW), 5.00%, 02/01/39	4,100	4,964,772
(SAW), 5.00%, 02/01/42	6,365	7,587,780
Governor Mifflin School District, GO
Series A, (SAW), 4.00%, 04/01/39	640	738,982
Series A, (SAW), 4.00%, 04/01/40	400	459,988
Series A, (SAW), 4.00%, 04/01/42	1,150	1,322,017
Series A, (SAW), 4.00%, 04/01/43	1,010	1,160,823
Series A, (SAW), 4.00%, 04/01/46	1,185	1,358,484
Marple Newtown School District, GO, (SAW), 3.00%, 06/01/40	2,365	2,572,387
Mechanicsburg Area School District, GO
Series A, (SAW), 4.00%, 03/01/40	2,160	2,508,581
Series A, (SAW), 4.00%, 03/01/41	2,245	2,602,202
Series A, (SAW), 4.00%, 03/01/42	2,335	2,703,276
Monroe County GO(a)
Series A, 4.00%, 07/15/30	840	1,023,473
Series A, 4.00%, 07/15/31	970	1,176,697
Series A, 4.00%, 07/15/32	1,280	1,546,803
North Allegheny School District, GO, (SAW), 4.00%, 05/01/39	1,000	1,197,630
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,525	1,641,723
Pittsburgh School District, GO
Series A, (SAW), 4.00%, 09/01/37	2,240	2,590,717
Series A, (SAW), 4.00%, 09/01/38	2,235	2,574,899
Redevelopment Authority of The County of Washington, Refunding TA
4.00%, 07/01/23	550	558,646
5.00%, 07/01/28	600	656,760
School District of Philadelphia, RB, Series A, 4.00%, 06/30/21	6,000	6,017,820
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/37	1,815	2,172,047
Springfield School District/Delaware County, GO, (SAW), 5.00%, 03/01/40	1,710	2,117,955
State Public School Building Authority, RB, (AGM), 5.00%, 07/15/34	5,070	5,099,305
State Public School Building Authority, Refunding RB, Series A, (AGM SAW), 5.00%, 06/01/33	5,000	6,059,750

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
Township of Lower Paxton Pennsylvania, GO 5.00%, 04/01/24(e)	$630	$713,985
Series A, 4.00%, 04/01/41	260	306,597
Series A, 4.00%, 04/01/42	185	217,773
Series A, 4.00%, 04/01/43	345	405,720
Series A, 4.00%, 04/01/44	390	458,075
Series A, 4.00%, 04/01/50	705	825,696
Township of West Bradford Pennsylvania, GO, 4.00%, 12/15/49	1,125	1,274,512
Tredyffrin Easttown School District, GO, (SAW), 5.00%, 02/15/39	1,130	1,374,735
West Shore School District, GO
(SAW), 5.00%, 11/15/43	4,045	4,934,819
(SAW), 4.00%, 11/15/45	1,285	1,491,448
(SAW), 4.00%, 11/15/48	640	741,427
(SAW), 5.00%, 11/15/48	1,975	2,389,236

		132,137,592

Education — 11.7%
Allegheny County Higher Education Building Authority, Refunding RB, Series A, 5.00%, 08/01/27	965	1,208,161
Berks County Municipal Authority, Refunding RB 5.00%, 10/01/39	290	316,347
5.00%, 10/01/49	795	856,112
Chester County Industrial Development Authority, RB, 4.00%, 12/01/49	3,750	4,300,162
City of Erie Higher Education Building Authority, Refunding RB 4.00%, 05/01/36	195	221,584
5.00%, 05/01/47	615	741,136
Delaware County Authority, RB, 5.00%, 08/01/40	1,795	2,064,358
Delaware County Authority, Refunding RB, 5.00%, 07/01/47	3,870	4,324,686
East Hempfield Township Industrial Development Authority, RB
5.00%, 07/01/35	1,395	1,472,733
5.00%, 07/01/45	450	463,977
5.00%, 07/01/47	1,180	1,247,508
Latrobe Industrial Development Authority, Refunding RB, 4.00%, 03/01/46	515	561,020
Lehigh County Industrial Development Authority Refunding RB, 4.00%, 05/01/51(a)	1,545	1,639,539
Pennsylvania Higher Education Assistance Agency, RB(a)
Series A, 5.00%, 06/01/26	310	369,033
Series A, 5.00%, 06/01/27	340	413,406
Series A, 5.00%, 06/01/28	355	439,380
Series A, 5.00%, 06/01/29	345	433,672
Series A, 5.00%, 06/01/30	260	331,144
Series A, 2.63%, 06/01/42	2,300	2,304,577
Series B, 3.13%, 06/01/48	650	649,994
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	5,790	6,589,831
Pennsylvania Higher Educational Facilities Authority, Refunding RB 4.00%, 05/01/36	500	560,200
5.00%, 05/01/37	1,595	1,623,120
Series A, 5.25%, 07/15/33	2,420	2,621,973
Series A, 5.50%, 07/15/38	365	396,120
Pennsylvania State University, RB 5.00%, 09/01/48	2,615	3,247,725
Series A, 5.00%, 09/01/43	3,935	5,007,681

Security	Par (000)	Value

Education (continued)
Philadelphia Authority for Industrial Development, RB
4.00%, 06/15/29	$485	$514,338
5.00%, 06/15/39	840	911,932
5.00%, 11/01/42	3,525	4,165,774
5.00%, 06/15/50	800	857,664
Philadelphia Authority for Industrial Development, Refunding RB
5.00%, 05/01/30	785	919,329
5.00%, 05/01/40	675	764,390
5.00%, 06/15/40(c)	580	675,694
4.00%, 05/01/42	4,780	4,795,583
4.00%, 11/01/45	4,260	4,841,959
5.00%, 05/01/50	2,010	2,249,612
5.00%, 06/15/50(c)	1,090	1,245,826
Series 2015, 5.00%, 04/01/45	3,330	3,837,226

		70,184,506

Health — 19.5%
Allegheny County Hospital Development Authority, Refunding RB
Series A, 4.00%, 04/01/37	4,300	4,959,921
Series A, 4.00%, 07/15/38	2,500	2,942,425
Series A, 5.00%, 04/01/47	1,950	2,363,224
Bucks County Industrial Development Authority, RB 4.00%, 08/15/44	1,690	1,917,119
4.00%, 07/01/51	2,500	2,773,850
Bucks County Industrial Development Authority,
Refunding RB, 5.00%, 10/01/37	1,560	1,752,738
Centre County Hospital Authority, RB, 7.00%, 11/15/21(e)	4,110	4,237,492
Chester County Health and Education Facilities
Authority, Refunding RB, Series A, 5.25%, 12/01/45	1,500	1,538,235
County of Lehigh Pennsylvania, Refunding RB,
Series A, 4.00%, 07/01/49	1,430	1,652,794
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/25(e)	430	500,709
4.00%, 01/01/36	645	724,245
4.13%, 01/01/38	260	292,575
5.00%, 01/01/38	3,970	4,455,610
5.00%, 01/01/39	1,240	1,480,932
Doylestown Hospital Authority, RB, Series A, 4.00%, 07/01/45	1,250	1,372,388
DuBois Hospital Authority, Refunding RB, 4.00%, 07/15/48	3,440	3,843,822
Franklin County Industrial Development Authority, RB
5.00%, 12/01/29	125	138,548
5.00%, 12/01/39	235	256,228
5.00%, 12/01/49	150	161,207
5.00%, 12/01/54	635	679,660
Geisinger Authority, Refunding RB 5.13%, 06/01/41	12,570	12,570,000
Series A-2, 5.00%, 02/15/39	5,950	7,230,440
Lancaster County Hospital Authority, Refunding RB, 5.00%, 11/01/35	925	1,058,450
Lancaster Industrial Development Authority, RB 4.00%, 12/01/44	730	799,627
5.00%, 12/01/44	1,170	1,359,692
4.00%, 12/01/49	985	1,075,482
Lancaster Industrial Development Authority, Refunding RB(e) 5.38%, 05/01/23	730	802,190
5.75%, 05/01/23	1,285	1,421,287

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) May 31, 2021	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 5.00%, 09/01/37	$1,365	$1,680,383
Montgomery County Industrial Development Authority, Refunding RB 5.00%, 05/15/22(e)	2,280	2,384,857
5.25%, 01/01/40	5,000	5,265,150
Moon Industrial Development Authority, Refunding RB, 6.00%, 07/01/45	2,250	2,423,947
Mount Lebanon Hospital Authority, RB, 4.00%, 07/01/48	3,910	4,387,646
Northampton County General Purpose Authority, Refunding RB, 5.00%, 08/15/46	1,350	1,592,406
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	4,000	4,563,400
Pennsylvania Higher Educational Facilities Authority, RB, Series A, 5.75%, 08/15/21(e)	9,275	9,380,457
Philadelphia Authority for Industrial Development, Refunding RB, 4.00%, 07/01/35	2,450	2,841,387
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Series C, 5.00%, 07/01/41	9,375	9,410,062
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/41	5,000	5,997,400
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/36	500	570,240
Series A, 4.00%, 11/15/41	445	501,199
Series A, 4.00%, 11/15/46	715	797,032
Westmoreland County Industrial Development Authority, Refunding RB, Series A, 4.00%, 07/01/37	1,040	1,235,062

		117,391,518

Housing — 1.8%
Pennsylvania Housing Finance Agency, RB, M/F Housing
Series A, 4.25%, 10/01/35	565	454,413
Series A, 4.50%, 10/01/40	600	480,318
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 128B, 4.00%, 10/01/47	3,340	3,591,869
Philadelphia Authority for Industrial Development, RB,
M/F Housing
Series A, 3.50%, 12/01/36	1,260	841,100
Series A, 4.00%, 12/01/46	5,740	4,065,298
Series A, 4.00%, 12/01/51	2,300	1,623,777

		11,056,775

State — 7.5%
Commonwealth Financing Authority, Refunding RB, Series A, 5.00%, 06/01/32	2,040	2,665,158
Commonwealth of Pennsylvania GO
5.00%, 05/15/28	3,745	4,794,686
5.00%, 05/15/29	8,240	10,771,905
2.00%, 05/15/39	5,000	4,852,900
Commonwealth of Pennsylvania, GO, Series 2020, 5.00%, 05/01/27	2,000	2,497,260
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 5.00%, 01/01/24	1,360	1,527,022
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	10,500	12,175,800

Security	Par (000)	Value

State (continued)
Pennsylvania Turnpike Commission, RB
Series A, 5.25%, 12/01/44	$1,500	$1,905,405
Sub-Series B, 5.25%, 12/01/48.	3,215	3,981,906

		45,172,042

Tobacco — 0.7%
Commonwealth Financing Authority, RB 5.00%, 06/01/33	1,000	1,231,850
5.00%, 06/01/35	2,205	2,703,793

		3,935,643

Transportation — 13.4%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/37	1,800	2,167,722
Series B, AMT, 5.00%, 07/01/47	7,490	8,916,470
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB
Series A, 5.00%, 07/01/24	735	839,899
Series A, 5.00%, 07/01/25	1,545	1,825,402
Series A, 5.00%, 07/01/26	1,160	1,412,834
Series A, 5.00%, 07/01/27	1,400	1,752,422
Series A, 5.00%, 07/01/28	1,750	2,243,203
Series C, AMT, 4.00%, 07/01/45	4,000	4,613,840
Series C, AMT, 4.00%, 07/01/50	4,000	4,581,080
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	2,500	3,033,125
Pennsylvania Economic Development Financing
Authority, Refunding RB, Series A, AMT, 5.00%, 11/01/41	1,510	1,599,015
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	100	118,942
Series B, 5.00%, 12/01/23	500	560,035
Series B, 5.00%, 12/01/24	500	581,455
Series B, 5.00%, 12/01/25	425	510,880
Series B, 5.00%, 12/01/26	500	619,595
Series B, 5.00%, 12/01/27	500	636,650
Series B, 5.00%, 12/01/28	990	1,290,326
Series B, 5.00%, 12/01/35	885	1,169,466
Sub-Series B-1, 5.00%, 06/01/42	4,705	5,644,212
Series A, Subordinate, 5.00%, 12/01/39	4,735	5,961,412
Pennsylvania Turnpike Commission, RB, CAB(d)
Sub-Series A-3, (AGM), 0.00%, 12/01/40	2,225	1,366,195
Sub-Series A-3, 0.00%, 12/01/42	6,740	3,796,642
Pennsylvania Turnpike Commission, Refunding RB
Series A, (BHAC-CR AGM), 5.25%, 07/15/26	5,000	6,144,650
Series A-1, 5.25%, 12/01/45	4,730	5,562,385
Series B-2, (AGM), 5.00%, 06/01/33	1,215	1,493,612
Southeastern Pennsylvania Transportation Authority, RB
5.00%, 06/01/21(e)	7,295	7,295,000
5.00%, 06/01/32	1,925	2,505,541
Susquehanna Area Regional Airport Authority, Refunding RB, AMT, 5.00%, 01/01/38	2,200	2,537,546

		80,779,556

Utilities — 6.1%
Allegheny County Sanitary Authority, RB (BAM), 5.25%, 12/01/41	2,090	2,314,383
5.00%, 06/01/43	4,000	4,953,200
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB Series A, 5.00%, 10/01/43	3,460	4,342,266

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB (continued)
Series A, 5.00%, 11/01/45.	$3,210	$4,158,330
Series A, 5.25%, 10/01/52	1,190	1,472,470
Delaware County Regional Water Quality Control Authority, RB, 5.00%, 05/01/23(e)	980	1,069,895
Falls Township Authority, Refunding RB, (MUN GOVT GTD), 5.00%, 12/01/37	2,115	2,164,470
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	2,055	2,135,823
Philadelphia Gas Works Co., Refunding RB 5.00%, 08/01/30	700	816,473
5.00%, 08/01/31	900	1,048,914
5.00%, 08/01/32	1,200	1,397,376
5.00%, 08/01/33	600	698,154
5.00%, 08/01/34	1,050	1,220,793
Pittsburgh Water & Sewer Authority, RB
Series B, (AGM), 4.00%, 09/01/50	1,600	1,889,040
Series A, 1st Lien, (AGM), 5.00%, 09/01/44	2,045	2,605,146
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,500	3,020,000
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	1,420	1,631,821

		36,938,554

Total Municipal Bonds in Pennsylvania		528,340,826

Puerto Rico — 3.6%

State — 3.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,797	5,377,533
Series A-1, Restructured, 5.00%, 07/01/58	4,566	5,194,419
Series A-2, Restructured, 4.33%, 07/01/40	1,950	2,163,037
Series A-2, Restructured, 4.78%, 07/01/58	3,034	3,408,942
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/46	3,364	1,091,012
Series A-1, Restructured, 0.00%, 07/01/51	3,765	883,909
Series B-1, Restructured, 0.00%, 07/01/46	925	300,255

		18,419,107

Utilities — 0.6%
Puerto Rico Commonwealth Aqueduct & Sewer
Authority, RB
Series A, Senior Lien, 5.13%, 07/01/37	270	280,551
Series A, Senior Lien, 5.25%, 07/01/42	3,125	3,243,469

		3,524,020

Total Municipal Bonds in Puerto Rico		21,943,127

Total Municipal Bonds — 91.7% (Cost: $519,538,421)		552,514,986

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Pennsylvania — 15.7%

Education — 3.9%
Northampton County General Purpose Authority, Refunding RB
4.00%, 11/01/38(g)	$6,002	$6,954,954
5.00%, 11/01/47	6,100	7,312,192
Philadelphia Authority for Industrial Development, RB, 4.00%, 12/01/48(g)	8,090	9,327,527

		23,594,673

Health — 6.7%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(g)	4,997	5,775,530
General Authority of Southcentral Pennsylvania, Refunding RB
4.00%, 06/01/49	9,015	10,377,437
Series A, 5.00%, 06/01/24(e)	5,000	5,703,250
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/44(g)	7,550	8,626,102
Pennsylvania Economic Development Financing Authority, RB, Series B, 4.00%, 03/15/40	2,000	2,221,180
St Mary Hospital Authority, Refunding RB, 5.00%, 12/01/48	6,096	7,798,044

		40,501,543

Housing — 0.9%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 114C, 3.70%, 10/01/42(g)	5,197	5,235,571

State — 2.1%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(g)	11,000	12,723,810

Transportation — 1.1%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,520	3,063,085
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-2, 5.00%, 06/01/35	2,900	3,559,025

		6,622,110

Utilities — 1.0%
Westmoreland County Municipal Authority, Refunding RB, 5.00%, 08/15/42	5,007	5,747,547

Total Municipal Bonds in Pennsylvania		94,425,254

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.7% (Cost: $84,839,994)		94,425,254

Total Long-Term Investments — 107.4% (Cost: $604,378,415)		646,940,240

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) May 31, 2021	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	21,881,373	$21,885,750

Total Short-Term Securities — 3.6% (Cost: $21,884,617)		21,885,750

Total Investments — 111.0% (Cost: $626,263,032)		668,825,990

Liabilities in Excess of Other Assets — (2.8)%		(16,985,973)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.2)%		(49,186,527)

Net Assets — 100.0%		$602,653,490

(a)	When-issued security.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between March 1, 2026 to October 1, 2042, is $25,258,217. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$23,554,839	$—	$(1,667,086	)(a)	$2,629	$(4,632)	$21,885,750	21,881,373	$2,899	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts 10-Year U.S. Treasury Notes	212	09/21/21	$27,944	$3,754
U.S. Long Bond	94	09/21/21	14,679	(12,386)

				$(8,632)

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Pennsylvania Municipal Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,754	$—	$3,754

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$12,386	$—	$12,386

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$2,205,681	$—	$2,205,681

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(8,632)	$—	$(8,632)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short.	$18,149,887

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$552,514,986	$—	$552,514,986
Municipal Bonds Transferred to Tender Option Bond Trusts	—	94,425,254	—	94,425,254
Short-Term Securities
Money Market Funds	21,885,750	—	—	21,885,750

	$21,885,750	$646,940,240	$—	$668,825,990

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$3,754	$—	$—	$3,754
Liabilities
Interest Rate Contracts	(12,386)	—	—	(12,386)

	$(8,632)	$—	$—	$(8,632)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) May 31, 2021	BlackRock Pennsylvania Municipal Bond Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $49,168,902 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Diversified Financial Services — 0.3%
Bank of America Corp., (SOFR + 1.32%), 2.69%, 04/22/32	$16,502	$16,731,857
Goldman Sachs Group, Inc., (SOFR + 1.28%), 2.62%, 04/22/32.	8,685	8,752,262

		25,484,119

Education — 0.1%
Conservation Fund A Nonprofit Corp.,, Series 2019, 3.47%, 12/15/29.	2,677	2,817,831

Health Care Providers & Services — 1.0%
Ascension Health, Series B, 3.11%, 11/15/39	7,853	8,157,838
Baylor Scott & White Holdings, 2.84%, 11/15/50	9,091	8,725,428
Hackensack Meridian Health, Inc.
Series 2020, 2.68%, 09/01/41	22,500	21,348,083
Series 2020, 2.88%, 09/01/50	8,395	7,890,278
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50	10,039	9,290,767
Novant Health Inc., 3.17%, 11/01/51	21,685	21,766,908
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48	232	295,958
Sutter Health, Series 2018, 3.70%, 08/15/28	192	212,107
UnitedHealth Group Inc., 3.05%, 05/15/41	9,533	9,676,253

		87,363,620

Housing — 0.2%
Community Preservation Corp., 2.87%, 02/01/30	18,210	18,698,005

Tobacco — 0.2%
Altria Group, Inc., 3.70%, 02/04/51	20,085	18,263,026

Total Corporate Bonds — 1.8% (Cost: $155,685,800)		152,626,601

Municipal Bonds

Alabama — 0.3%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series D, Sub Lien, 7.00%, 10/01/51	3,000	3,530,340
Series D, Sub-Lien, 6.50%, 10/01/53	15,110	17,481,817
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32(a)	6,870	7,325,982

		28,338,139

Alaska — 0.1%
State of Alaska International Airports System, Refunding RB
Series B, 5.00%, 10/01/32	5,000	5,906,600
Series B, 5.00%, 10/01/34	5,000	5,897,100

		11,803,700

Arizona — 2.4%
Arizona Health Facilities Authority, RB, Series B, 0.95%, 01/01/37(b)	50,000	49,858,650
Arizona Health Facilities Authority, Refunding RB
5.00%, 12/01/39	5,000	5,747,350
Series A, 5.00%, 02/01/42	5,000	5,153,200
Arizona Industrial Development Authority, RB(a)
7.10%, 01/01/55	3,350	3,381,758
Series A, 5.00%, 07/01/39	1,335	1,419,599

Security	Par (000)	Value

Arizona (continued)
Arizona Industrial Development Authority, RB(a) (continued)
Series A, 5.00%, 07/01/49	$2,075	$2,182,423
Arizona Industrial Development Authority, RB, M/F Housing, Series 2019-2, Class A, 3.63%, 05/20/33(b)	58,380	66,416,280
City of Phoenix Civic Improvement Corp., ARB
Junior Lien, 5.00%, 07/01/44	10,000	12,703,700
Series B, Junior Lien, AMT, 5.00%, 07/01/49	5,000	6,095,500
City of Phoenix Civic Improvement Corp., Refunding RB
Series B, 5.00%, 07/01/38	5,000	6,089,650
Series D, Junior Lien, 5.00%, 07/01/37	10,000	12,260,200
Industrial Development Authority of the City of Phoenix, RB(a)
Series A, 6.50%, 07/01/34	965	1,111,574
Series A, 5.00%, 07/01/36	7,315	8,174,878
Series A, 5.00%, 07/01/41	5,000	5,531,900
Industrial Development Authority of the City of Phoenix, Refunding RB(a)
5.00%, 07/01/35	4,000	4,393,259
5.00%, 07/01/45	1,495	1,616,693
Maricopa County Industrial Development Authority, RB
Series A, 5.00%, 09/01/28	550	710,913
Series A, 5.00%, 09/01/31	1,000	1,357,700
Series A, 5.00%, 09/01/32	1,000	1,348,010
Series A, 5.00%, 09/01/33	900	1,208,547
Series A, 5.00%, 09/01/34	1,000	1,337,050
Series A, 5.00%, 09/01/35	1,000	1,332,730
Series A, 5.00%, 09/01/36	750	995,767
Series A, 4.00%, 09/01/37	695	848,644
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/36(a)	250	275,830
Salt River Project Agricultural Improvement & Power District, RB, 5.00%, 01/01/47.	5,000	6,430,700

		207,982,505

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	37,355	41,051,651

California — 8.0%
Bay Area Toll Authority, Refunding RB, Series A, 2.00%, 04/01/56(b)	18,900	20,214,306
California Health Facilities Financing Authority, RB 5.00%, 02/01/36	5,000	6,036,400
5.00%, 02/01/37	5,000	6,029,650
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 08/15/42	5,000	5,935,050
Series A, 5.00%, 08/15/47	10,000	11,770,600
Sub-Series A-2, 5.00%, 11/01/47	27,000	40,847,220
California Housing Finance, RB, M/F Housing
Series 2021-1, Class A, 3.50%, 11/20/35	59,569	69,779,960
Series A, 4.25%, 01/15/35	19	23,114
California Infrastructure & Economic Development Bank, RB, Series A, 5.00%, 11/01/30	10,000	13,418,700

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Infrastructure & Economic Development Bank, Refunding RB 5.00%, 06/01/31.	$7,870	$10,802,598
5.00%, 11/01/41	10,000	11,034,400
Series B, 0.73%, 12/01/50(b)	4,700	4,736,810
California Municipal Finance Authority, RB
(BAM), 5.00%, 05/15/24	600	680,910
(BAM), 5.00%, 05/15/25	500	586,345
(BAM), 5.00%, 05/15/26	400	482,856
(BAM), 5.00%, 05/15/27	500	619,045
(BAM), 5.00%, 05/15/28	525	664,813
5.38%, 07/01/34(a)	1,000	1,059,760
5.63%, 07/01/44(a)	2,760	2,907,688
6.00%, 07/01/44	1,960	2,136,714
(BAM), 4.00%, 05/15/46	2,000	2,370,500
Series A, 6.00%, 08/01/44(a)	330	355,819
Series A, 6.13%, 08/01/49(a)	285	306,993
California Municipal Finance Authority, RB, S/F Housing, Series B, 5.88%, 08/15/49	1,000	1,064,880
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 07/01/47	10,000	11,731,300
California Pollution Control Financing Authority, RB(a)
AMT, 5.00%, 07/01/37	20,000	20,956,800
Series A, AMT, 5.00%, 11/21/45	50,000	52,121,000
California School Finance Authority, RB(a)
Series A, 6.50%, 11/01/34	1,015	1,150,706
Series A, 6.75%, 11/01/45	1,395	1,568,901
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44(a)	1,250	1,328,500
City of Irvine California, ST, 5.00%, 09/01/49	1,500	1,682,205
City of Los Angeles Department of Airports,
Refunding ARB
Series B, 5.00%, 05/15/26	2,500	3,039,175
Series B, 5.00%, 05/15/27	1,670	2,088,569
Series B, 5.00%, 05/15/28	865	1,108,757
Series B, 5.00%, 05/15/29	275	359,747
Series B, 5.00%, 05/15/30	340	453,094
Series B, 5.00%, 05/15/31	460	626,009
Series B, 5.00%, 05/15/32	460	624,133
Series B, 5.00%, 05/15/33	1,750	2,361,555
Series B, 5.00%, 05/15/34	2,075	2,788,385
Series B, 5.00%, 05/15/35	1,875	2,513,400
Series B, 5.00%, 05/15/36	3,165	4,228,788
Series B, 5.00%, 05/15/37	2,725	3,631,335
Series B, 5.00%, 05/15/38	3,140	4,178,681
Series B, 5.00%, 05/15/39	3,500	4,646,635
Series B, 5.00%, 05/15/40	4,930	6,528,158
Series B, 5.00%, 05/15/41	5,200	6,869,148
Series B, 5.00%, 05/15/48	9,000	11,698,920
AMT, 5.00%, 05/15/48	20,520	25,178,861
Series A, AMT, 5.00%, 05/15/46	32,605	41,701,143
CSCDA Community Improvement Authority, RB, M/F Housing, Series A-2, 4.00%, 10/01/56(a)	23,320	25,181,169
Foothill-Eastern Transportation Corridor Agency, RB, Series A, Senior Lien, 4.00%, 01/15/46	15,000	17,748,150
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/29	10,000	12,264,500
Series A-1, 5.00%, 06/01/30	6,955	8,605,630

Security	Par (000)	Value

California (continued)
Golden State Tobacco Securitization Corp.,
Refunding RB (continued)
Series A-1, 5.00%, 06/01/31	$5,630	$6,920,677
Series A-1, 5.25%, 06/01/47	9,085	9,424,688
Series A-2, 5.00%, 06/01/47	16,130	16,692,776
Modesto Irrigation District, RB, (NPFGC), 0.72%, 09/01/37(b)	10,000	9,710,520
Northern California Gas Authority No. 1, RB,
Series B, 0.86%, 07/01/27(b)	4,580	4,609,907
Sacramento County Water Financing Authority, RB, Series B, (NPFGC), 0.64%, 06/01/34(b)	10,000	9,879,030
Sacramento Municipal Utility District, Refunding RB, 5.00%, 08/15/50	36,700	47,603,937
San Diego Unified School District, GO, Series D2, 4.00%, 07/01/50	17,720	21,172,388
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Class B, 5.00%, 05/01/49	7,215	9,006,990
Series A, AMT, 5.00%, 05/01/49	14,000	17,186,400
San Francisco City & County Redevelopment Agency Successor Agency, TA, Sub-Series D, 3.00%, 08/01/21(a)	980	983,361
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(a)(c)
Series D, 0.00%, 08/01/26	1,170	920,556
Series D, 0.00%, 08/01/43	20,000	6,694,400
State of California Department of Water Resources, Refunding RB, Series BC, 1.41%, 12/01/29	4,600	4,493,602
Tobacco Securitization Authority of Northern
California, Refunding RB
Series A, 5.00%, 06/01/25	1,250	1,473,812
Series A, 5.00%, 06/01/26	2,000	2,431,560
Series A, 5.00%, 06/01/27	1,550	1,937,453
Series A, 5.00%, 06/01/28	1,000	1,278,940
Series A, 5.00%, 06/01/29	1,050	1,368,265
Series A, 5.00%, 06/01/30	750	996,413
Series A, 5.00%, 06/01/32	1,300	1,721,811
Series A, 4.00%, 06/01/34	1,335	1,624,802
Series A, 4.00%, 06/01/40	1,150	1,367,937
University of California, Refunding RB, Series BE, 4.00%, 05/15/50	12,755	15,049,114

		687,377,824

Colorado — 2.1%
Arapahoe County School District No. 5 Cherry
Creek, GO
(SAW), 5.00%, 12/15/27	3,555	4,532,696
(SAW), 5.00%, 12/15/28	3,725	4,862,839
(SAW), 5.00%, 12/15/29	3,920	5,226,026
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(a)	4,125	4,326,630
Colorado Educational & Cultural Facilities Authority, RB
5.00%, 12/01/22	55	56,996
5.00%, 07/01/46(a)	2,000	2,159,740
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/26	5,000	6,110,600
Series A, 5.00%, 08/01/27	5,000	6,275,500
Series A, 5.00%, 08/01/30	10,000	12,877,600
Series A, 5.00%, 08/01/31	5,000	6,410,450
Series A, 5.00%, 08/01/32	5,000	6,391,450

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB (continued)
Series A, 5.00%, 08/01/35	$5,000	$6,410,250
Series A, 5.00%, 08/01/36	10,000	12,793,300
Series A, 5.00%, 08/01/38	5,000	6,327,900
Series A, 5.00%, 08/01/39	5,000	6,315,350
Colorado Housing and Finance Authority, RB, S/F Housing, Series C, Class I, (GNMA), 3.60%, 11/01/38	1,390	1,473,664
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series B, Class I, (GNMA), 3.00%, 05/01/51.	5,000	5,461,050
Denver City & County School District No. 1, GO
(SAW), 5.00%, 12/01/28	1,850	2,411,253
(SAW), 5.00%, 12/01/29	1,250	1,663,988
(SAW), 5.00%, 12/01/30	4,390	5,971,936
(SAW), 5.00%, 12/01/31	6,300	8,551,683
(SAW), 5.00%, 12/01/34	6,225	8,364,097
(SAW), 5.00%, 12/01/38	10,000	13,331,300
(SAW), 5.00%, 12/01/39	10,000	13,305,700
DIATC Metropolitan District, GO(a)
5.00%, 12/01/39	1,245	1,363,250
5.00%, 12/01/49	2,000	2,166,020
Fitzsimons Village Metropolitan District No. 1,
Refunding GO, Senior Lien, 5.00%, 12/01/49	1,045	1,130,450
Flying Horse Metropolitan District No. 3, Refunding GO, 6.00%, 12/01/49(a)	2,965	3,197,723
Plaza Metropolitan District No.1, Refunding TA, 4.00%, 12/01/23(a)	1,000	1,036,770
Public Authority for Colorado Energy, RB, 6.25%, 11/15/28	5,000	6,279,650
State of Colorado, COP, Series R, 4.00%, 03/15/45	11,255	13,285,402
STC Metropolitan District No.2, Refunding GO, Series A, 4.00%, 12/01/29	1,000	1,074,350
Village at Dry Creek Metropolitan District No. 2, GO, 4.38%, 12/01/44.	3,010	3,172,660

		184,318,273

Connecticut — 1.7%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 2.88%, 11/15/30	5,700	5,986,767
Connecticut Housing Finance Authority, Refunding RB, S/F Housing
0.40%, 05/15/25	1,000	994,830
0.55%, 05/15/26	1,000	991,370
0.60%, 11/15/26	1,000	987,860
0.70%, 05/15/27	2,500	2,467,175
0.75%, 11/15/27	2,250	2,210,467
0.85%, 05/15/28	2,940	2,883,875
0.90%, 11/15/28	1,150	1,121,837
1.05%, 05/15/29	3,000	2,931,420
1.10%, 11/15/29	5,630	5,474,950
1.30%, 05/15/30	3,450	3,381,034
1.35%, 11/15/30	4,050	3,966,327
1.45%, 05/15/31	1,220	1,199,760
1.50%, 11/15/31	4,910	4,825,695
1.60%, 05/15/32	3,740	3,692,577
1.70%, 05/15/34	2,635	2,602,300
(FHLMC, FNMA, GNMA), 3.00%, 11/15/49	2,000	2,175,680
Sub-Series A-1, 3.50%, 11/15/45	7,320	8,131,276

Security	Par (000)	Value

Connecticut (continued)
Connecticut Housing Finance Authority, Refunding RB, S/F Housing (continued)
Sub-Series C-1, 3.63%, 11/15/38	$9,025	$9,797,089
Connecticut State Health & Educational Facilities
Authority, RB, Series A-1, 5.00%, 10/01/54(a)	2,370	2,497,127
Mashantucket Western Pequot Tribe, 7.35%, 07/01/26(d)(e)(f)	123,303	40,073,356
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(a)	10,580	10,875,182
Mohegan Tribe of Indians of Connecticut, RB,
Series A, 6.75%, 02/01/45(a)	5,507	5,583,626
Mohegan Tribe of Indians of Connecticut, Refunding RB(a)
Series C, 5.75%, 02/01/24	3,320	3,604,358
Series C, 5.75%, 02/01/25	3,755	4,157,273
Series C, 6.25%, 02/01/30	4,930	5,656,090
State of Connecticut Special Tax Revenue, RB,
Series A, 5.00%, 05/01/41	5,200	6,820,892

		145,090,193

District of Columbia — 0.1%
Metropolitan Washington Airports Authority, Refunding ARB
AMT, 5.00%, 10/01/27	5,000	6,297,750
Series A, AMT, 5.00%, 10/01/30	5,000	5,722,600

		12,020,350

Florida — 3.2%
Alta Lakes Community Development District, SAB 3.50%, 05/01/24	285	292,467
3.75%, 05/01/29	550	590,766
4.40%, 05/01/39	1,030	1,129,591
4.63%, 05/01/49	1,775	1,944,122
Babcock Ranch Community Independent Special District, SAB 4.75%, 11/01/26	400	429,424
5.00%, 11/01/31	500	542,190
5.25%, 11/01/46	3,480	3,730,108
Broward County Florida Port Facilities, Revenue
ARB, Series A, 5.00%, 09/01/44	5,000	6,318,850
Canaveral Port Authority, ARB
Series B, 5.00%, 06/01/48	10,000	11,905,900
Series A, AMT, 5.00%, 06/01/45	5,000	5,954,200
Capital Trust Agency, Inc., RB
8.00%, 01/01/34	550	11,000
8.25%, 01/01/44	940	18,800
8.25%, 01/01/49	3,010	60,200
5.00%, 12/15/55(a)	2,845	3,078,091
Series A, 5.00%, 12/15/39	1,775	1,984,166
Series A, 5.00%, 06/15/49(a)	5,000	5,394,200
Series A, 5.00%, 12/15/49	3,380	3,725,199
Series A, 5.00%, 12/15/54	1,955	2,152,494
Series A-1, 5.00%, 07/01/56(a)	8,220	9,632,689
Series A-2, 5.00%, 01/01/26(a)	2,850	2,879,326
Celebration Pointe Community Development District, SAB 4.75%, 05/01/24	145	151,366
5.00%, 05/01/34	710	748,006
5.13%, 05/01/45	985	1,030,340

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Charlotte County Industrial Development Authority, RB, AMT, 5.50%, 10/01/36(a)	$3,500	$3,884,580
Collier County Industrial Development Authority, Refunding RB, Series A, 8.25%, 05/15/49(a)(d)(e)	1,000	770,758
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.06%, 10/01/31	11,120	12,573,606
County of Miami-Dade Florida Transit System, RB
Series A, 4.00%, 07/01/49	13,725	16,189,461
Series A, 4.00%, 07/01/50	25,160	29,665,401
County of Miami-Dade Florida Water & Sewer
System Revenue, RB, 4.00%, 10/01/51	17,805	21,171,391
County of Palm Beach Florida, RB(a)
5.25%, 04/01/23	440	440,277
5.00%, 04/01/39	2,700	2,927,178
5.00%, 04/01/51	2,305	2,447,864
Crossings At Fleming Island Community Development District, Refunding SAB, Series A-3, Senior Lien, 6.50%, 05/01/44	2,240	2,388,042
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/50	15,000	17,149,800
Florida Development Finance Corp., RB 3.00%, 06/01/32(g)	4,240	4,450,134
7.00%, 12/01/48(a)(d)(e)	5,500	5,350,950
Series A, 5.75%, 06/15/29	365	397,365
Series A, 6.00%, 06/15/34	440	479,283
Series A, 6.13%, 06/15/44	1,685	1,825,917
Series B, AMT, 7.38%, 01/01/49(a)	5,845	6,371,634
Florida Housing Finance Corp., RB, S/F Housing
Series 1, (FHLMC, FNMA, GNMA), 1.80%, 07/01/36	2,500	2,477,550
Series 1, (FHLMC, FNMA, GNMA), 2.10%, 07/01/46	6,000	5,959,320
Series 1, (FHLMC, FNMA, GNMA), 2.15%, 07/01/51	6,500	6,285,955
Series 1, (FHLMC, FNMA, GNMA), 3.00%, 01/01/52	16,000	17,539,040
Harbor Bay Community Development District, Refunding SAB, Series A-2, 3.75%, 05/01/34	1,020	1,078,273
Harbor Bay Community Development District, SAB
Series A-1, 3.88%, 05/01/39	2,170	2,277,849
Series A-1, 4.10%, 05/01/48	1,400	1,469,482
Lakewood Ranch Stewardship District, SAB 4.25%, 05/01/25	285	298,837
4.25%, 05/01/26	1,065	1,117,025
4.88%, 05/01/35	1,105	1,185,422
4.40%, 05/01/39	855	934,122
4.88%, 05/01/45	2,275	2,408,269
5.13%, 05/01/46	5,940	6,364,888
4.50%, 05/01/49	1,780	1,919,588
Midtown Miami Community Development District, Refunding SAB, Series B, 5.00%, 05/01/37	1,870	1,934,833
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.50%, 06/01/49	1,000	1,072,240
Pinellas County Industrial Development Authority, RB, 5.00%, 07/01/39	2,030	2,407,661
Portico Community Development District, SAB
Series 1, 3.20%, 05/01/31	1,000	1,067,490
Series 1, 3.50%, 05/01/37	1,250	1,302,463

Security	Par (000)	Value

Florida (continued)
State Board of Administration Finance Corp., RB, Series A, 1.26%, 07/01/25	$10,000	$10,130,100
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(d)(e)	143	90,783
Sumter Landing Community Development District, RB, 4.17%, 10/01/47	2,030	2,210,934
Talavera Community Development District, SAB 4.35%, 05/01/40	495	532,976
4.50%, 05/01/50	770	825,140
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(h)	490	359,008
Tolomato Community Development District, Refunding SAB, CAB, Series A-4, Convertible, 6.61%, 05/01/40(h)	190	182,520
Tolomato Community Development District, SAB(d)(e)
Series 2015-1, 6.61%, 05/01/40(h)	800	741,992
Series 2015-3, 6.61%, 05/01/40	535	5
Series 3, 6.38%, 05/01/17	425	4
Trout Creek Community Development District, SAB 5.50%, 05/01/35	2,325	2,528,437
5.63%, 05/01/45	3,635	3,922,056
V-Dana Community Development District, SAB, 4.00%, 05/01/52	750	775,178
Village Center Community Development District,
Refunding RB, 5.02%, 11/01/36	1,500	1,804,845
Village Community Development District No.10,
SAB, 4.50%, 05/01/23	785	807,969

		276,199,390

Georgia — 1.7%
Brookhaven Development Authority, RB
Series A, 5.00%, 07/01/26	1,250	1,532,450
Series A, 4.00%, 07/01/49	10,235	11,915,280
City of Atlanta Georgia Airport Passenger Facility Charge, ARB, Series C, Subordinate, 5.00%, 07/01/37	25,000	32,015,500
City of Atlanta Georgia Department of Aviation, ARB, Series B, AMT, 5.00%, 07/01/44	10,000	12,505,600
Development Authority for Fulton County, Refunding RB, Series C, 5.00%, 07/01/26	1,285	1,575,359
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	10,000	11,656,000
Georgia State Road & Tollway Authority, RB 5.00%, 06/01/26	1,950	2,370,128
5.00%, 06/01/28	6,800	8,725,846
5.00%, 06/01/29	12,625	16,547,601
5.00%, 06/01/30	14,135	18,891,485
5.00%, 06/01/31	8,950	11,942,346
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/25	2,500	2,914,525
Series A, 5.00%, 05/15/26	3,000	3,594,660
Series A, 5.00%, 05/15/27	2,000	2,454,720
State of Georgia, GO, Series A, 5.00%, 08/01/31	5,000	6,733,100

		145,374,600

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii — 0.1%
Kauai County Community Facilities District, ST 5.00%, 05/15/44	$625	$711,306
5.00%, 05/15/49	2,750	3,118,225

		3,829,531

Idaho — 0.3%
Idaho Housing & Finance Association, RB, Series A, 6.95%, 06/15/55(a)	5,150	5,451,378
Idaho Housing & Finance Association, Refunding RB
Series A, 5.00%, 07/15/30	500	664,345
Series A, 5.00%, 07/15/31	725	982,063
Series A, 5.00%, 07/15/32	1,000	1,350,440
Series A, 5.00%, 07/15/33	1,100	1,475,188
Series A, 5.00%, 07/15/34	1,250	1,668,225
Series A, 5.00%, 07/15/35	1,250	1,662,650
Series A, 4.00%, 07/15/36	1,500	1,827,480
Series A, 4.00%, 07/15/37	2,100	2,550,660
Series A, 4.00%, 07/15/38	3,000	3,636,960
Series A, 4.00%, 07/15/39	3,250	3,926,488

		25,195,877

Illinois — 3.3%
Chicago Board of Education, GO 6.32%, 11/01/29	14,270	17,203,198
Series A, 5.00%, 12/01/42	50,165	52,852,339
Series C, 5.25%, 12/01/39	7,050	7,817,040
Series D, 5.00%, 12/01/46	38,080	41,798,758
Series H, 5.00%, 12/01/46	5,000	5,798,450
Chicago Board of Education, GO, BAB 6.04%, 12/01/29	19,810	23,053,491
6.14%, 12/01/39	8,460	10,272,724
6.52%, 12/01/40	7,045	8,789,272
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	11,230	11,603,061
Series C, 5.00%, 12/01/23	4,145	4,579,023
Series C, 5.00%, 12/01/24	4,280	4,878,772
Series C, 5.00%, 12/01/25	1,440	1,686,917
Series C, 5.00%, 12/01/27	4,585	5,615,249
Series C, 5.00%, 12/01/34	5,590	6,648,243
Series F, 5.00%, 12/01/23	7,220	7,976,006
City of Chicago Illinois, GO, Series B, 7.38%, 01/01/33	4,395	5,614,656
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	6,020	7,302,260
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 08/15/25	1,485	1,765,739
Series A, 5.00%, 08/15/26	1,925	2,356,470
Series A, 5.00%, 08/15/27	2,165	2,719,002
Series A, 5.00%, 08/15/28	3,310	4,249,213
Series A, 5.00%, 08/15/29	2,450	3,203,767
Series A, 5.00%, 08/15/30	2,560	3,407,360
Series A, 5.00%, 08/15/31	2,530	3,433,185
Series A, 5.00%, 08/15/32	2,960	4,003,074
Series A, 5.00%, 08/15/33	3,640	4,892,488
Series A, 5.00%, 08/15/34	4,870	6,517,277
Series A, 5.00%, 08/15/35	5,000	6,669,650
Series A, 5.00%, 08/15/36	4,830	6,417,186
Series C, 5.00%, 02/15/26	5,000	5,998,800

Security	Par (000)	Value

Illinois (continued)
Illinois Housing Development Authority, RB, S/F Housing
Series D, (FHLMC, FNMA, GNMA), 2.25%, 04/01/30	$1,135	$1,205,200
Series D, (FHLMC, FNMA, GNMA), 2.35%, 04/01/31	1,050	1,120,371
Series D, (FHLMC, FNMA, GNMA), 2.70%, 10/01/34	5,000	5,226,000
Illinois Housing Development Authority, Refunding
RB, Sub-Series A-1, 3.70%, 07/01/34	415	440,477

		287,114,718

Indiana — 0.2%
City of Valparaiso Indiana, RB, AMT, 5.88%, 01/01/24	320	336,934
Indiana Finance Authority, Refunding RB
Series B, 3.53%, 09/15/34	4,520	4,288,441
Series B, 3.75%, 09/15/37	7,715	7,291,061
Series B, 3.83%, 09/15/41	2,780	2,550,622

		14,467,058

Iowa — 0.5%
Iowa Tobacco Settlement Authority, Refunding RB
Series A2, Class 1, 5.00%, 06/01/27	400	496,700
Series A2, Class 1, 5.00%, 06/01/28	600	760,812
Series A2, Class 1, 5.00%, 06/01/29	700	902,825
Series A2, Class 1, 5.00%, 06/01/30	700	919,002
Series A2, Class 1, 5.00%, 06/01/31	700	930,643
Series A2, Class 1, 5.00%, 06/01/32	700	928,627
Series A2, Class 1, 5.00%, 06/01/33	1,000	1,316,970
Series A2, Class 1, 4.00%, 06/01/34	1,000	1,210,360
Series A2, Class 1, 4.00%, 06/01/35	1,000	1,202,540
Series A2, Class 1, 4.00%, 06/01/36	860	1,029,325
Series A2, Class 1, 4.00%, 06/01/37	800	953,848
Series A2, Class 1, 4.00%, 06/01/38	1,000	1,188,640
Series A2, Class 1, 4.00%, 06/01/39	1,000	1,184,650
Series A2, Class 1, 4.00%, 06/01/40	1,000	1,181,200
Series A2, Class 1, 4.00%, 06/01/49	6,000	6,929,940
Series B1, 4.00%, 06/01/49	15,000	17,301,000

		38,437,082

Kentucky — 0.1%
Kentucky Economic Development Finance Authority, RB, Series B, 5.00%, 08/15/33	5,000	6,143,650
Westvaco Corp., RB, 7.67%, 01/15/27(a)	3,100	3,839,102

		9,982,752

Louisiana — 0.6%
Juban Crossing Economic Development District,
Refunding RB, Series C, 7.00%, 09/15/44(a)	5,730	5,553,745
Louisiana Public Facilities Authority, RB, Series A, 5.00%, 04/01/57(a)	4,965	5,165,636
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	5,000	5,648,650
Parish of St. John the Baptist Louisiana, Refunding RB, 2.10%, 06/01/37(b)	2,180	2,256,780
State of Louisiana, GO
Series A, 5.00%, 03/01/38	13,770	18,406,221
Series A, 5.00%, 03/01/39	13,505	18,011,078

		55,042,110

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maine — 0.3%
Maine State Housing Authority, RB, M/F Housing
Series A, 0.40%, 11/15/24	$2,250	$2,248,245
Series A, 0.50%, 11/15/25	3,130	3,114,882
Series A, 0.60%, 11/15/26	2,000	1,978,940
Series A, 1.85%, 11/15/36	2,750	2,694,808
Series A, 2.05%, 11/15/41	1,185	1,173,233
Series A, 2.15%, 11/15/46	5,000	4,840,250
Maine State Housing Authority, RB, S/F Housing
Series A, 3.00%, 11/15/44	2,500	2,654,425
Series C, 2.75%, 11/15/34	6,165	6,556,847
Series H, 3.55%, 11/15/37	2,000	2,189,880

		27,451,510

Maryland — 3.5%
Anne Arundel County Consolidated Special Taxing District, ST 5.13%, 07/01/36.	600	621,120
5.25%, 07/01/44	1,220	1,254,758
County of Anne Arundel Maryland, GO 5.00%, 10/01/29	6,225	8,261,073
5.00%, 10/01/31	6,225	8,414,333
County of Howard Maryland, TA, 6.10%, 02/15/44	1,170	1,176,002
Maryland Community Development Administration, RB, M/F Housing
Series D, 2.75%, 07/01/34	1,005	1,074,566
Series D, (FHA), 2.95%, 07/01/62	2,000	2,059,880
Maryland Community Development Administration, Refunding RB, S/F Housing
Series A, 2.50%, 09/01/40	5,000	5,113,250
Series A, 2.60%, 03/01/42	3,490	3,573,097
Series A, 3.75%, 03/01/50	18,655	20,694,551
Maryland Economic Development Corp., RB
Series D, AMT, 5.00%, 03/31/41	10,000	11,514,100
Series D, AMT, 5.00%, 03/31/46	10,000	11,407,500
Series D, AMT, 5.00%, 03/31/51	10,000	11,338,300
Maryland Health & Higher Educational Facilities
Authority, RB, Series A, 7.00%, 03/01/55(a)	10,405	11,791,050
Maryland State Transportation Authority, RB,
Series A, 5.00%, 07/01/51	28,200	36,912,954
State of Maryland, GO
Series A, 5.00%, 03/01/27	10,845	13,513,195
Series A, 5.00%, 03/01/29	34,010	44,537,115
Series A, 5.00%, 03/01/30	35,710	47,772,838
Series A, 5.00%, 03/01/33	41,305	56,249,149

		297,278,831

Massachusetts — 2.7%
Commonwealth of Massachusetts, Refunding GO, Series A, (AMBAC), 5.50%, 08/01/30	20,000	27,565,400
Massachusetts Bay Transportation Authority, Refunding RB 5.00%, 07/01/25	850	1,007,692
5.00%, 07/01/26	750	917,047
5.00%, 07/01/28	1,535	1,977,157
5.00%, 07/01/31	340	465,827
5.00%, 07/01/42	3,000	3,822,210
Massachusetts Development Finance Agency, RB 5.00%, 10/01/38	5,000	5,402,400
5.00%, 10/01/43	5,000	5,334,900
Series D, 5.00%, 07/01/44	10,000	11,315,600
Series J2, 5.00%, 07/01/43	10,000	12,221,300

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency,
RB (continued)
Series J2, 5.00%, 07/01/48	$25,000	$30,313,500
Series J2, 5.00%, 07/01/53	5,000	6,004,100
Massachusetts Development Finance Agency,
Refunding RB 5.00%, 07/01/25	2,000	2,352,340
4.00%, 10/01/32(a)	2,560	2,769,997
4.13%, 10/01/42(a)	8,225	8,865,974
5.00%, 07/01/44	5,000	5,961,950
Class K, 5.00%, 07/01/38	5,000	5,956,400
Series G, 5.00%, 07/01/29	150	191,735
Series G, 5.00%, 07/01/30	225	292,093
Series G, 5.00%, 07/01/32	425	560,124
Series G, 5.00%, 07/01/34	375	487,350
Series G, 5.00%, 07/01/38	300	384,597
Series G, 5.00%, 07/01/39	650	830,739
Series G, 4.00%, 07/01/46	1,250	1,441,150
Series G, 5.00%, 07/01/50	2,300	2,872,378
Series H-1, 5.00%, 07/01/25	5,000	5,880,850
Massachusetts Housing Finance Agency, RB, M/F Housing (FHA HUD SECT 8), 2.75%, 12/01/55	2,250	2,307,082
Series A, 3.40%, 12/01/49	3,115	3,315,575
Series C-1, 2.65%, 12/01/34	2,950	3,104,963
Series C-1, 3.10%, 12/01/44	2,500	2,640,875
Series C-1, 3.15%, 12/01/49	2,890	3,037,448
Series C-1, 3.25%, 12/01/54	7,790	8,220,242
Series C-1, 3.35%, 06/01/62	5,010	5,301,432
Massachusetts Housing Finance Agency, Refunding RB, M/F Housing
Series B-1, (FHA INS), 2.75%, 12/01/34	2,225	2,357,076
Series B-1, (FHA INS), 3.30%, 12/01/56	5,930	6,268,603
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 172, 3.65%, 12/01/35	2,510	2,663,612
Massachusetts Port Authority, ARB
Series B, 5.00%, 07/01/44	10,000	12,705,100
Series E, AMT, 5.00%, 07/01/51	10,000	12,749,800
Massachusetts School Building Authority, Refunding RB, Series B, 1.28%, 08/15/27	13,400	13,318,930
Metropolitan Boston Transit Parking Corp.,
Refunding RB, 5.00%, 07/01/41	5,000	5,019,450

		228,204,998

Michigan — 1.6%
City of Detroit Michigan Sewage Disposal System
Revenue, Refunding RB, Series D, (AGM), 0.74%, 07/01/32(b)	100,000	99,096,600
Michigan Finance Authority, RB 5.00%, 11/01/44	5,000	5,828,500
Series A, 5.00%, 11/15/48	5,000	6,195,250
Michigan Finance Authority, Refunding RB 5.00%, 11/15/37	5,000	6,056,650
Series B, 5.00%, 07/01/44	5,000	5,335,300
Michigan State Housing Development Authority, RB, M/F Housing, Series A-1, 3.00%, 10/01/39	3,500	3,755,640

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan State University, RB, Series B, (AMBAC), 0.75%, 02/15/37(b)	$5,000	$5,087,225
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	5,000	5,575,850

		136,931,015

Minnesota — 1.4%
City of Deephaven Minnesota, Refunding RB, Series A, 5.50%, 07/01/50	2,500	2,750,875
City of Minneapolis Minnesota, RB, Series A, 5.00%, 07/01/47	3,000	3,197,250
City of Minneapolis Minnesota, RB, M/F Housing, (FNMA), 2.35%, 02/01/38	7,000	7,118,440
Metropolitan Council, GO
Series C, 5.00%, 12/01/27	25,000	31,797,750
Series C, 5.00%, 12/01/28	25,000	32,589,250
Minneapolis-St Paul Metropolitan Airports Commission, Refunding RB, Series A, 5.00%, 01/01/28	5,000	6,159,200
Minnesota Housing Finance Agency, RB, S/F Housing
Series B, (FHLMC, FNMA, GNMA), 2.40%, 01/01/35	1,565	1,645,942
Series B, (FHLMC, FNMA, GNMA), 2.63%, 01/01/40	6,265	6,531,952
Series B, (FHLMC, FNMA, GNMA), 2.80%, 01/01/44	1,565	1,624,893
Series B, (FHLMC, FNMA, GNMA), 3.50%, 07/01/50	9,490	10,441,847
Series E, (FHLMC, FNMA, GNMA), 1.85%, 01/01/29	885	914,860
Series E, (FHLMC, FNMA, GNMA), 1.90%, 07/01/29	890	922,948
Series E, (FHLMC, FNMA, GNMA), 1.95%, 01/01/30	1,725	1,793,189
Series E, (FHLMC, FNMA, GNMA), 2.05%, 01/01/31	1,755	1,813,284
Series E, (FHLMC, FNMA, GNMA), 2.50%, 07/01/40	4,435	4,598,784
Series E, (FHLMC, FNMA, GNMA), 3.50%, 07/01/50	4,875	5,379,416
Minnesota Housing Finance Agency, Refunding RB, S/F Housing, Series B, (FHLMC, FNMA, GNMA), 3.10%, 07/01/35.	985	1,049,921

		120,329,801

Mississippi — 0.1%
Mississippi Home Corp. RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 2.13%, 12/01/44	1,000	990,750
Series A, (FHLMC, FNMA, GNMA), 3.00%, 12/01/50	4,000	4,376,560
Mississippi Hospital Equipment & Facilities Authority, RB, 5.00%, 09/01/46	5,000	5,850,200

		11,217,510

Missouri — 1.5%
City of St. Louis Missouri Airport Revenue, ARB
Series C, (AGM), 5.00%, 07/01/42	5,000	6,045,600
Series C, (AGM), 5.00%, 07/01/47	5,000	6,013,150
Health & Educational Facilities Authority of the State of Missouri, Refunding RB Series A, 5.00%, 07/01/31	6,200	8,398,148

Security	Par (000)	Value

Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, Refunding RB (continued) Series A, 5.00%, 07/01/32	$2,200	$2,970,858
Kansas City Industrial Development Authority, ARB
AMT, (AGM), 4.00%, 03/01/50	10,000	11,537,500
AMT, (AGM), 5.00%, 03/01/57	5,000	6,197,750
Series A, AMT, 5.00%, 03/01/34	5,105	6,325,095
Series A, AMT, 5.00%, 03/01/35	5,360	6,630,963
Series A, AMT, 5.00%, 03/01/36	5,000	6,171,450
Series A, AMT, 5.00%, 03/01/37	5,910	7,289,099
Series A, AMT, 5.00%, 03/01/39	5,000	6,155,300
Series B, AMT, 5.00%, 03/01/39	5,000	6,173,750
Kansas City Industrial Development Authority, Refunding RB(a)(d)(e) 5.75%, 11/15/36	8,055	2,762,478
6.00%, 11/15/46	5,125	1,757,629
6.00%, 11/15/51	2,060	706,481
Missouri Housing Development Commission, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 2.55%, 11/01/40.	1,725	1,825,775
Series A, (FHLMC, FNMA, GNMA), 2.70%, 11/01/45	2,460	2,628,215
Series A, (FHLMC, FNMA, GNMA), 3.50%, 11/01/50	9,400	10,382,864
Missouri State Environmental Improvement & Energy Resources Authority, Refunding RB, Series C, 2.75%, 09/01/33	25,000	27,286,750
St. Louis Land Clearance for Redevelopment Authority, Refunding RB, 3.88%, 10/01/35	2,570	2,521,992

		129,780,847

Nevada — 0.7%
City of Las Vegas Nevada Special Improvement District No. 607, Refunding SAB 5.00%, 06/01/23.	265	281,873
5.00%, 06/01/24	135	147,380
City of North Las Vegas Nevada, GO, BAB, 6.57%, 06/01/40	5,175	6,853,149
Clark County School District, GO
Series B, (BAM), 5.00%, 06/15/27	6,210	7,758,774
Series B, (BAM), 5.00%, 06/15/28	7,975	10,207,202
Series B, (BAM), 5.00%, 06/15/29	9,615	12,557,094
County of Clark Nevada, Refunding RB, Series C, 5.00%, 07/01/30	15,000	20,091,450
State of Nevada Department of Business & Industry, RB(a)
Series A, 4.50%, 12/15/29	305	330,028
Series A, 5.00%, 12/15/38	965	1,046,031

		59,272,981

New Hampshire — 0.5%
National Finance Authority, Series 2020-1, Class A, 4.13%, 01/20/34.	25,538	30,660,307
New Hampshire Business Finance Authority, Refunding RB(a)
Series B, 4.63%, 11/01/42	7,900	8,271,932
Series C, AMT, 4.88%, 11/01/42	2,995	3,151,069

		42,083,308

New Jersey — 1.5%
Essex County Improvement Authority, RB Series A, (BAM), 5.00%, 08/01/33	170	226,732

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Essex County Improvement Authority, RB (continued)
Series A, (BAM), 5.00%, 08/01/34	$150	$199,062
Series A, (BAM), 5.00%, 08/01/35	250	330,528
Series A, (BAM), 4.00%, 08/01/37	300	361,257
Series A, (BAM), 4.00%, 08/01/38	610	731,896
Series A, (BAM), 4.00%, 08/01/39	630	753,902
Series A, (BAM), 4.00%, 08/01/40	330	393,911
Series A, (BAM), 4.00%, 08/01/41	350	416,759
Series A, (BAM), 4.00%, 08/01/46	1,200	1,425,924
Series A, (BAM), 4.00%, 08/01/51	1,500	1,776,885
Series A, (BAM), 4.00%, 08/01/56	2,600	3,069,690
Series A, (BAM), 4.00%, 08/01/60	2,250	2,646,788
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24.	1,015	1,062,664
New Jersey Economic Development Authority, RB
Series B, 5.50%, 11/01/26(a)	265	264,799
AMT, 5.13%, 09/15/23	3,600	3,826,620
AMT, 5.38%, 01/01/43	8,325	9,207,783
New Jersey Economic Development Authority, Refunding RB, Series A, AMT, 2.20%, 10/01/39(b) .	50,000	53,051,500
New Jersey Educational Facilities Authority, Refunding RB
Series B, 5.00%, 03/01/29	4,895	6,436,631
Series B, 5.00%, 03/01/30	3,520	4,725,811
New Jersey Health Care Facilities Financing Authority, RB, 5.00%, 07/01/31	6,430	8,338,553
New Jersey Health Care Facilities Financing Authority, Refunding RB
Series A, 4.00%, 07/01/35	5,000	5,717,150
Series A, 5.00%, 07/01/39	5,000	6,083,700
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/35	3,000	3,841,920
Series AA, 5.00%, 06/15/36	4,000	5,109,560
Series AA, 5.00%, 06/15/50	2,225	2,741,066
New Jersey Turnpike Authority, Refunding RB, Series B, 1.71%, 01/01/29	8,000	7,886,320

		130,627,411

New Mexico — 0.1%
New Mexico Mortgage Finance Authority, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 2.70%, 07/01/40	2,735	2,899,948
Series A, (FHLMC, FNMA, GNMA), 3.50%, 01/01/51	4,785	5,263,931
Series B-1, (FHLMC, FNMA, GNMA), 3.70%, 09/01/42	3,245	3,514,951

		11,678,830

New York — 11.9%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	5,000	5,176,050
City of New York, GO, Sub-Series F-2, 1.94%, 03/01/29	7,500	7,506,825
City of New York, Refunding GO, Series D, 1.72%, 08/01/29	8,760	8,676,692
Dutchess County Local Development Corp., RB, Series B, 5.00%, 07/01/46	24,225	28,712,439

Security	Par (000)	Value

New York (continued)
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	$18,765	$18,933,885
Metropolitan Transportation Authority, Refunding RB
Series C, (AGM-CR), 5.00%, 11/15/40	10,000	12,617,500
Series C, 5.00%, 11/15/40	10,000	12,454,600
Series C, (AGM-CR), 5.00%, 11/15/41	10,000	12,595,900
Series C, 5.00%, 11/15/42	10,000	12,387,200
Series C, (BAM), 5.00%, 11/15/43	10,000	12,565,100
Sub-Series C-1, 5.00%, 11/15/34	5,000	6,150,700
Nassau County Interim Finance Authority, Refunding RB, Series B, 1.28%, 11/15/28	11,250	11,093,625
Nassau County Tobacco Settlement Corp., Refunding RB, Series A-1, 6.83%, 06/01/21	2,326	2,326,895
New York City Housing Development Corp., RB, M/F Housing
Series A, (HUD SECT 8), 2.80%, 02/01/50	50,000	50,822,000
Series C-1-A, 3.50%, 11/01/33	5,000	5,426,250
Series I-1, (FHA), 2.10%, 11/01/35	2,915	2,919,751
Series I-1, (FHA), 2.55%, 11/01/45	28,970	29,434,389
Series I-1, (FHA), 2.65%, 11/01/50	5,000	5,033,100
Series I-1, (FHA), 2.70%, 11/01/55	5,000	5,036,000
Series I-1, (FHA), 2.80%, 11/01/60	5,000	5,061,050
Series J, 2.85%, 11/01/39	8,000	8,273,680
Series J, 3.00%, 11/01/44	8,135	8,395,483
Series J, 3.05%, 11/01/49	10,000	10,285,500
Series J, 3.15%, 11/01/54	15,000	15,481,200
Series J, 3.25%, 11/01/59	10,000	10,410,300
Series J, 3.35%, 11/01/65	5,000	5,197,800
New York City Housing Development Corp., Refunding RB, M/F Housing 2.25%, 11/01/31	1,500	1,540,545
Series B-1-A, 3.10%, 11/01/34	3,000	3,192,120
Series B-1-A, 3.40%, 11/01/39	3,000	3,191,400
Series B-1-A, 3.55%, 11/01/44	5,000	5,308,600
Series B-1-A, 3.65%, 11/01/49	5,000	5,299,500
Series B-1-A, 3.75%, 11/01/54	5,000	5,297,200
Series B-1-A, 3.85%, 05/01/58	5,000	5,327,650
Series C, 2.25%, 11/01/41	8,495	8,453,459
Series C, 2.40%, 11/01/46	14,050	13,962,047
Series C, 2.50%, 11/01/51	14,155	14,080,828
Series C, 2.60%, 11/01/56	7,210	7,200,843
New York City Industrial Development Agency, Refunding RB (AGM),
5.00%, 03/01/28	850	1,064,175
4.00%, 03/01/45	1,250	1,422,738
Series A, (AGM), 5.00%, 01/01/29	1,200	1,545,684
Series A, (AGM), 5.00%, 01/01/30	1,750	2,294,268
Series A, (AGM), 5.00%, 01/01/31	625	833,781
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series B-3, 3.90%, 08/01/31	10,000	11,227,900
Series C-3, 3.50%, 11/01/32	22,000	24,013,880
New York City Water & Sewer System, RB
Series CC-1, Subordinate, 4.00%, 06/15/51	9,535	11,370,201
Series CC-1, Subordinate, 5.00%, 06/15/51	2,470	3,212,927
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(a)	13,700	13,906,322
Series A, 5.00%, 06/01/45	6,930	6,999,508
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/51	3,630	3,846,094

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB 5.00%, 11/15/44	$5,000	$5,092,600
Series 1, Class 1, 5.00%, 11/15/44(a)	49,285	54,469,782
Series 2, Class 2, 5.15%, 11/15/34(a)	240	271,562
Series 2, Class 2, 5.38%, 11/15/40(a)	570	647,132
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/26	100	120,821
5.00%, 07/01/27	300	372,168
5.00%, 07/01/30	250	321,888
5.00%, 07/01/32	360	455,893
5.00%, 07/01/34	515	647,298
5.00%, 07/01/35	600	750,696
5.00%, 07/01/36	975	1,215,776
4.00%, 07/01/37	1,860	2,150,941
4.00%, 07/01/38	1,650	1,901,312
4.00%, 03/15/39	19,000	22,987,720
Series B, 5.75%, 01/01/29	990	1,076,863
New York State Housing Finance Agency, RB, M/F Housing
Series E, (FHLMC, FNMA, GNMA, SONYMA), 3.45%, 05/01/49	2,850	2,963,231
Series H, (FNMA, SONYMA), 2.25%, 11/01/29	275	292,889
Series H, (FNMA, SONYMA), 2.35%, 11/01/30	250	265,243
Series H, (FNMA, SONYMA), 2.40%, 11/01/31	250	264,280
Series H, (FNMA, SONYMA), 3.15%, 11/01/44	1,000	1,046,500
Series H, (FNMA, SONYMA), 3.25%, 11/01/52	3,430	3,584,144
Series I, (FNMA, SONYMA), 2.40%, 05/01/31	280	297,018
Series I, (FNMA, SONYMA), 2.75%, 11/01/34	1,250	1,330,238
Series I, (FNMA, SONYMA), 3.15%, 11/01/44	3,275	3,427,288
Series I, (FNMA, SONYMA), 3.25%, 11/01/52	5,895	6,159,921
Series K, (FHLMC, FNMA, GNMA, SONYMA), 3.00%, 11/01/32	1,500	1,596,885
Series M, (FHLMC, FNMA, GNMA, SONYMA), 3.15%, 11/01/32	1,000	1,074,080
Series M, (FHLMC, FNMA, GNMA, SONYMA), 3.50%, 11/01/37	415	444,913
New York State Urban Development Corp., RB 2.13%, 03/15/32	500	497,095
2.23%, 03/15/33	1,500	1,493,280
4.00%, 03/15/40	8,885	10,637,566
Series E, 4.00%, 03/15/43	57,700	68,403,350
New York State Urban Development Corp., Refunding RB, Series B, 2.84%, 03/15/32	10,000	10,470,600
New York Transportation Development Corp., ARB
Series A, AMT, 5.00%, 07/01/34	5,000	5,658,250
Series A, AMT, 5.00%, 07/01/41	5,000	5,632,000
Series A, AMT, 5.00%, 07/01/46	50,000	55,968,000
Series A, AMT, 5.25%, 01/01/50	25,000	28,138,250
New York Transportation Development Corp., RB
AMT, 5.00%, 01/01/26	10,000	11,763,600
AMT, 5.00%, 01/01/27	10,000	12,052,300
AMT, 5.00%, 01/01/28	10,000	12,309,800
AMT, 5.00%, 01/01/29	10,000	12,284,800
AMT, 5.00%, 01/01/30	10,000	12,215,500
AMT, 5.00%, 01/01/32	15,000	18,125,400
AMT, 5.00%, 01/01/34	15,500	18,627,125
AMT, 4.00%, 04/30/53	2,915	3,318,873
New York Transportation Development Corp., Refunding RB 5.00%, 12/01/24	1,025	1,185,167

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., Refunding RB (continued) 5.00%, 12/01/25.	$1,300	$1,553,487
5.00%, 12/01/26.	1,450	1,785,443
5.00%, 12/01/27	1,500	1,896,540
5.00%, 12/01/28	1,300	1,681,134
Series A, Class A, AMT, 5.00%, 12/01/24	1,750	2,011,170
Series A, Class A, AMT, 5.00%, 12/01/25	1,400	1,659,966
Series A, Class A, AMT, 5.00%, 12/01/26	510	623,541
Series A, Class A, AMT, 5.00%, 12/01/27	700	873,285
Series A, Class A, AMT, 5.00%, 12/01/28	350	446,761
Series A, Class A, AMT, 5.00%, 12/01/30	250	330,630
Series A, Class A, AMT, 5.00%, 12/01/31	300	395,070
Series A, Class A, AMT, 5.00%, 12/01/32	375	488,344
Series A, Class A, AMT, 5.00%, 12/01/33	300	388,422
Port Authority of New York & New Jersey, RB, Series AAA, 1.09%, 07/01/23	11,785	11,939,383
Port Authority of New York & New Jersey, Refunding ARB, 4.00%, 07/15/51	6,355	7,556,159
Port Authority of New York & New Jersey, Refunding RB
5.00%, 09/01/34.	5,125	6,644,767
Series 226, AMT, 5.00%, 10/15/24(g)	4,250	4,866,590
Series 226, AMT, 5.00%, 10/15/25(g)	5,000	5,912,650
Series 226, AMT, 5.00%, 10/15/26(g)	5,000	6,087,350
Series 226, AMT, 5.00%, 10/15/27(g)	4,000	4,998,720
Series 226, AMT, 5.00%, 10/15/28(g)	4,000	5,110,280
Series 226, AMT, 5.00%, 10/15/30(g)	2,000	2,649,220
Series 226, AMT, 5.00%, 10/15/31(g)	2,760	3,723,516
Series 226, AMT, 5.00%, 10/15/32(g)	1,850	2,487,510
Series 226, AMT, 5.00%, 10/15/33(g)	1,350	1,801,386
Puerto Rico Electric Power Authority, 3rd Series, 1.00%, 01/01/21	1,907	1,828,794
State of New York Mortgage Agency, RB, S/F Housing
Series 225, 2.45%, 10/01/45	15,000	14,968,500
Series 227, 2.30%, 10/01/40	7,000	7,001,750
Series 227, 2.50%, 10/01/47	13,000	13,024,180
Series 226, AMT, 1.80%, 04/01/28	1,000	1,013,170
Series 226, AMT, 3.50%, 10/01/50	2,015	2,199,655
State of New York, Refunding GO, Series B, 1.74%, 03/15/29	15,000	15,097,800
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/51	8,825	11,361,128
Series A, 5.00%, 11/15/56	9,560	12,230,490

		1,028,212,413

North Carolina — 2.7%
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB 5.00%, 07/01/27.	1,030	1,293,144
5.00%, 07/01/34	3,095	3,999,947
5.00%, 07/01/36	1,860	2,395,475
4.00%, 07/01/44	5,000	5,856,000
5.00%, 07/01/49	10,000	12,533,200
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding RB
Series A, 5.00%, 07/01/28	2,395	3,086,437
Series A, 5.00%, 07/01/29	1,750	2,301,198
Series A, 5.00%, 07/01/30	2,250	3,016,305
Series A, 5.00%, 07/01/31	5,120	7,011,379

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding RB (continued)
Series A, 5.00%, 07/01/33	$5,750	$7,816,320
Series A, 5.00%, 07/01/34	3,000	4,064,940
Series A, 4.00%, 07/01/35	3,100	3,856,555
Series A, 4.00%, 07/01/36	3,375	4,197,015
Series A, 5.00%, 07/01/37	7,125	9,583,552
Series A, 4.00%, 07/01/38	4,250	5,254,657
Series A, 4.00%, 07/01/39	5,000	6,143,500
Series A, 4.00%, 07/01/40	2,250	2,758,028
Series A, 4.00%, 07/01/41	2,410	2,945,791
Series A, 4.00%, 07/01/51	25,190	30,365,034
Series B, AMT, 4.00%, 07/01/51	6,000	7,140,480
County of Alamance North Carolina, GO, 5.00%, 05/01/30	7,460	9,990,903
County of Wake North Carolina, RB 5.00%, 03/01/26	1,255	1,516,241
5.00%, 03/01/27	2,870	3,570,481
5.00%, 03/01/28	2,840	3,628,838
5.00%, 03/01/29	1,015	1,326,838
5.00%, 03/01/30	1,680	2,242,414
5.00%, 03/01/31	2,590	3,536,049
5.00%, 03/01/32	4,000	5,449,360
North Carolina Housing Finance Agency, RB, M/F Housing, (FHLMC, FNMA, GNMA), 3.00%, 07/01/51	22,535	24,694,980
North Carolina Housing Finance Agency, RB, S/F Housing Series 43, (FHLMC, FNMA, GNMA), 2.63%, 01/01/35	3,500	3,732,085
Series 43, (FHLMC, FNMA, GNMA), 2.80%, 01/01/40	6,000	6,304,860
Series 44, 1.75%, 01/01/26	1,000	1,044,210
Series 44, 1.80%, 07/01/26	1,265	1,324,835
Series 44, 2.05%, 01/01/28	1,360	1,439,193
Series 44, 2.20%, 07/01/29	1,065	1,128,474
Series 44, 2.30%, 01/01/31	1,120	1,178,822
Series 44, 2.35%, 07/01/31	1,000	1,053,090
Series 44, 2.55%, 07/01/35	1,250	1,312,013
North Carolina Medical Care Commission, Refunding RB 5.00%, 06/01/45	5,000	5,786,100
Series A, 5.25%, 01/01/41	2,470	2,598,292
North Carolina Turnpike Authority, RB, Senior Lien, (AGM), 5.00%, 01/01/49	5,000	6,295,400
Raleigh Durham Airport Authority, Refunding RB
Series A, AMT, 5.00%, 05/01/34	5,000	6,061,200
Series A, AMT, 5.00%, 05/01/35	5,000	6,042,850
Town of Mooresville North Carolina, SAB, 5.38%, 03/01/40(a)	2,100	2,274,783

		229,151,268

North Dakota — 0.0%
North Dakota Housing Finance Agency, RB, S/F Housing, 3.05%, 07/01/43	1,025	1,088,735

Ohio — 1.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	36,460	42,201,356

Security	Par (000)	Value

Ohio (continued)
County of Hamilton Ohio, RB, Series CC, RB, 5.00%, 11/15/49	$5,000	$7,818,600
Ohio Housing Finance Agency, RB, M/F Housing
Series A, 3.00%, 03/01/52	21,000	23,113,230
Series B, (FHLMC, FNMA, GNMA), 2.55%, 09/01/50	3,480	3,543,406
Ohio Housing Finance Agency, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 2.50%, 09/01/35	2,050	2,131,282
Series A, (FHLMC, FNMA, GNMA), 2.75%, 09/01/40	3,740	3,884,140
Series A, (FHLMC, FNMA, GNMA), 2.90%, 09/01/45	16,145	16,913,825
Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/50	4,875	5,462,389

		105,068,228

Oklahoma — 0.6%
Norman Regional Hospital Authority, RB 4.00%, 09/01/45.	6,000	6,873,840
5.00%, 09/01/45	5,000	6,161,150
Oklahoma Development Finance Authority, RB 7.25%, 09/01/51(a)	5,010	5,096,723
Series B, 5.25%, 08/15/48	10,000	12,181,700
Series B, 5.50%, 08/15/52	11,620	14,285,860
Oklahoma State University, RB
Series A, 4.00%, 09/01/34	350	435,624
Series A, 4.00%, 09/01/35	655	811,571
Series A, 4.00%, 09/01/36	505	623,049
Series A, 4.00%, 09/01/37	1,185	1,457,811
Series A, 4.00%, 09/01/39	910	1,115,751
Series A, 4.00%, 09/01/46	500	606,755
Series A, 4.00%, 09/01/51	1,945	2,331,452

		51,981,286

Oregon — 0.7%
County of Multnomah Oregon, GO, Series B, 0.80%, 06/15/26	26,870	26,672,506
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/49	865	919,460
Port of Portland Oregon Airport Revenue, ARB
Series 24A, 5.00%, 07/01/47	5,000	5,969,900
Series 24B, AMT, 5.00%, 07/01/44	5,000	6,130,850
Series 24B, AMT, 5.00%, 07/01/47	5,000	5,874,000
State of Oregon Housing & Community Services Department, RB, M/F Housing
Series B, AMT, (FHLMC, FNMA, GNMA), 4.00%, 07/01/37	185	189,094
Series B, AMT, (FHLMC, FNMA, GNMA), 4.13%, 07/01/43	165	168,610
Water Environment Services Sewer Revenue, RB 5.00%, 06/01/27	2,640	3,323,364
5.00%, 06/01/28	2,770	3,575,710
5.00%, 06/01/29	2,910	3,836,166

		56,659,660

Pennsylvania — 3.2%
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	10,000	12,119,100

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Allentown Neighborhood Improvement Zone Development Authority, RB(a) 5.00%, 05/01/33	$1,250	$1,494,200
Subordinate, 5.00%, 05/01/28	3,745	4,292,369
Subordinate, 5.13%, 05/01/32	4,700	5,556,951
Subordinate, 5.38%, 05/01/42	8,550	9,969,471
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	1,390	1,556,800
4.00%, 07/01/51	1,000	1,109,540
Chester County Health and Education Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/22	895	909,499
Series A, 5.00%, 12/01/23	985	1,009,605
Series A, 5.00%, 12/01/24	1,035	1,068,544
Series A, 5.00%, 12/01/25	1,075	1,117,226
Series A, 5.25%, 12/01/45	1,500	1,538,235
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/29	5,000	6,149,900
Series B, AMT, 5.00%, 07/01/30	5,000	6,132,050
Series B, AMT, 5.00%, 07/01/42	5,000	5,986,850
Series B, AMT, 5.00%, 07/01/47	5,000	5,952,250
Commonwealth Financing Authority, RB, Series A, 3.81%, 06/01/41	5,545	6,111,921
County of Allegheny Pennsylvania, Refunding GO, Series C, (AGM), 0.67%, 11/01/26(b)	15,440	15,340,782
County of Lehigh Pennsylvania, Refunding RB, 5.00%, 07/01/44	15,825	19,884,587
Geisinger Authority, Refunding RB, 5.00%, 04/01/43(b)	10,000	12,217,500
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	1,675	1,756,623
Montgomery County Industrial Development Authority, Refunding RB, 5.38%, 01/01/50	4,815	5,036,153
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,845	1,986,216
Pennsylvania Economic Development Financing Authority, RB 1.75%, 06/15/27	9,000	9,118,530
2.30%, 06/15/30	13,000	13,156,390
Series A, 4.00%, 10/15/22	1,000	1,051,960
Series A, 4.00%, 10/15/23	700	761,600
Series A, 4.00%, 10/15/24	425	475,983
Series A, 4.00%, 10/15/25	1,000	1,147,550
Series A, 4.00%, 10/15/26	1,000	1,172,950
Series A, 5.00%, 10/15/28	1,500	1,928,265
Series A, 5.00%, 10/15/29	1,650	2,161,269
Series A, 5.00%, 10/15/31	1,400	1,904,672
Series A, 5.00%, 10/15/32	1,100	1,492,513
Series A, 5.00%, 10/15/33	1,150	1,550,672
Series A, 5.00%, 10/15/34	1,400	1,879,962
Series A, 5.00%, 10/15/35	1,100	1,471,965
Series A, 5.00%, 10/15/36	1,250	1,664,887
Series A, 4.00%, 10/15/37	1,400	1,710,520
Series A, 4.00%, 10/15/39	1,325	1,607,570
Series A, 4.00%, 10/15/40	1,200	1,450,908
Series A, 4.00%, 10/15/41	1,300	1,565,980
Series A, 4.00%, 10/15/51	4,400	5,192,748
AMT, 5.00%, 12/31/38	5,000	5,889,100

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB (continued)
AMT, 5.00%, 06/30/42	$5,000	$5,798,000
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	3,250	3,461,672
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	10,000	11,576,900
Pennsylvania Higher Educational Facilities Authority, Refunding RB(g)
Series B, 5.00%, 08/15/23	1,165	1,226,291
Series B, 5.00%, 08/15/24	1,000	1,092,560
Series B, 5.00%, 08/15/25	1,300	1,466,803
Series B, 5.00%, 08/15/26	1,575	1,828,134
Series B, 5.00%, 08/15/27	1,050	1,245,731
Series B, 5.00%, 08/15/31	1,910	2,425,757
Series B, 5.00%, 08/15/34	1,055	1,352,299
Series B, 5.00%, 08/15/35	1,335	1,714,901
Series B, 4.00%, 08/15/37	1,000	1,158,110
Series B, 4.00%, 08/15/39	1,000	1,149,030
Series B, 4.00%, 08/15/41	1,115	1,275,504
Series B, 4.00%, 08/15/42	4,750	5,415,285
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 2019-131A, 1.85%, 04/01/26	1,550	1,619,301
Series 2019-131A, 2.10%, 04/01/28	1,915	2,016,610
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 121, 2.80%, 10/01/31	11,770	12,255,748
Series 134A, 3.00%, 10/01/49	15,380	16,579,332
Series 134B, AMT, 5.00%, 10/01/24	1,000	1,145,570
Series 134B, AMT, 5.00%, 04/01/26	1,000	1,187,610
Series 134B, AMT, 5.00%, 10/01/26	1,545	1,857,167
Series 134B, AMT, 5.00%, 04/01/27	1,500	1,824,225
Series 134B, AMT, 5.00%, 10/01/27	1,250	1,537,188
Philadelphia Authority for Industrial Development, Refunding RB, Series A, 5.00%, 09/01/35	5,000	5,994,150
Susquehanna Area Regional Airport Authority, Refunding RB, Series A, AMT, 5.00%, 01/01/27	3,100	3,278,405

		278,134,649

Puerto Rico — 9.4%
Children’s Trust Fund, RB, Series B, 0.00%, 05/15/57(c)	57,655	3,192,357
Commonwealth of Puerto Rico, GO(d)(e)
Series A, 5.25%, 07/01/22	3,075	2,752,894
Series A, 5.25%, 07/01/23	2,620	2,345,555
Series A, 5.25%, 07/01/26	1,085	971,346
Series A, 5.00%, 07/01/29	5,220	4,673,205
Series A, 5.13%, 07/01/31	10,900	9,758,225
Series A, 6.00%, 07/01/38	9,995	9,062,137
Series B, 5.25%, 07/01/17	1,605	1,354,888
Commonwealth of Puerto Rico, Refunding GO
Series A, 5.50%, 07/01/19	1,176	992,740
Series A, 5.25%, 07/01/24(d)(e)	1,765	1,498,044
Series A, 5.00%, 07/01/32(d)(e)	1,050	891,188
Series A, 5.50%, 07/01/32(d)(e)	4,245	3,800,336
Series A, 8.00%, 07/01/35(d)(e)	86,908	69,848,481
Series A, 5.13%, 07/01/37(d)(e)	1,490	1,264,638
Series A, 5.50%, 07/01/39(d)(e)	14,225	12,073,469
Series A, 5.00%, 07/01/41(d)(e)	23,430	18,979,003

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico, Refunding GO (continued)
Series B, 6.00%, 07/01/39(d)(e)	$2,555	$2,316,534
Series C, 6.00%, 07/01/39(d)(e)	1,510	1,369,067
Series D, 5.75%, 07/01/41(d)(e)	3,530	3,093,162
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, Senior Lien, 5.25%, 07/01/42	313	324,866
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB(a)
Series A, Senior Lien, 5.00%, 07/01/35	26,225	31,285,900
Series A, Senior Lien, 5.00%, 07/01/47	46,180	54,275,354
Puerto Rico Electric Power Authority, RB
Series A, 5.00%, 07/01/29(d)(e)	5,540	5,325,325
Series A, 7.00%, 07/01/33(d)(e)	7,445	7,298,430
Series A, 6.75%, 07/01/36(d)(e)	24,370	23,890,228
Series A, 5.00%, 07/01/42(d)(e)	23,970	23,041,162
Series A, 7.00%, 07/01/43(d)(e)	3,350	3,284,049
Series A-3, 10.00%, 07/01/19(d)(e)	6,867	6,523,835
Series B-3, 10.00%, 07/01/19(d)(e)	6,867	6,523,834
Series C-1, 5.40%, 01/01/18(d)(e)	18,867	18,088,963
Series C-2, 5.40%, 07/01/18(d)(e)	18,870	18,091,888
Series C-4, 5.40%, 07/01/20(d)(e)	1,908	1,828,794
Series CCC, 5.25%, 07/01/26(d)(e)	8,495	8,165,819
Series CCC, 5.25%, 07/01/28(d)(e)	3,120	2,999,100
Series D-4, 7.50%, 07/01/20	5,100	4,999,596
Series TT, 5.00%, 07/01/20(d)(e)	1,690	1,620,288
Series WW, 5.50%, 07/01/19(d)(e)	10,325	9,899,094
Series WW, 5.50%, 07/01/20(d)(e)	1,000	958,750
Series WW, 5.38%, 07/01/24(d)(e)	4,545	4,368,881
Series WW, 5.25%, 07/01/25(d)(e)	2,300	2,210,875
Series WW, 5.25%, 07/01/33(d)(e)	2,725	2,619,406
Series WW, 5.50%, 07/01/38(d)(e)	3,980	3,825,775
Series XX, 5.25%, 07/01/27(d)(e)	2,630	2,528,087
Series XX, 5.25%, 07/01/35(d)(e)	1,310	1,259,238
Series XX, 5.75%, 07/01/36(d)(e)	1,825	1,754,281
Series XX, 5.25%, 07/01/40(d)(e)	36,125	34,725,156
Puerto Rico Electric Power Authority, Refunding RB(d)(e)
5.00%, 07/01/19	2,000	1,917,500
Series AAA, 5.25%, 07/01/22	7,025	6,752,781
Series AAA, 5.25%, 07/01/25	5,750	5,527,187
Series AAA, 5.25%, 07/01/28	4,870	4,681,287
Series BBB, 5.40%, 07/01/28	9,505	8,902,031
Series DDD, 5.00%, 07/01/20	1,810	1,735,338
Series UU, 1.00%, 07/01/19(b)	2,460	2,004,900
Series UU, 1.00%, 07/01/20(b)	10,400	8,686,194
Series UU, 0.84%, 07/01/31(b)	12,285	10,260,567
Series V, 5.50%, 07/01/20	6,440	6,174,350
Series ZZ, 5.25%, 07/01/19	14,930	14,314,138
Series ZZ, 5.25%, 07/01/24	1,435	1,379,394
Series ZZ, 5.25%, 07/01/25	2,440	2,345,450
Puerto Rico Electric Power Authority, Refunding RB, BAB, Series YY, 6.13%, 07/01/40(d)(e)	13,440	12,587,407
Puerto Rico Public Buildings Authority, RB, Series R1, (GTD), 5.65%, 07/01/28	3,500	3,206,875
Puerto Rico Public Buildings Authority, Refunding RB
Series F, (GTD), 5.25%, 07/01/24(d)(e)	2,175	2,168,884
Series M-2, (GTD), 10.00%, 07/01/34(d)(e)	3,325	3,507,875
Series N, (GTD), 5.00%, 07/01/37(d)(e)	1,335	1,331,246

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Refunding RB (continued)
Series U, (GTD), 5.25%, 07/01/42	$3,120	$2,883,735
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	86,193	96,624,077
Series A-1, Restructured, 5.00%, 07/01/58	16,830	19,146,313
Series A-2, Restructured, 4.33%, 07/01/40	57,460	63,737,504
Series A-2, Restructured, 4.54%, 07/01/53	14,353	15,887,623
Series A-2, Restructured, 4.78%, 07/01/58	39,524	44,408,376
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/29	3,745	3,198,942
Series A-1, Restructured, 0.00%, 07/01/31	4,464	3,527,319
Series A-1, Restructured, 0.00%, 07/01/33	6,377	4,673,958
Series A-1, Restructured, 0.00%, 07/01/46	29,186	9,465,604
Series A-1, Restructured, 0.00%, 07/01/51	33,447	7,852,352
Series B-1, Restructured, 0.00%, 07/01/46	18,521	6,011,917

		806,855,367

Rhode Island — 0.7%
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing 2.50%, 04/01/45.	10,000	10,140,000
3.00%, 10/01/50	9,960	10,811,580
Series 71, (GNMA), 2.75%, 10/01/34	3,965	4,194,098
Rhode Island Housing and Mortgage Finance Corp., Refunding RB, S/F Housing, 3.00%, 04/01/49	7,800	8,581,482
State of Rhode Island, GO
Series A, 5.00%, 05/01/29	4,685	6,126,528
Series A, 5.00%, 05/01/30	4,920	6,566,576
Series A, 5.00%, 05/01/32	7,280	9,911,065
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	5,000	5,418,900

		61,750,229

South Carolina — 1.9%
County of Dorchester South Carolina, SAB(a) 5.88%, 10/01/40.	2,310	2,566,733
6.00%, 10/01/51	6,240	6,866,683
County of Richland South Carolina, Refunding GO
Series A, (SAW), 5.00%, 03/01/27	12,995	16,271,299
Series A, (SAW), 5.00%, 03/01/28	13,365	17,187,925
Lexington County Health Services District, Inc., RB, 5.00%, 11/01/41	10,000	11,863,400
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/38	10,000	12,091,900
Series A, 5.00%, 05/01/43	5,000	5,988,300
South Carolina Public Service Authority, RB
Series A, 5.00%, 12/01/49	10,000	11,090,200
Series E, 5.00%, 12/01/48	10,000	11,017,100
Series E, 5.50%, 12/01/53	5,000	5,565,000
Series F, (AGM-CR), 5.74%, 01/01/30	5,000	6,149,800
South Carolina Public Service Authority, RB, BAB, Series C, (AGM-CR), 6.45%, 01/01/50	10,950	16,919,174
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	5,000	5,703,350
Series B, 5.00%, 12/01/41	5,000	5,961,600
Series C, 5.00%, 12/01/46	10,000	11,319,900
Series E, (AGM-CR), 3.92%, 12/01/24	3,405	3,788,778

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series A, 1.75%, 01/01/26	$1,215	$1,266,528
Series A, 1.85%, 01/01/27	1,040	1,089,015
Series A, 1.88%, 07/01/27	1,000	1,047,330
Series A, 2.40%, 07/01/32	1,195	1,268,469
Series A, 2.80%, 07/01/34	1,675	1,786,354
Series A, 3.00%, 07/01/39	3,245	3,452,680
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing
Series B, 2.25%, 07/01/30	965	1,019,947
Series B, 2.35%, 07/01/31	965	1,024,676
Series B, 2.45%, 07/01/32	965	1,029,317

		163,335,458

South Dakota — 0.1%
South Dakota Housing Development Authority, Refunding RB, S/F Housing, Series A, Class A, (FHLMC, FNMA, GNMA), 3.00%, 11/01/51	7,000	7,660,170

Tennessee — 0.9%
Knox County Health Educational & Housing Facility Board, Refunding RB 5.00%, 04/01/27.	1,400	1,714,958
5.00%, 04/01/28	1,000	1,223,220
Metropolitan Nashville Airport Authority, ARB
Series A, Subordinate, 5.00%, 07/01/32	1,000	1,309,540
Series A, Subordinate, 5.00%, 07/01/33	1,000	1,306,020
Series A, Subordinate, 5.00%, 07/01/35	1,000	1,299,770
Series A, Subordinate, 5.00%, 07/01/36	1,435	1,861,468
Series A, Subordinate, 5.00%, 07/01/38	2,160	2,794,673
Series A, Subordinate, 5.00%, 07/01/39	1,430	1,848,690
Series A, Subordinate, 5.00%, 07/01/44	10,000	12,794,900
Series A, Subordinate, 4.00%, 07/01/49	10,000	11,703,600
Series A, Subordinate, 5.00%, 07/01/49	10,000	12,646,000
Series A, Subordinate, 4.00%, 07/01/54	5,000	5,827,350
Series A, Subordinate, 5.00%, 07/01/54	5,000	6,297,250
Tennessee Housing Development Agency, RB, S/F Housing, Series 4B, 3.00%, 07/01/32	1,120	1,210,014
Tennessee Housing Development Agency, Refunding RB, S/F Housing 3.00%, 07/01/51	6,500	7,132,190
Series 2019-4, 2.65%, 07/01/34	2,360	2,549,720
Series 2019-4, 2.90%, 07/01/39	5,335	5,822,192

		79,341,555

Texas — 5.8%
Arlington Higher Education Finance Corp., RB 6.25%, 08/15/24(a)	365	367,723
Series A, 7.13%, 03/01/44	1,250	1,362,175
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/29	5,000	6,601,400
City of Austin Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 11/15/25	5,000	5,977,700
City of Houston Texas Airport System Revenue, RB
Series A, AMT, 6.50%, 07/15/30	1,000	1,006,430
Series B-1, AMT, 5.00%, 07/15/35	7,400	8,180,182
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	5,000	6,226,750
Sub-Series D, 5.00%, 07/01/38	5,000	6,219,900

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System Revenue, Refunding RB (continued)
Series A, AMT, 6.63%, 07/15/38	$3,000	$3,019,380
City of Houston Texas Combined Utility System Revenue, Refunding RB(g)
Series A, 4.00%, 11/15/46	6,930	8,420,227
Series A, 4.00%, 11/15/51	5,750	6,943,930
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB
Series A, Junior Lien, 5.00%, 02/01/46	7,200	9,307,008
Series A, Junior Lien, 5.00%, 02/01/49	10,000	12,879,400
County of Harris Texas, Refunding RB, Series B, (AMBAC), 0.77%, 08/15/35(b)	5,000	4,939,580
Dallas Independent School District, Refunding GO
Series B, (PSF-GTD), 4.00%, 08/15/27	6,750	7,875,765
Series B, (PSF-GTD), 4.00%, 08/15/29	9,000	10,684,530
Leander Independent School District, GO, CAB, Series C, (PSF-GTD), 0.00%, 08/15/24(c)(i)	95,000	33,143,750
Lower Colorado River Authority, Refunding RB 5.00%, 05/15/26	3,160	3,823,252
5.00%, 05/15/27	1,770	2,199,455
5.00%, 05/15/28	1,770	2,250,413
5.00%, 05/15/29	1,880	2,437,044
5.00%, 05/15/30	1,405	1,852,774
5.00%, 05/15/31	1,720	2,264,242
5.00%, 05/15/32	3,600	4,704,984
5.00%, 05/15/33	3,500	4,561,655
5.00%, 05/15/41	3,500	4,458,545
5.00%, 05/15/46	5,250	6,601,507
5.00%, 05/15/51	6,500	8,146,450
Matagorda County Navigation District No. 1, Refunding RB, 2.60%, 11/01/29	15,000	16,080,750
New Hope Cultural Education Facilities Finance Corp., RB(a)
Series A, 5.00%, 08/15/39	1,210	1,371,281
Series A, 5.00%, 08/15/51	2,670	2,948,641
New Hope Cultural Education Facilities Finance Corp., Refunding RB(a)
Series A, 5.00%, 08/15/36	4,055	4,073,694
Series A, 5.00%, 08/15/46	4,055	4,069,639
North Texas Tollway Authority, Refunding RB, CAB, Series D, (AGC), 0.00%, 01/01/28(c)	10,000	9,251,900
Northwest Independent School District, Refunding GO, Series A, (PSF-GTD), 1.78%, 02/15/31	14,790	14,753,617
Port Beaumont Navigation District, Refunding RB, Series B, 6.00%, 01/01/25(a)	6,415	6,641,385
Red River Health Facilities Development Corp., RB, 5.63%, 12/15/22(d)(e)	2,570	1,700,225
San Antonio Water System, Refunding RB, Series A, 4.00%, 05/15/40	5,925	7,151,653
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/43	6,000	7,381,920
Tarrant Regional Water District, RB
Series A, 4.00%, 09/01/26	5,855	6,903,279
Series A, 4.00%, 09/01/27	5,830	7,022,585
Series A, 4.00%, 09/01/28	5,665	6,948,802
Series A, 4.00%, 09/01/29	5,730	7,134,308
Series A, 4.00%, 09/01/31	5,120	6,372,762
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB 5.00%, 12/15/27	5,000	6,228,700

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB (continued)
5.00%, 12/15/29.	$5,000	$6,450,050
5.00%, 12/15/30.	10,300	13,470,031
5.00%, 12/15/31	33,070	43,824,364
5.00%, 12/15/32	25,000	33,632,000
Texas Municipal Gas Acquisition and Supply Corp. I, RB
Series B, Senior Lien, 0.82%, 12/15/26(b)	18,440	18,715,494
Series D, Senior Lien, 6.25%, 12/15/26	20,430	23,925,164
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	10,000	12,170,000
Texas Private Activity Bond Surface Transportation Corp., Refunding RB
Series A, 5.00%, 12/31/30	5,365	6,888,982
Series A, 5.00%, 12/31/31	10,000	12,744,900
Series A, 5.00%, 12/31/32	7,000	8,891,050
Series A, 5.00%, 12/31/34	8,000	10,122,560
Series A, 5.00%, 12/31/35	7,000	8,850,240
Series A, 5.00%, 12/31/36	8,000	10,102,240

		502,278,367

Utah — 0.4%
Salt Lake City Corp. Airport Revenue, ARB
Series B, 5.00%, 07/01/47	5,000	5,968,850
Series A, AMT, 5.00%, 07/01/47	10,000	11,701,800
Utah Charter School Finance Authority, RB(a) 5.63%, 06/15/26	440	439,226
(UT), 5.00%, 07/15/34	530	530,943
(UT), 5.13%, 07/15/49	4,830	4,836,810
5.63%, 06/15/54	4,945	5,022,686
Utah State Board of Regents, RB 2.55%, 06/01/38	1,250	1,309,950
2.63%, 06/01/39	1,250	1,314,038

		31,124,303

Vermont — 0.6%
State of Vermont, GO
Series A, 5.00%, 08/15/29	4,325	5,735,858
Series A, 5.00%, 08/15/30	4,325	5,857,131
Series A, 5.00%, 08/15/31	4,270	5,914,035
Series A, 4.00%, 08/15/32	4,325	5,543,569
Series A, 4.00%, 08/15/33	2,325	2,958,098
Series A, 4.00%, 08/15/34	4,325	5,475,191
Series A, 4.00%, 08/15/35	2,825	3,569,359
State of Vermont, Refunding GO
Series B, 5.00%, 08/15/27	3,210	4,063,090
Series B, 5.00%, 08/15/29	3,315	4,396,386
Series B, 5.00%, 08/15/30	3,400	4,604,450

		48,117,167

Virginia — 3.9%
Ballston Quarter Community Development Authority, TA
Series A, 5.38%, 03/01/36	1,050	1,062,863
Series A, 5.50%, 03/01/46	6,210	6,211,615
Cherry Hill Community Development Authority, SAB(a)
5.15%, 03/01/35	1,000	1,083,500
5.40%, 03/01/45	1,995	2,152,027
Chesapeake Bay Bridge & Tunnel District, RB (AGM), 5.00%, 07/01/41	5,000	5,947,050

Security	Par (000)	Value

Virginia (continued)
Chesapeake Bay Bridge & Tunnel District, RB (continued)
5.00%, 07/01/46.	$5,000	$5,803,450
5.00%, 07/01/51.	10,000	11,561,100
County of Fairfax Virginia, GO
Series A, (SAW), 4.00%, 10/01/27	12,770	15,403,174
Series A, (SAW), 4.00%, 10/01/31	12,660	16,154,287
Series A, (SAW), 4.00%, 10/01/32	2,000	2,536,580
County of Fairfax Virginia, Refunding GO, Series A, (SAW), 5.00%, 10/01/28	5,000	6,494,350
Dulles Town Center Community Development Authority, Refunding SAB, 4.00%, 03/01/23	1,000	1,012,330
FHLMC Multifamily VRD Certificates, Series M053, Class A, 2.55%, 06/15/35	19,845	22,041,048
Glendale Community College District, GO, Series B, 4.00%, 08/01/50	34,950	40,906,878
Hanover County Economic Development Authority, Refunding RB 5.00%, 07/01/38	125	137,016
5.00%, 07/01/48	365	397,240
Series A, 4.00%, 07/01/22	420	425,162
Series A, 5.00%, 07/01/47	1,985	2,029,325
Henrico County Economic Development Authority, Refunding RB 5.00%, 06/01/22	625	648,806
5.00%, 06/01/23	420	435,968
Loudoun County Economic Development Authority, RB, CAB, 0.00%, 07/01/49(c)	25,115	10,768,559
Lower Magnolia Green Community Development Authority, SAB(a) 5.00%, 03/01/35	2,875	3,099,825
5.00%, 03/01/45	2,955	3,146,129
Norfolk Airport Authority, ARB, 5.00%, 07/01/43	2,700	3,372,786
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	15,760	16,417,507
University of Nebraska Facilities Corp., RB(g)
5.00%, 07/15/51	10,000	13,074,100
4.00%, 07/15/59	34,970	41,169,132
Series A, 4.00%, 07/15/62	40,000	46,891,200
Virginia Housing Development Authority, RB, M/F Housing
Series A, 3.65%, 03/01/43	5,000	5,400,700
Series A, 3.75%, 03/01/48	5,000	5,388,000
Series B, 3.50%, 06/01/33	1,335	1,462,653
Series B, 3.63%, 06/01/38	3,730	4,067,490
Series B, 3.10%, 05/01/41	1,040	1,101,568
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 12/31/49	5,000	5,866,300
AMT, 5.00%, 12/31/52	15,000	17,516,700
AMT, 5.00%, 12/31/56	10,000	11,663,100

		332,849,518

Washington — 3.5%
Clark County School District No. 114 Evergreen, GO, (GTD), 5.00%, 12/01/31	6,200	8,279,542
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.25%, 09/01/32	800	817,560
King County Housing Authority, Refunding RB, (HUD SECT 8), 2.75%, 01/01/40	1,900	2,001,023

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Mason County Public Hospital District No. 1, RB, 5.00%, 12/01/48.	$5,000	$6,008,300
Pierce County School District No. 10 Tacoma, Refunding GO, (GTD), 1.73%, 12/01/31	4,525	4,445,360
Seattle Housing Authority, Refunding RB, M/F Housing, (HUD SECT 8), 3.50%, 12/01/35	1,500	1,641,375
State of Washington, GO
Series C, 5.00%, 02/01/43	29,830	39,191,251
Series C, 5.00%, 02/01/44	31,320	41,023,876
Series C, 5.00%, 02/01/46	20,000	26,088,400
Series E, 5.00%, 06/01/42	9,905	13,134,723
Series E, 5.00%, 06/01/46	10,000	13,137,800
Series F, 5.00%, 06/01/29	7,115	9,365,119
Series F, 5.00%, 06/01/30	6,470	8,682,869
State of Washington, Refunding GO
Series D, 5.00%, 07/01/26	6,125	7,495,101
Series D, 5.00%, 07/01/27	6,435	8,086,543
Series D, 5.00%, 07/01/28	6,775	8,738,327
Series D, 5.00%, 07/01/29	6,835	9,006,206
Series D, 5.00%, 07/01/30	7,480	10,057,608
Series D, 5.00%, 07/01/31	7,325	10,071,069
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/37	5,000	6,381,300
Washington Metropolitan Area Transit Authority, RB(g) 5.00%, 07/15/41	5,970	7,922,668
4.00%, 07/15/43	10,000	12,186,900
4.00%, 07/15/46	10,000	12,038,100
5.00%, 07/15/46	5,000	6,568,500
Washington State Convention Center Public Facilities District, RB 4.00%, 07/01/31	11,045	12,747,034
4.00%, 07/01/58	6,070	6,657,394
Washington State Housing Finance Commission, RB, M/F Housing, 3.50%, 12/20/35	10,000	11,629,591

		303,403,539

West Virginia — 0.3%
Tobacco Settlement Finance Authority, Refunding RB, Series A, Class 1, 4.31%, 06/01/49	10,000	10,165,600
West Virginia Hospital Finance Authority, Refunding RB 5.00%, 09/01/31	2,775	3,545,340
5.00%, 09/01/38	4,550	5,698,101
5.00%, 09/01/39	1,970	2,459,939
West Virginia Housing Development Fund, RB, S/F Housing, Series B, 3.95%, 11/01/34	4,910	5,132,718
West Virginia Housing Development Fund,
Refunding RB, Series A, AMT, 3.70%, 11/01/29	1,280	1,365,696

		28,367,394

Wisconsin — 1.7%
Public Finance Authority, RB(a)
6.00%, 06/15/24	385	386,698
6.75%, 11/01/24	21,420	21,705,100
5.00%, 04/01/40	1,175	1,418,848
7.00%, 11/01/46	5,085	5,401,745
5.00%, 04/01/50	1,470	1,729,337
Series A, 6.25%, 10/01/31	1,285	1,375,053
Series A, 7.00%, 10/01/47	1,285	1,352,527
Series A-2, 5.00%, 01/01/24	2,135	2,144,650

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB(a) (continued)
Series B, 5.50%, 06/15/25	$555	$558,968
Series B, 5.62%, 06/01/29	965	975,538
Public Finance Authority, Refunding RB
Series A, 5.00%, 10/01/34(a)	2,620	3,186,182
Series A, 5.00%, 10/01/39(a)	6,155	7,408,343
Series A, 5.00%, 10/01/44	10,000	12,386,800
Series B, 6.13%, 10/01/49(a)	8,530	9,176,574
AMT, 4.00%, 08/01/35	4,840	4,883,269
State of Wisconsin, Refunding GO, Series 3, 0.80%, 05/01/26	11,250	11,178,562
Wisconsin Health & Educational Facilities Authority, RB
Series B, 5.00%, 02/15/40	10,000	10,297,700
Series B, 5.00%, 02/15/42	10,000	11,582,200
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 12/15/44	10,000	11,295,500
Series A, 5.00%, 11/15/35	10,000	12,127,600
Series A, 5.00%, 04/01/42	10,000	10,553,500
Wisconsin Housing & Economic Development Authority, RB, S/F Housing, Series A, 3.00%, 03/01/52(g)	4,200	4,616,556

		145,741,250

Total Municipal Bonds — 88.6% (Cost: $7,226,195,478)		7,629,603,351

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

Alaska — 0.0%
Alaska Housing Finance Corp., RB, S/F Housing, Series A, 3.70%, 12/01/38	2,090	2,419,921

Arizona — 0.3%
City of Phoenix Civic Improvement Corp., ARB,
Series A, AMT, 5.00%, 07/01/47	10,000	11,884,700
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/45.	10,000	11,560,100

		23,444,800

California — 2.3%
California Educational Facilities Authority, Refunding RB
5.00%, 09/01/45.	10,490	12,289,766
5.00%, 10/01/46	10,000	11,802,999
California Health Facilities Financing Authority, RB
Series A, 5.00%, 08/15/23(i)	10,000	11,064,500
Series A, 5.00%, 08/15/43	10,000	11,353,897
California Infrastructure & Economic Development Bank, RB
5.00%, 05/15/47	10,000	12,374,600
5.00%, 05/15/52	10,000	12,359,200
California Public Finance Authority, Refunding RB,
Series A, 5.00%, 08/01/47	10,000	12,172,100
Chaffey Joint Union High School District, GO, Series C, 5.25%, 08/01/47	10,000	12,262,700
Chino Valley Unified School District, GO, Series A, 5.25%, 08/01/47	10,000	12,399,300
City of Los Angeles Department of Airports, ARB Series A, AMT, 5.00%, 05/15/45	10,000	11,545,797

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
City of Los Angeles Department of Airports, ARB (continued)
Series A, AMT, 5.25%, 05/15/48	$10,000	$12,289,500
City of San Francisco California Public Utilities Commission Water Revenue, RB, 5.00%, 05/01/22(i)	10,000	10,445,200
East Bay Municipal Utility District Water System Revenue, RB, Series A, 5.00%, 06/01/42	10,000	12,328,100
Fresno Unified School District, GO, 5.00%, 08/01/24(i)	10,000	11,499,100
Manteca Unified School District, GO, Series A, 5.00%, 08/01/40	10,000	11,770,501
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44.	10,000	11,257,400
San Marcos Unified School District, GO, Series C, 5.00%, 02/15/24(i)	10,000	11,276,399

		200,491,059

Connecticut — 0.3%
Connecticut Housing Finance Authority, RB, S/F Housing, Series A, 3.85%, 05/15/45(k)	10,000	10,489,600
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	10,000	11,913,600

		22,403,200

District of Columbia — 0.4%
District of Columbia Water & Sewer Authority, RB
Series A, 5.00%, 10/01/52	10,000	12,093,800
Series A, Sub-Lien, 5.00%, 10/01/23(i)	10,000	11,117,000
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, AMT, 5.00%, 10/01/42 .	10,000	12,359,100

		35,569,900

Florida — 0.6%
East Central Regional Wastewater Treatment Facilities Operation Board, Refunding RB, 5.00%, 10/01/44	10,000	12,264,100
Florida Housing Finance Corp., RB, S/F Housing
Series 1, (FHLMC, FNMA, GNMA), 3.70%, 07/01/38	5,520	5,983,525
Series 1, (FHLMC, FNMA, GNMA), 3.80%, 07/01/43	5,517	6,011,405
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/46	10,000	11,763,900
Tampa Bay Water, RB, 5.00%, 10/01/38	10,000	11,031,600

		47,054,530

Georgia — 1.1%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	20,000	23,307,002
Clarke County Hospital Authority, Refunding RB, Series A, 5.00%, 07/01/46(k)	10,000	11,832,500
Development Authority of Cobb County, RB, Series A, 5.00%, 06/01/49(k)	10,000	12,035,100
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	10,000	11,571,800
Georgia Housing & Finance Authority, RB, S/F Housing
Series B, 3.55%, 12/01/42	10,000	10,699,196
Series B1, 3.65%, 06/01/44(k)	9,740	10,164,871
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 12/01/40(k)	10,000	10,605,100

		90,215,569

Security	Par (000)	Value

Illinois — 0.1%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/36.	$10,000	$11,879,700

Indiana — 0.1%
Indiana Finance Authority, Refunding RB, 5.00%, 11/01/41	10,000	11,722,400

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, 5.00%, 08/01/42	10,000	12,327,400

Maine — 0.1%
Maine State Housing Authority, RB, S/F Housing, Series B, 3.75%, 11/15/38	10,000	11,137,900

Maryland — 0.4%
City of Baltimore Maryland, RB, Series A, 5.00%, 01/01/24(i)	10,000	11,217,296
County of Montgomery Maryland, RB, Series 2016, 5.00%, 12/01/45	10,000	11,824,800
Maryland Stadium Authority, RB, 5.00%, 05/01/47	10,000	12,387,730

		35,429,826

Massachusetts — 0.4%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46.	10,000	11,179,800
Massachusetts Development Finance Agency, RB, Series M-4, 5.00%, 07/01/23(i)	10,000	10,998,800
Massachusetts Housing Finance Agency, RB, M/F Housing, Series C-1, 3.30%, 12/01/59(k)	10,015	10,571,516

		32,750,116

Michigan — 0.5%
Michigan Finance Authority, Refunding RB, Series 2016, 5.00%, 12/01/45	10,000	11,808,205
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 3.80%, 10/01/38	10,000	11,215,200
Series A, 4.15%, 10/01/53(k)	20,000	22,081,000

		45,104,405

Minnesota — 0.1%
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 01/01/24(i)	10,000	11,217,499

Missouri — 0.4%
Health & Educational Facilities Authority of the State of Missouri, RB, 5.00%, 01/01/44	10,000	11,081,500
Metropolitan St Louis Sewer District, Refunding RB
Series A, 5.00%, 05/01/47	10,000	12,111,500
Series B, 5.00%, 05/01/45	10,000	11,678,700

		34,871,700

New York — 2.0%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47.	10,000	10,926,235
Metropolitan Transportation Authority, RB, Series A, 5.00%, 11/15/42	10,000	12,128,900
Metropolitan Transportation Authority, Refunding RB, Sub-Series B-1, 5.00%, 11/15/46	10,000	12,010,000
New York City Housing Development Corp., RB, M/F Housing
Series A-1, 3.95%, 11/15/44(k)	10,000	10,552,400
Series C-1A, 4.00%, 11/01/53	10,000	10,609,300
Series C-1-A, 4.13%, 05/01/58(k)	10,000	10,744,800
Series G-1, 3.90%, 05/01/45(k)	10,000	10,383,000

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Housing Development Corp., RB, M/F Housing (continued)
Series J, 3.35%, 11/01/65	$10,000	$10,395,600
New York City Water & Sewer System, RB, Series DD, 5.00%, 06/15/47.	20,000	24,231,400
New York State Dormitory Authority, RB Series A, 5.00%, 03/15/39	10,000	11,219,897
Series A, 5.00%, 03/15/45	10,000	12,392,300
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 02/15/39	10,000	11,550,163
Port Authority of New York & New Jersey, Refunding ARB, Series 194th, 5.00%, 10/15/41	10,000	11,788,500
Utility Debt Securitization Authority, Refunding RB,
Restructured, 5.00%, 12/15/37	10,000	11,959,600

		170,892,095
North Carolina — 0.6%
City of Charlotte North Carolina Airport Special Facilities Revenue, ARB
Series A, 5.00%, 07/01/42	10,000	12,192,900
Series A, 5.00%, 07/01/47	10,000	12,344,400
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(i)	10,000	11,971,400
North Carolina Housing Finance Agency, RB, S/F Housing
Series 39-B, (FHLMC, FNMA, GNMA), 3.85%, 07/01/38	8,320	9,330,622
Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	8,260	9,133,410

		54,972,732
Ohio — 0.2%
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	10,000	12,593,100

Oklahoma — 0.1%
Oklahoma Turnpike Authority, RB, Sereis C, 5.00%, 01/01/47	10,000	12,051,700

Oregon — 0.3%
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/47	10,000	12,158,500
University of Oregon, RB, Series A, 5.00%, 04/01/48.	10,000	12,280,000

		24,438,500
Pennsylvania — 0.9%
General Authority of Southcentral Pennsylvania, Refunding RB, Series A, 5.00%, 06/01/24(i)	10,000	11,406,499
Lancaster County Hospital Authority, Refunding RB, 5.00%, 08/15/46	10,000	11,896,200
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 125B, 3.65%, 10/01/42(k)	20,000	21,554,600
Series 127B, 3.55%, 10/01/33	10,000	10,894,500
Philadelphia Authority for Industrial Development, RB, Series A, 5.00%, 07/01/42	20,000	22,606,000

		78,357,799

Security	Par (000)	Value

Tennessee — 0.5%
Rutherford County Health & Educational Facilities Board, RB, Series C, 5.00%, 11/15/21(i)	$10,000	$10,220,600
Tennessee Housing Development Agency, RB, S/F Housing
Series 3, 3.85%, 07/01/43	8,840	9,587,239
Series 3, 3.95%, 01/01/49	8,800	9,641,049
Tennessee Housing Development Agency, Refunding RB, S/F Housing, 3.85%, 07/01/42	9,120	10,030,142

		39,479,030
Texas — 0.8%
Alamo Regional Mobility Authority, RB, Senior Lien, 5.00%, 06/15/46.	10,000	11,635,400
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(i)	10,000	10,791,200
County of Harris Texas, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/47	10,000	11,957,800
Midlothian Independent School District, GO, (PSF-GTD), 5.00%, 02/15/47	10,000	12,043,900
Tarrant Regional Water District Water Supply System Revenue, RB, 5.00%, 03/01/22(i)	10,000	10,361,500
Texas Water Development Board, RB, Series A, 5.00%, 10/15/47	10,000	12,302,300

		69,092,100
Utah — 0.1%
Utah Transit Authority, Refunding RB, Series A, 5.00%, 06/15/25(i)	10,000	11,837,201

Virginia — 0.8%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/42.	10,000	12,385,700
Fairfax County Industrial Development Authority, RB, Series A, 5.00%, 05/15/44	10,000	11,234,900
Fairfax County Water Authority, Refunding RB, 5.00%, 04/01/46	10,000	12,158,400
University of Virginia, Refunding RB, Series A-2, 5.00%, 04/01/45	10,000	11,509,000
Virginia Housing Development Authority, RB, M/F Housing
Series D, 3.90%, 10/01/48	10,000	10,934,900
Series D, 4.00%, 10/01/53	10,000	10,936,200

		69,159,100
Washington — 1.0%
Central Puget Sound Regional Transit Authority, RB, Series S-1, 5.00%, 11/01/46	10,000	15,295,700
King County Housing Authority, Refunding RB, (GTD), 3.50%, 05/01/38	10,000	11,160,699
Port of Seattle Washington, GO, 5.00%, 01/01/42	10,000	12,060,100
State of Washington, GO
Series A, 5.00%, 08/01/38	10,000	10,974,498
Series B, 5.00%, 02/01/33	10,000	11,623,500
Washington Health Care Facilities Authority, Refunding RB, Series D, 5.00%, 10/01/38	10,000	11,398,697
Washington State Convention Center Public
Facilities District, RB, 5.00%, 07/01/58	10,000	12,044,500

		84,557,694

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 0.1%
Wisconsin Health & Educational Facilities Authority, RB, Series D, 5.00%, 11/15/21(i)	$10,000	$10,217,000

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.7% (Cost: $1,163,220,579)		1,265,687,976

Total Long-Term Investments — 105.1% (Cost: $8,545,101,857)		9,047,917,928

	Shares

Short-Term Securities

Money Market Funds — 4.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(l)(m)	424,870,855	424,955,829

Total Short-Term Securities — 4.9% (Cost: $424,943,377)		424,955,829

Total Investments — 110.0% (Cost: $8,970,045,234)		9,472,873,757
Liabilities in Excess of Other Assets — (1.1)%		(97,960,455)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.9)%		(764,909,392)

Net Assets — 100.0%		$8,610,003,910

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(g)	When-issued security.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 1, 2022 to November 1, 2048, is $83,760,775. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$ 368,379,391	$56,593,408	(a)	$—	$42,936	$(59,906)	$424,955,829	424,870,855	$43,027	$—

(a)	Represents net amount purchased (sold).

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts 10-Year U.S. Treasury Notes	9,040	09/21/21	$1,191,585	$(445,699)
U.S. Long Bond	3,774	09/21/21	589,334	288,616

				$(157,083)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$288,616	$—	$288,616

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$445,699	$—	$445,699

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$115,909,414	$—	$115,909,414

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$1,514,389	$—	$1,514,389

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$1,720,582,606

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$152,626,601	$—	$152,626,601

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) May 31, 2021	BlackRock Strategic Municipal Opportunities Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$7,629,603,351	$—	$7,629,603,351
Municipal Bonds Transferred to Tender Option Bond Trusts	—	1,265,687,976	—	1,265,687,976
Short-Term Securities
Money Market Funds	424,955,829	—	—	424,955,829

	$424,955,829	$9,047,917,928	$—	$9,472,873,757

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$288,616	$—	$—	$288,616
Liabilities
Interest Rate Contracts	(445,699)	—	—	(445,699)

	$(157,083)	$—	$—	$(157,083)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $764,711,654 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities May 31, 2021

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

ASSETS
Investments, at value — unaffiliated(a)	$3,243,417,658	$387,324,547	$646,940,240	$9,047,917,928
Investments, at value — affiliated(b)	153,125,894	28,655,380	21,885,750	424,955,829
Cash	1,618,750	81,500	142,500	615
Cash pledged for futures contracts	7,679,000	387,000	659,000	27,265,000
Receivables:
Investments sold	8,141,108	45,000	100,000	22,225,823
Capital shares sold	5,791,447	471,836	1,236,739	24,114,408
Dividends — affiliated	996	211	255	1,895
Interest — unaffiliated	34,679,395	4,861,061	8,091,468	85,126,164
Variation margin on futures contracts	30,750	1,562	2,938	117,937
Prepaid expenses	55,167	74,627	81,816	153,902

Total assets	3,454,540,165	421,902,724	679,140,706	9,631,879,501

ACCRUED LIABILITIES
Payables:
Investments purchased	32,278,184	4,570,374	24,868,866	226,157,258
Capital shares redeemed	7,535,212	368,809	1,239,867	17,937,400
Income dividend distributions	1,075,021	294,866	529,961	3,973,441
Interest expense and fees	25,754	8,195	17,625	197,738
Investment advisory fees	1,884,138	248,753	417,572	6,365,053
Trustees’ and Officer’s fees	8,831	1,275	1,795	80,205
Other accrued expenses	637,101	158,636	180,271	1,593,706
Other affiliates	19,407	2,228	3,380	51,944
Service and distribution fees	315,453	51,969	52,347	524,676
Variation margin on futures contracts	85,294	4,250	6,630	282,516

Total accrued liabilities	43,864,395	5,709,355	27,318,314	257,163,937

OTHER LIABILITIES
TOB Trust Certificates	143,144,977	17,972,276	49,168,902	764,711,654

Total liabilities	187,009,372	23,681,631	76,487,216	1,021,875,591

NET ASSETS	$3,267,530,793	$398,221,093	$602,653,490	$8,610,003,910

NET ASSETS CONSIST OF
Paid-in capital	$3,177,232,964	$370,472,902	$581,244,966	$8,656,076,755
Accumumlated earnings (loss)	90,297,829	27,748,191	21,408,524	(46,072,845)

NET ASSETS	$3,267,530,793	$398,221,093	$602,653,490	$8,610,003,910

(a) Investments, at cost — unaffiliated	$3,004,846,158	$349,653,647	$604,378,415	$8,545,101,857
(b) Investments, at cost — affiliated	$153,090,262	$28,653,774	$21,884,617	$424,943,377

F I N A N C I A L S T A T E M E N T S	59

Statements of Assets and Liabilities  (continued)

May 31, 2021

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

NET ASSET VALUE
Institutional
Net assets	$1,922,917,743	$215,902,823	$403,080,227	$6,514,428,214

Shares outstanding	147,012,750	18,627,797	35,709,782	545,316,312

Net asset value	$13.08	$11.59	$11.29	$11.95

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Service
Net assets	N/A	$7,954,829	$2,366,526	N/A

Shares outstanding	N/A	686,363	209,421	N/A

Net asset value	N/A	$11.59	$11.30	N/A

Shares authorized	N/A	Unlimited	Unlimited	N/A

Par value	N/A	$0.10	$0.10	N/A

Investor A
Net assets	$1,025,162,357	$128,040,100	$161,081,190	$1,717,909,683

Shares outstanding	78,446,969	11,038,640	14,255,047	143,868,358

Net asset value	$13.07	$11.60	$11.30	$11.94

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Investor A1
Net assets	$103,726,278	$17,417,201	$8,925,210	$24,644,691

Shares outstanding	7,930,369	1,501,011	789,532	2,063,352

Net asset value	$13.08	$11.60	$11.30	$11.94

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Investor C
Net assets	$107,235,380	$26,004,267	$20,866,098	$184,220,079

Shares outstanding	8,198,172	2,244,388	1,846,948	15,421,133

Net asset value	$13.08	$11.59	$11.30	$11.95

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Class K
Net assets	$108,489,035	$2,901,873	$6,334,239	$168,801,243

Shares outstanding	8,291,210	250,465	561,263	14,128,477

Net asset value	$13.08	$11.59	$11.29	$11.95

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended May 31, 2021

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$17,749	$2,174	$2,899	$43,027
Interest — unaffiliated	78,056,179	13,700,539	20,563,941	246,900,604

Total investment income	78,073,928	13,702,713	20,566,840	246,943,631

EXPENSES
Investment advisory	11,665,963	1,970,400	2,983,361	42,272,280
Service and distribution — class specific	3,944,107	615,779	631,459	6,589,262
Transfer agent — class specific	1,391,528	286,131	643,309	4,617,102
Professional	378,398	77,040	79,964	1,025,041
Accounting services	360,123	77,007	106,197	865,138
Registration	111,839	48,909	52,079	422,973
Custodian	62,726	5,173	9,295	195,418
Printing and postage	35,286	37,970	37,855	52,251
Trustees and Officer	34,098	5,505	7,560	95,138
Miscellaneous	132,713	26,339	30,800	358,035

Total expenses excluding interest expense	18,116,781	3,150,253	4,581,879	56,492,638
Interest expense(a)	931,190	142,904	401,856	5,643,923

Total expenses	19,047,971	3,293,157	4,983,735	62,136,561
Less:
Fees waived and/or reimbursed by the Manager	(327,608)	(466,347)	(494,810)	(4,437,182)
Transfer agent fees waived and/or reimbursed — class specific	(71,366)	(104,035)	(366,672)	—

Total expenses after fees waived and/or reimbursed	18,648,997	2,722,775	4,122,253	57,699,379

Net investment income	59,424,931	10,979,938	16,444,587	189,244,252

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	47,268,391	1,676,142	2,399,686	203,162,374
Investments — affiliated	83,418	(772)	2,629	42,936
Futures contracts	37,029,913	1,249,472	2,205,681	115,909,414

	84,381,722	2,924,842	4,607,996	319,114,724

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	135,419,371	21,743,693	22,903,896	443,385,528
Investments — affiliated	(6,553)	608	(4,632)	(59,906)
Futures contracts	(67,636)	(4,244)	(8,632)	1,514,389

	135,345,182	21,740,057	22,890,632	444,840,011

Net realized and unrealized gain	219,726,904	24,664,899	27,498,628	763,954,735

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$279,151,835	$35,644,837	$43,943,215	$953,198,987

(a)	Related to TOBs Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund		BlackRock New Jersey Municipal Bond Fund
	Year Ended May 31,		Year Ended May 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$59,424,931	$74,502,683	$10,979,938	$11,198,630
Net realized gain (loss)	84,381,722	(164,917,661)	2,924,842	(7,829,126)
Net change in unrealized appreciation (depreciation)	135,345,182	(22,802,453)	21,740,057	(9,077,136)

Net increase (decrease) in net assets resulting from operations	279,151,835	(113,217,431)	35,644,837	(5,707,632)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(35,993,789)	(46,598,483)	(6,219,420)	(6,319,333)
Service	—	—	(218,557)	(232,863)
Investor A	(18,229,406)	(20,907,590)	(3,359,637)	(3,169,958)
Investor A1	(1,949,482)	(2,258,176)	(524,575)	(597,949)
Investor C	(1,197,450)	(1,782,575)	(579,084)	(761,510)
Investor C1	—	(2,285)	—	(445)
Class K	(2,039,731)	(2,688,705)	(75,516)	(62,897)

Decrease in net assets resulting from distributions to shareholders	(59,409,858)	(74,237,814)	(10,976,789)	(11,144,955)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(244,079,259)	145,089,557	19,898,331	41,185,822

NET ASSETS
Total increase (decrease) in net assets	(24,337,282)	(42,365,688)	44,566,379	24,333,235
Beginning of year	3,291,868,075	3,334,233,763	353,654,714	329,321,479

End of year	$3,267,530,793	$3,291,868,075	$398,221,093	$353,654,714

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Pennsylvania Municipal Bond Fund		BlackRock Strategic Municipal Opportunities Fund
	Year Ended May 31,		Year Ended May 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,444,587	$18,678,886	$189,244,252	$280,602,542
Net realized gain (loss)	4,607,996	(10,809,100)	319,114,724	(593,963,030)
Net change in unrealized appreciation (depreciation)	22,890,632	(9,373,867)	444,840,011	(357,377,876)

Net increase (decrease) in net assets resulting from operations	43,943,215	(1,504,081)	953,198,987	(670,738,364)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(11,509,115)	(13,323,193)	(143,714,628)	(220,891,704)
Service	(59,039)	(68,557)	—	—
Investor A	(4,009,250)	(3,995,842)	(36,971,138)	(46,246,783)
Investor A1	(267,887)	(338,836)	(540,624)	(651,181)
Investor C	(501,222)	(725,675)	(2,813,627)	(4,710,313)
Investor C1	—	(37)	—	—
Class K	(144,867)	(116,866)	(3,661,475)	(4,456,594)

Decrease in net assets resulting from distributions to shareholders	(16,491,380)	(18,569,006)	(187,701,492)	(276,956,575)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	28,957,774	30,795,831	(1,312,434,238)	(742,778,148)

NET ASSETS
Total increase (decrease) in net assets	56,409,609	10,722,744	(546,936,743)	(1,690,473,087)
Beginning of year	546,243,881	535,521,137	9,156,940,653	10,847,413,740

End of year	$602,653,490	$546,243,881	$8,610,003,910	$9,156,940,653

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund
	Institutional
	Year Ended May 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.21	$12.71	$12.76	$12.60	$12.73

Net investment income(a)	0.25	0.27	0.34	0.34	0.36
Net realized and unrealized gain (loss)	0.87	(0.50)	0.19	0.20	(0.13)

Net increase (decrease) from investment operations	1.12	(0.23)	0.53	0.54	0.23

Distributions(b)
From net investment income	(0.25)	(0.27)	(0.34)	(0.34)	(0.36)
From net realized gain	—	—	(0.24)	(0.04)	—

Total distributions	(0.25)	(0.27)	(0.58)	(0.38)	(0.36)

Net asset value, end of year	$13.08	$12.21	$12.71	$12.76	$12.60

Total Return(c)
Based on net asset value	9.26%	(1.85)%	4.28%	4.37%	1.88%

Ratios to Average Net Assets(d)
Total expenses(e)	0.48%	0.57%	0.63%	0.57%	0.61%

Total expenses after fees waived and/or reimbursed	0.46%	0.55%	0.61%	0.54%	0.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.43%	0.43%	0.44%	0.44%	0.46%

Net investment income	1.98%	2.13%	2.70%	2.68%	2.88%

Supplemental Data
Net assets, end of year (000)	$1,922,918	$1,865,633	$2,016,387	$1,190,045	$611,571

Borrowings outstanding, end of year (000)	$143,145	$148,145	$253,167	$141,267	$60,642

Portfolio turnover rate	53%	117%	126%	129%	142%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021		2020	2019	2018	2017
Investments in underlying funds	0.01%		0.02%	0.02%	0.01%	0.01%

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended May 31,
	2021		2020	2019	2018	2017
Expense ratios	N/A	%	0.56%	0.62%	0.57%	N/A	%

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor A
	Year Ended May 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.19	$12.70	$12.75	$12.58	$12.71

Net investment income(a)	0.22	0.24	0.31	0.31	0.33
Net realized and unrealized gain (loss)	0.88	(0.51)	0.19	0.21	(0.13)

Net increase (decrease) from investment operations	1.10	(0.27)	0.50	0.52	0.20

Distributions(b)
From net investment income	(0.22)	(0.24)	(0.31)	(0.31)	(0.33)
From net realized gain	—	—	(0.24)	(0.04)	—

Total distributions	(0.22)	(0.24)	(0.55)	(0.35)	(0.33)

Net asset value, end of year	$13.07	$12.19	$12.70	$12.75	$12.58

Total Return(c)
Based on net asset value	9.09%	(2.18)%	4.02%	4.19%	1.63%

Ratios to Average Net Assets(d)
Total expenses(e)	0.72%	0.82%	0.88%	0.81%	0.85%

Total expenses after fees waived and/or reimbursed	0.71%	0.80%	0.86%	0.79%	0.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.68%	0.68%	0.69%	0.69%	0.71%

Net investment income	1.74%	1.88%	2.45%	2.45%	2.64%

Supplemental Data
Net assets, end of year (000)	$1,025,162	$1,069,541	$941,069	$631,410	$438,543

Borrowings outstanding, end of year (000)	$143,145	$148,145	$253,167	$141,267	$60,642

Portfolio turnover rate	53%	117%	126%	129%	142%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021		2020	2019	2018	2017
Investments in underlying funds	0.01%		0.02%	0.02%	0.01%	0.01%

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended May 31,
	2021		2020	2019	2018	2017
Expense ratios	N/A	%	0.82%	0.88%	0.81%	0.85%

(f) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor A1
	Year Ended May 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.20	$12.71	$12.76	$12.59	$12.72

Net investment income(a)	0.24	0.26	0.33	0.33	0.35
Net realized and unrealized gain (loss)	0.88	(0.51)	0.19	0.21	(0.13)

Net increase (decrease) from investment operations	1.12	(0.25)	0.52	0.54	0.22

Distributions(b)
From net investment income	(0.24)	(0.26)	(0.33)	(0.33)	(0.35)
From net realized gain	—	—	(0.24)	(0.04)	—

Total distributions	(0.24)	(0.26)	(0.57)	(0.37)	(0.35)

Net asset value, end of year	$13.08	$12.20	$12.71	$12.76	$12.59

Total Return(c)
Based on net asset value	9.25%	(2.01)%	4.18%	4.35%	1.78%

Ratios to Average Net Assets(d)
Total expenses(e)	0.57%	0.65%	0.72%	0.66%	0.70%

Total expenses after fees waived and/or reimbursed	0.56%	0.63%	0.70%	0.64%	0.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.53%	0.51%	0.53%	0.54%	0.56%

Net investment income	1.89%	2.08%	2.61%	2.61%	2.78%

Supplemental Data
Net assets, end of year (000)	$103,726	$103,229	$112,554	$118,780	$126,274

Borrowings outstanding, end of year (000)	$143,145	$148,145	$253,167	$141,267	$60,642

Portfolio turnover rate	53%	117%	126%	129%	142%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021		2020	2019	2018	2017
Investments in underlying funds	0.01%		0.02%	0.02%	0.01%	0.01%

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended May 31,
	2021		2020	2019	2018	2017
Expense ratios	N/A	%	0.65%	0.71%	0.66%	N/A	%

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor C
	Year Ended May 31,
	2021	2020		2019		2018		2017
Net asset value, beginning of year	$12.21	$12.71		$12.76		$12.60		$12.73

Net investment income(a)	0.12	0.14		0.21		0.22		0.24
Net realized and unrealized gain (loss)	0.87	(0.50)		0.19		0.20		(0.13)

Net increase (decrease) from investment operations	0.99	(0.36)		0.40		0.42		0.11

Distributions(b)
From net investment income	(0.12)	(0.14)		(0.21)		(0.22)		(0.24)
From net realized gain	—	—		(0.24)		(0.04)		—

Total distributions	(0.12)	(0.14)		(0.45)		(0.26)		(0.24)

Net asset value, end of year	$13.08	$12.21		$12.71		$12.76		$12.60

Total Return(c)
Based on net asset value	8.17%	(2.82)%		3.24%		3.33%		0.87%

Ratios to Average Net Assets(d)
Total expenses	1.48%	1.57	%(e)	1.63	%(e)	1.57	%(e)	1.61	%(e)

Total expenses after fees waived and/or reimbursed	1.47%	1.56%		1.61%		1.54%		1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	1.44%	1.43%		1.44%		1.44%		1.46%

Net investment income	0.99%	1.14%		1.70%		1.70%		1.89%

Supplemental Data
Net assets, end of year (000)	$107,235	$144,972		$150,543		$124,032		$112,978

Borrowings outstanding, end of year (000)	$143,145	$148,145		$253,167		$141,267		$60,642

Portfolio turnover rate	53%	117%		126%		129%		142%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.02%	0.02%	0.01%	0.01%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Class K
	Year Ended May 31,				Period from 01/25/18 to 05/31/18	(a)
	2021	2020		2019
Net asset value, beginning of period	$12.21	$12.71		$12.76	$12.71

Net investment income(b)	0.26	0.28		0.34	0.11
Net realized and unrealized gain (loss)	0.87	(0.50)		0.19	0.06

Net increase (decrease) from investment operations	1.13	(0.22)		0.53	0.17

Distributions(c)
From net investment income	(0.26)	(0.28)		(0.34)	(0.12)
From net realized gain	—	—		(0.24)	—

Total distributions	(0.26)	(0.28)		(0.58)	(0.12)

Net asset value, end of period	$13.08	$12.21		$12.71	$12.76

Total Return(d)
Based on net asset value	9.31%	(1.80)%		4.33%	1.31	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.43%	0.51	%(g)	0.58%	0.54	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.42%	0.50%		0.56%	0.49	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense(j)	0.39%	0.38%		0.39%	0.39	%(h)

Net investment income	2.02%	2.19%		2.71%	2.76	%(h)

Supplemental Data
Net assets, end of period (000)	$108,489	$108,494		$113,480	$36,441

Borrowings outstanding, end of year (000)	$143,145	$148,145		$253,167	$141,267

Portfolio turnover rate	53%	117%		126%	129%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,			Period from 01/25/18 to 05/31/18	(a)
	2021	2020	2019
Investments in underlying funds	0.01%	0.02%	0.02%	0.01%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Annualized.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.54%.
(j)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund
	Institutional
	Year Ended May 31,
	2021	2020	2019	2018		2017
Net asset value, beginning of year	$10.84	$11.30	$11.05	$11.05		$11.38

Net investment income(a)	0.35	0.37	0.40	0.40		0.39
Net realized and unrealized gain (loss)	0.75	(0.46)	0.25	(0.00	)(b)	(0.33)

Net increase (decrease) from investment operations	1.10	(0.09)	0.65	0.40		0.06

Distributions from net investment income(c)	(0.35)	(0.37)	(0.40)	(0.40)		(0.39)

Net asset value, end of year	$11.59	$10.84	$11.30	$11.05		$11.05

Total Return(d)
Based on net asset value	10.23%	(0.89)%	6.05%	3.69%		0.56%

Ratios to Average Net Assets(e)
Total expenses	0.73%	0.81%	0.85%	0.84%		0.80%

Total expenses after fees waived and/or reimbursed	0.56%	0.63%	0.65%	0.64%		0.66%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.52%	0.52%	0.52%	0.54%		0.61%

Net investment income	3.06%	3.27%	3.65%	3.60%		3.51%

Supplemental Data
Net assets, end of year (000)	$215,903	$188,512	$178,716	$152,759		$141,585

Borrowings outstanding, end of year (000)	$17,972	$22,054	$16,419	$16,419		$9,281

Portfolio turnover rate	16%	21%	15%	16%		21%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	—%	0.01%

(f) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Service
	Year Ended May 31,
	2021	2020	2019	2018		2017
Net asset value, beginning of year	$10.84	$11.30	$11.05	$11.05		$11.38

Net investment income(a)	0.32	0.34	0.37	0.37		0.36
Net realized and unrealized gain (loss)	0.75	(0.46)	0.25	(0.00	)(b)	(0.32)

Net increase (decrease) from investment operations	1.07	(0.12)	0.62	0.37		0.04

Distributions from net investment income(c)	(0.32)	(0.34)	(0.37)	(0.37)		(0.37)

Net asset value, end of year	$11.59	$10.84	$11.30	$11.05		$11.05

Total Return(d)
Based on net asset value	9.96%	(1.13)%	5.79%	3.43%		0.36%

Ratios to Average Net Assets(e)
Total expenses	0.96%	1.02%	1.08%	1.09%		1.05%

Total expenses after fees waived and/or reimbursed	0.81%	0.88%	0.90%	0.89%		0.86%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.77%	0.77%	0.77%	0.79%		0.82%

Net investment income	2.77%	2.98%	3.34%	3.35%		3.27%

Supplemental Data
Net assets, end of year (000)	$7,955	$7,466	$7,874	$7,921		$9,594

Borrowings outstanding, end of year (000)	$17,972	$22,054	$16,419	$16,419		$9,281

Portfolio turnover rate	16%	21%	15%	16%		21%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	—%	0.01%

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor A
	Year Ended May 31,
	2021	2020	2019	2018		2017

Net asset value, beginning of year	$10.85	$11.31	$11.06	$11.06		$11.39

Net investment income(a)	0.32	0.34	0.37	0.37		0.37
Net realized and unrealized gain (loss)	0.75	(0.46)	0.25	(0.00	)(b)	(0.33)

Net increase (decrease) from investment operations	1.07	(0.12)	0.62	0.37		0.04

Distributions from net investment income(c)	(0.32)	(0.34)	(0.37)	(0.37)		(0.37)

Net asset value, end of year	$11.60	$10.85	$11.31	$11.06		$11.06

Total Return(d)
Based on net asset value	9.96%	(1.13)%	5.79%	3.43%		0.36%

Ratios to Average Net Assets(e)
Total expenses	0.93%	1.02%	1.05%	1.02%		0.99%

Total expenses after fees waived and/or reimbursed	0.80%	0.88%	0.90%	0.89%		0.86%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.77%	0.77%	0.77%	0.79%		0.82%

Net investment income	2.81%	3.01%	3.39%	3.35%		3.29%

Supplemental Data
Net assets, end of year (000)	$128,040	$106,048	$90,055	$72,565		$77,920

Borrowings outstanding, end of year (000)	$17,972	$22,054	$16,419	$16,419		$9,281

Portfolio turnover rate	16%	21%	15%	16%		21%

(a) Based on average shares outstanding.

(b) Amount is greater than $(0.005) per share.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	—%	0.01%

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor A1
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.85	$11.31	$11.06	$11.07	$11.39

Net investment income(a)	0.34	0.36	0.39	0.39	0.38
Net realized and unrealized gain (loss)	0.75	(0.46)	0.25	(0.01)	(0.32)

Net increase (decrease) from investment operations	1.09	(0.10)	0.64	0.38	0.06

Distributions from net investment income(b)	(0.34)	(0.36)	(0.39)	(0.39)	(0.38)

Net asset value, end of year	$11.60	$10.85	$11.31	$11.06	$11.07

Total Return(c)
Based on net asset value	10.12%	(0.97)%	5.95%	3.49%	0.59%

Ratios to Average Net Assets(d)
Total expenses	0.78%	0.85%	0.88%	0.87%	0.83%

Total expenses after fees waived and/or reimbursed	0.65%	0.73%	0.74%	0.74%	0.72%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.62%	0.61%	0.62%	0.64%	0.68%

Net investment income	2.96%	3.16%	3.54%	3.50%	3.43%

Supplemental Data
Net assets, end of year (000)	$17,417	$17,241	$19,760	$20,534	$22,697

Borrowings outstanding, end of year (000)	$17,972	$22,054	$16,419	$16,419	$9,281

Portfolio turnover rate	16%	21%	15%	16%	21%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	—%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor C
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.84	$11.30	$11.05	$11.05	$11.38

Net investment income(a)	0.23	0.25	0.29	0.29	0.28
Net realized and unrealized gain (loss)	0.75	(0.45)	0.25	0.00 (b)	(0.33)

Net increase (decrease) from investment operations	0.98	(0.20)	0.54	0.29	(0.05)

Distributions from net investment income(c)	(0.23)	(0.26)	(0.29)	(0.29)	(0.28)

Net asset value, end of year	$11.59	$10.84	$11.30	$11.05	$11.05

Total Return(d)
Based on net asset value	9.14%	(1.87)%	5.00%	2.65%	(0.41)%

Ratios to Average Net Assets(e)
Total expenses	1.68%	1.76%	1.79%	1.78%	1.73%

Total expenses after fees waived and/or reimbursed	1.56%	1.63%	1.64%	1.64%	1.62%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	1.52%	1.52%	1.52%	1.54%	1.57%

Net investment income	2.06%	2.26%	2.64%	2.60%	2.53%

Supplemental Data
Net assets, end of year (000)	$26,004	$32,313	$31,234	$29,509	$29,276

Borrowings outstanding, end of year (000)	$17,972	$22,054	$16,419	$16,419	$9,281

Portfolio turnover rate	16%	21%	15%	16%	21%

(a) Based on average shares outstanding.

(b) Amount is less than $0.005 per share.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	—%	0.01%

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Class K
				Period from
	Year Ended May 31,			01/25/18 to 05/31/18	(a)
	2021	2020	2019
Net asset value, beginning of period	$10.83	$11.30	$11.04	$11.11

Net investment income(b)	0.35	0.37	0.41	0.14
Net realized and unrealized gain (loss)	0.76	(0.47)	0.26	(0.07)

Net increase (decrease) from investment operations	1.11	(0.10)	0.67	0.07

Distributions from net investment income(c)	(0.35)	(0.37)	(0.41)	(0.14)

Net asset value, end of period	$11.59	$10.83	$11.30	$11.04

Total Return(d)
Based on net asset value	10.39%	(0.93)%	6.20%	0.66	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.64%	0.72%	0.75%	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.51%	0.58%	0.60%	0.57	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.47%	0.47%	0.47%	0.47	%(g)

Net investment income	3.10%	3.32%	3.70%	3.88	%(g)

Supplemental Data
Net assets, end of period (000)	$2,902	$2,075	$1,660	$1,776

Borrowings outstanding, end of year (000)	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate	16%	21%	15%	16%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,			Period from 01/25/18 to 05/31/18	(a)
	2021	2020	2019
Investments in underlying funds	0.01%	0.01%	0.01%	—%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund
	Institutional
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.75	$11.11	$10.98	$11.21	$11.58

Net investment income(a)	0.33	0.38	0.43	0.45	0.46
Net realized and unrealized gain (loss)	0.54	(0.36)	0.13	(0.23)	(0.37)

Net increase from investment operations	0.87	0.02	0.56	0.22	0.09

Distributions from net investment income(b)	(0.33)	(0.38)	(0.43)	(0.45)	(0.46)

Net asset value, end of year	$11.29	$10.75	$11.11	$10.98	$11.21

Total Return(c)
Based on net asset value	8.20%	0.14%	5.22%	2.02%	0.81%

Ratios to Average Net Assets(d)
Total expenses	0.79%	0.93%	1.04%	0.97%	0.95%

Total expenses after fees waived and/or reimbursed	0.61%	0.75%	0.84%	0.78%	0.78%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.54%	0.54%	0.54%	0.55%	0.61%

Net investment income	2.98%	3.44%	3.93%	4.06%	4.05%

Supplemental Data
Net assets, end of year (000)	$403,080	$370,399	$379,911	$356,315	$298,557

Borrowings outstanding, end of year (000)	$49,169	$64,784	$64,404	$70,199	$59,064

Portfolio turnover rate	27%	26%	23%	17%	18%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

(e) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Service
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.76	$11.13	$10.99	$11.22	$11.59

Net investment income(a)	0.30	0.35	0.40	0.42	0.43
Net realized and unrealized gain (loss)	0.54	(0.37)	0.14	(0.23)	(0.37)

Net increase (decrease) from investment operations	0.84	(0.02)	0.54	0.19	0.06

Distributions from net investment income(b)	(0.30)	(0.35)	(0.40)	(0.42)	(0.43)

Net asset value, end of year	$11.30	$10.76	$11.13	$10.99	$11.22

Total Return(c)
Based on net asset value	7.93%	(0.20)%	5.05%	1.76%	0.59%

Ratios to Average Net Assets(d)
Total expenses	0.97%	1.14%	1.26%	1.19%	1.13%

Total expenses after fees waived and/or reimbursed	0.86%	1.00%	1.09%	1.03%	1.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.79%	0.79%	0.79%	0.80%	0.83%

Net investment income	2.72%	3.19%	3.67%	3.81%	3.84%

Supplemental Data
Net assets, end of year (000)	$2,367	$1,986	$2,080	$1,783	$1,427

Borrowings outstanding, end of year (000)	$49,169	$64,784	$64,404	$70,199	$59,064

Portfolio turnover rate	27%	26%	23%	17%	18%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Investor A
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.76	$11.13	$10.99	$11.22	$11.59

Net investment income(a)	0.30	0.35	0.40	0.42	0.43
Net realized and unrealized gain (loss)	0.54	(0.37)	0.14	(0.23)	(0.37)

Net increase (decrease) from investment operations	0.84	(0.02)	0.54	0.19	0.06

Distributions from net investment income(b)	(0.30)	(0.35)	(0.40)	(0.42)	(0.43)

Net asset value, end of year	$11.30	$10.76	$11.13	$10.99	$11.22

Total Return(c)
Based on net asset value	7.93%	(0.20)%	5.05%	1.76%	0.59%

Ratios to Average Net Assets(d)
Total expenses	0.94%	1.09%	1.19%	1.16%	1.11%

Total expenses after fees waived and/or reimbursed	0.85%	1.00%	1.09%	1.03%	1.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.78%	0.79%	0.79%	0.80%	0.83%

Net investment income	2.72%	3.19%	3.67%	3.82%	3.83%

Supplemental Data
Net assets, end of year (000)	$161,081	$131,336	$110,756	$98,414	$130,405

Borrowings outstanding, end of year (000)	$49,169	$64,784	$64,404	$70,199	$59,064

Portfolio turnover rate	27%	26%	23%	17%	18%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Investor A1
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.77	$11.13	$11.00	$11.22	$11.60

Net investment income(a)	0.32	0.37	0.42	0.44	0.45
Net realized and unrealized gain (loss)	0.53	(0.36)	0.13	(0.22)	(0.38)

Net increase from investment operations	0.85	0.01	0.55	0.22	0.07

Distributions from net investment income(b)	(0.32)	(0.37)	(0.42)	(0.44)	(0.45)

Net asset value, end of year	$11.30	$10.77	$11.13	$11.00	$11.22

Total Return(c)
Based on net asset value	7.99%	0.04%	5.11%	2.01%	0.66%

Ratios to Average Net Assets(d)
Total expenses	0.82%	0.96%	1.05%	0.98%	0.94%

Total expenses after fees waived and/or reimbursed	0.71%	0.85%	0.94%	0.88%	0.85%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.64%	0.64%	0.64%	0.65%	0.68%

Net investment income	2.88%	3.34%	3.83%	3.96%	3.99%

Supplemental Data
Net assets, end of year (000)	$8,925	$9,462	$10,502	$13,763	$15,266

Borrowings outstanding, end of year (000)	$49,169	$64,784	$64,404	$70,199	$59,064

Portfolio turnover rate	27%	26%	23%	17%	18%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Investor C
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.76	$11.12	$10.99	$11.22	$11.59

Net investment income(a)	0.22	0.27	0.32	0.34	0.35
Net realized and unrealized gain (loss)	0.54	(0.36)	0.13	(0.23)	(0.37)

Net increase (decrease) from investment operations	0.76	(0.09)	0.45	0.11	(0.02)

Distributions from net investment income(b)	(0.22)	(0.27)	(0.32)	(0.34)	(0.35)

Net asset value, end of year	$11.30	$10.76	$11.12	$10.99	$11.22

Total Return(c)
Based on net asset value	7.12%	(0.85)%	4.18%	1.01%	(0.17)%

Ratios to Average Net Assets(d)
Total expenses	1.71%	1.85%	1.95%	1.87%	1.84%

Total expenses after fees waived and/or reimbursed	1.61%	1.75%	1.84%	1.78%	1.76%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	1.54%	1.54%	1.54%	1.54%	1.59%

Net investment income	2.00%	2.44%	2.93%	3.06%	3.08%

Supplemental Data
Net assets, end of year (000)	$20,866	$29,078	$29,936	$32,105	$33,427

Borrowings outstanding, end of year (000)	$49,169	$64,784	$64,404	$70,199	$59,064

Portfolio turnover rate	27%	26%	23%	17%	18%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Class K
				Period from 01/25/18 to 05/31/18	(a)
	Year Ended May 31,
	2021	2020	2019
Net asset value, beginning of period	$10.75	$11.11	$10.98	$11.07

Net investment income(b)	0.33	0.38	0.43	0.15
Net realized and unrealized gain (loss)	0.55	(0.35)	0.13	(0.09)

Net increase from investment operations	0.88	0.03	0.56	0.06

Distributions from net investment income(c)	(0.34)	(0.39)	(0.43)	(0.15)

Net asset value, end of period	$11.29	$10.75	$11.11	$10.98

Total Return(d)
Based on net asset value	8.25%	0.19%	5.28%	0.60	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.65%	0.80%	0.90%	0.84	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.56%	0.70%	0.79%	0.72	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.49%	0.49%	0.49%	0.49	%(g)

Net investment income	3.01%	3.48%	3.98%	4.41	%(g)

Supplemental Data
Net assets, end of period (000)	$6,334	$3,982	$2,329	$2,488

Borrowings outstanding, end of year (000)	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate	27%	26%	23%	17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,			Period from 01/25/18( to 05/31/18	a)
	2021	2020	2019
Investments in underlying funds	0.01%	0.01%	—%	—%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.84%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

80	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund
	Institutional
	Year Ended May 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.90	$11.70	$11.75	$11.57	$11.79

Net investment income(a)	0.27	0.29	0.35	0.33	0.31
Net realized and unrealized gain (loss)	1.04	(0.80)	0.14	0.18	(0.07)

Net increase (decrease) from investment operations	1.31	(0.51)	0.49	0.51	0.24

Distributions(b)
From net investment income	(0.26)	(0.29)	(0.35)	(0.33)	(0.31)
From net realized gain	—	—	(0.19)	—	(0.15)

Total distributions	(0.26)	(0.29)	(0.54)	(0.33)	(0.46)

Net asset value, end of year	$11.95	$10.90	$11.70	$11.75	$11.57

Total Return(c)
Based on net asset value	12.18%	(4.46)%	4.41%	4.47%	2.13%

Ratios to Average Net Assets(d)
Total expenses	0.67%	0.75%	0.82%	0.81%	0.74%

Total expenses after fees waived and/or reimbursed	0.61%	0.70%	0.77%	0.75%	0.69%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.55%	0.54%	0.55%	0.57%	0.57%

Net investment income	2.32%	2.53%	3.05%	2.83%	2.71%

Supplemental Data
Net assets, end of year (000)	$6,514,428	$6,827,755	$8,539,776	$5,791,442	$3,512,455

Borrowings outstanding, end of year (000)	$764,712	$869,463	$960,205	$767,480	$526,645

Portfolio turnover rate	100%	119%	68%	145%	171%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor A
	Year Ended May 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.90	$11.69	$11.74	$11.56	$11.78

Net investment income(a)	0.24	0.27	0.33	0.31	0.29
Net realized and unrealized gain (loss)	1.04	(0.79)	0.14	0.18	(0.07)

Net increase (decrease) from investment operations	1.28	(0.52)	0.47	0.49	0.22

Distributions(b)
From net investment income	(0.24)	(0.27)	(0.33)	(0.31)	(0.29)
From net realized gain	—	—	(0.19)	—	(0.15)

Total distributions	(0.24)	(0.27)	(0.52)	(0.31)	(0.44)

Net asset value, end of year	$11.94	$10.90	$11.69	$11.74	$11.56

Total Return(c)
Based on net asset value	11.83%	(4.59)%	4.17%	4.26%	1.92%

Ratios to Average Net Assets(d)
Total expenses	0.89%	0.98%	1.05%	1.02%	0.95%

Total expenses after fees waived and/or reimbursed	0.84%	0.92%	1.00%	0.96%	0.90%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.77%	0.76%	0.78%	0.78%	0.78%

Net investment income	2.10%	2.31%	2.82%	2.63%	2.50%

Supplemental Data
Net assets, end of year (000)	$1,717,910	$1,871,557	$1,846,094	$1,441,879	$1,049,555

Borrowings outstanding, end of year (000)	$764,712	$869,463	$960,205	$767,480	$526,645

Portfolio turnover rate	100%	119%	68%	145%	171%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor A1
	Year Ended May 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.90	$11.70	$11.75	$11.56	$11.79

Net investment income(a)	0.26	0.29	0.35	0.32	0.31
Net realized and unrealized gain (loss)	1.03	(0.81)	0.14	0.19	(0.09)

Net increase (decrease) from investment operations	1.29	(0.52)	0.49	0.51	0.22

Distributions(b)
From net investment income	(0.25)	(0.28)	(0.35)	(0.32)	(0.30)
From net realized gain	—	—	(0.19)	—	(0.15)

Total distributions	(0.25)	(0.28)	(0.54)	(0.32)	(0.45)

Net asset value, end of year	$11.94	$10.90	$11.70	$11.75	$11.56

Total Return(c)
Based on net asset value	11.99%	(4.52)%	4.33%	4.49%	1.98%

Ratios to Average Net Assets(d)
Total expenses	0.75%	0.82%	0.90%	0.88%	0.81%

Total expenses after fees waived and/or reimbursed	0.69%	0.76%	0.84%	0.83%	0.76%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.63%	0.60%	0.62%	0.64%	0.64%

Net investment income	2.25%	2.48%	2.99%	2.77%	2.64%

Supplemental Data
Net assets, end of year (000)	$24,645	$23,881	$27,606	$29,233	$30,691

Borrowings outstanding, end of year (000)	$764,712	$869,463	$960,205	$767,480	$526,645

Portfolio turnover rate	100%	119%	68%	145%	171%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor C
	Year Ended May 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.90	$11.70	$11.75	$11.56	$11.79

Net investment income(a)	0.15	0.18	0.24	0.22	0.20
Net realized and unrealized gain (loss)	1.05	(0.80)	0.14	0.19	(0.08)

Net increase (decrease) from investment operations	1.20	(0.62)	0.38	0.41	0.12

Distributions(b)
From net investment income	(0.15)	(0.18)	(0.24)	(0.22)	(0.20)
From net realized gain	—	—	(0.19)	—	(0.15)

Total distributions	(0.15)	(0.18)	(0.43)	(0.22)	(0.35)

Net asset value, end of year	$11.95	$10.90	$11.70	$11.75	$11.56

Total Return(c)
Based on net asset value	11.07%	(5.39)%	3.39%	3.54%	1.05%

Ratios to Average Net Assets(d)
Total expenses	1.66%	1.73%	1.81%	1.79%	1.72%

Total expenses after fees waived and/or reimbursed	1.61%	1.68%	1.75%	1.73%	1.67%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	1.54%	1.52%	1.53%	1.55%	1.55%

Net investment income	1.35%	1.56%	2.07%	1.86%	1.73%

Supplemental Data
Net assets, end of year (000)	$184,220	$271,382	$307,887	$269,156	$251,966

Borrowings outstanding, end of year (000)	$764,712	$869,463	$960,205	$767,480	$526,645

Portfolio turnover rate	100%	119%	68%	145%	171%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,
	2021	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

84	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Class K
	Year Ended May 31,			Period from 01/25/18 to 05/31/18	(a)
	2021	2020	2019
Net asset value, beginning of period	$10.90	$11.70	$11.75	$11.73

Net investment income(b)	0.27	0.30	0.36	0.11
Net realized and unrealized gain (loss)	1.05	(0.80)	0.14	0.02

Net increase (decrease) from investment operations	1.32	(0.50)	0.50	0.13

Distributions(c)
From net investment income	(0.27)	(0.30)	(0.36)	(0.11)
From net realized gain	—	—	(0.19)	—

Total distributions	(0.27)	(0.30)	(0.55)	(0.11)

Net asset value, end of period	$11.95	$10.90	$11.70	$11.75

Total Return(d)
Based on net asset value	12.24%	(4.39)%	4.47%	1.16	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.61%	0.69%	0.76%	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.56%	0.63%	0.71%	0.68	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.49%	0.47%	0.48%	0.50	%(g)

Net investment income	2.37%	2.59%	3.11%	3.20	%(g)

Supplemental Data
Net assets, end of period (000)	$168,801	$162,366	$126,051	$63,971

Borrowings outstanding, end of year (000)	$764,712	$869,463	$960,205	$767,480

Portfolio turnover rate	100%	119%	68%	145%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

				Period from 01/25/18 to 05/31/18	(a)
	Year Ended May 31,
	2021	2020	2019
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Notes to Financial Statements

1.	ORGANIZATION

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust.

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1 and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC	Conversion Privilege
Institutional, Service and Class K Shares	No		No	None
Investor A Shares	Yes		No(a)	None
Investor A1 Shares	No	(b)	No(c)	None
Investor C Shares	No		Yes(d)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 4.00% for all Funds other than Strategic Municipal Opportunities, which is subject to a maximum sales charge of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans or, for California Municipal Opportunities only, fee based programs previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders and, for California Municipal Opportunities only, fee based programs previously approved by the Fund.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

86	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

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Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
California Municipal Opportunities	$158,746	$606,943	$165,501	$931,190
New Jersey Municipal Bond	31,382	75,163	36,359	142,904

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Notes to Financial Statements  (continued)

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
Pennsylvania Municipal Bond	$84,690	$234,581	$82,585	$401,856
Strategic Municipal Opportunities	1,058,849	3,506,191	1,078,883	5,643,923

For the year ended May 31, 2021, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
California Municipal Opportunities	$349,043,619		$143,144,977		0.07% — 0.08%	$143,199,772	0.65%
New Jersey Municipal Bond	34,370,433		17,972,276		0.05 — 0.15	19,146,007	0.75
Pennsylvania Municipal Bond	94,425,254		49,168,902		0.08 — 0.23	58,453,067	0.69
Strategic Municipal Opportunities	1,265,687,976		764,711,654		0.07 — 0.35	803,794,369	0.70

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at May 31, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at May 31, 2021.

For the year ended May 31, 2021, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
Pennsylvania Municipal Bond	$—	—%	$41,425	0.71%
Strategic Municipal Opportunities	—	—	383,735	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

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Notes to Financial Statements  (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
First $1 billion	0.38%	0.52%	0.52%	0.55%
$1 billion — $3 billion	0.36	0.49	0.49	0.52
$3 billion — $5 billion	0.34	0.47	0.47	0.50
$5 billion — $10 billion	0.33	0.45	0.45	0.48
Greater than $10 billion	0.32	0.44	0.44	0.47

For the year ended May 31, 2021, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Fund Name	Amounts Reimbursed
California Municipal Opportunities	$41,126
New Jersey Municipal Bond	4,553
Pennsylvania Municipal Bond	6,868
Strategic Municipal Opportunities	108,508

Service and Distribution Fees: Each Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	California Municipal Opportunities		New Jersey Municipal Bond		Pennsylvania Municipal Bond		Strategic Municipal Opportunities
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Service	N/A	N/A	0.25%	N/A	0.25%	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25	N/A	0.25	N/A	0.25%	N/A
Investor A1	0.10	N/A	0.10	N/A	0.10	N/A	0.10	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor A1	Investor C	Total
California Municipal Opportunities	$—	$2,625,776	$103,357	$1,214,974	$3,944,107
New Jersey Municipal Bond	19,449	298,979	17,690	279,661	615,779
Pennsylvania Municipal Bond	5,414	366,771	9,269	250,005	631,459
Strategic Municipal Opportunities	—	4,445,765	24,370	2,119,127	6,589,262

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2021, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional
New Jersey Municipal Bond	$105,663
Pennsylvania Municipal Bond	392,542
Strategic Municipal Opportunities	756,982

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
California Municipal Opportunities	$3,979	$—	$4,523	$2,120	$827	$224	$11,673
New Jersey Municipal Bond	548	1,823	1,094	410	413	4	4,292
Pennsylvania Municipal Bond	790	103	1,520	611	481	17	3,522
Strategic Municipal Opportunities	14,321	—	9,147	187	2,067	476	26,198

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Notes to Financial Statements  (continued)

For the year ended May 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
California Municipal Opportunities	$885,612	$—	$408,715	$38,417	$57,268	$1,516	$1,391,528
New Jersey Municipal Bond	201,875	6,492	54,927	8,298	14,334	205	286,131
Pennsylvania Municipal Bond	552,678	1,674	65,531	7,284	15,778	364	643,309
Strategic Municipal Opportunities	3,833,187	—	652,181	9,965	112,981	8,788	4,617,102
Other Fees: For the year ended May 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
California Municipal Opportunities	$2,760
New Jersey Municipal Bond	3,026
Pennsylvania Municipal Bond	10,107
Strategic Municipal Opportunities	9,890

For the year ended May 31, 2021, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
California Municipal Opportunities	$198,700	$12,665
New Jersey Municipal Bond	7,035	3,470
Pennsylvania Municipal Bond	18,111	1,697
Strategic Municipal Opportunities	353,516	21,080

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. With respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, the amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived
California Municipal Opportunities	$39,570
New Jersey Municipal Bond	10,912
Pennsylvania Municipal Bond	14,482
Strategic Municipal Opportunities	231,736

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K
California Municipal Opportunities	0.44%	—%	0.69%	0.54%	1.44%	0.39%
New Jersey Municipal Bond	0.52	0.77	0.77	0.62	1.52	0.47
Pennsylvania Municipal Bond	0.54	0.79	0.79	0.64	1.54	0.49

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts of investment advisory fees waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2021, the Funds waived the following amounts:

Fund Name	Amounts Waived
California Municipal Opportunities	$288,038
New Jersey Municipal Bond	455,435
Pennsylvania Municipal Bond	480,328

With respect to Strategic Municipal Opportunities, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets through September 30, 2021. The agreement may be terminated upon 90 days’ notice by a majority of Independent Trustees of BlackRock Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2021, the Manager waived $4,205,446 pursuant to this agreement.

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Notes to Financial Statements  (continued)

For the year ended May 31, 2021, transfer agent fees waived and/or reimbursed — class specific were as follows:

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific
Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
California Municipal Opportunities	$69,330	$—	$—	$—	$746	$1,290	$71,366
New Jersey Municipal Bond	100,145	2,604	458	70	554	204	104,035
Pennsylvania Municipal Bond	359,792	592	—	2,649	3,277	362	366,672

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2021, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
California Municipal Opportunities	$1,608,149,364	$1,736,460,043
New Jersey Municipal Bond	60,555,347	67,766,554
Pennsylvania Municipal Bond	203,395,680	166,430,203
Strategic Municipal Opportunities	8,986,239,905	10,075,084,109

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 05/31/21	Year Ended 05/31/20
California Municipal Opportunities
Tax-exempt income(a)	$55,303,219	$66,563,174
Ordinary income(b)	4,106,639	7,674,640

	$59,409,858	$74,237,814

New Jersey Municipal Bond
Tax-exempt income(a)	$10,976,008	$11,137,126
Ordinary income(b)	781	7,829

	$10,976,789	$11,144,955

Pennsylvania Municipal Bond
Tax-exempt income(a)	$16,433,149	$18,554,612
Ordinary income(b)	58,231	14,394

	$16,491,380	$18,569,006

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Notes to Financial Statements  (continued)

Fund Name (continued)	Year Ended 05/31/21	Year Ended 05/31/20
Strategic Municipal Opportunities
Tax-exempt income(a)	$170,921,604	$252,282,790
Ordinary income(b)	16,779,888	24,673,785

	$187,701,492	$276,956,575

(a)	The Funds designate these amounts paid during the fiscal year ended May 31, 2021, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income from bonds not federally tax-exempt and recognized market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
California Municipal Opportunities	$538,989	$68,812	$(143,574,731)	$233,264,759	$90,297,829
New Jersey Municipal Bond	325,292	—	(9,790,023)	37,212,922	27,748,191
Pennsylvania Municipal Bond	—	—	(20,779,230)	42,187,754	21,408,524
Strategic Municipal Opportunities	566,533	417,050	(529,357,736)	482,301,308	(46,072,845)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

During the year ended May 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts
California Municipal Opportunities	$84,232,362
New Jersey Municipal Bond	2,877,481
Pennsylvania Municipal Bond	4,605,649
Strategic Municipal Opportunities	312,487,952

As of May 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Municipal Opportunities	$3,020,133,816	$233,557,057	$(292,297)	$233,264,760
New Jersey Municipal Bond	360,794,728	37,242,251	(29,329)	37,212,922
Pennsylvania Municipal Bond	577,293,289	45,354,760	(2,990,959)	42,363,801
Strategic Municipal Opportunities	8,225,799,439	523,214,640	(40,851,974)	482,362,666

9.	BANK BORROWINGS

Each Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

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Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/21		Year Ended 05/31/20
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
California Municipal Opportunities
Institutional
Shares sold	47,489,528	$602,299,494	80,671,530	$1,020,668,423
Shares issued in reinvestment of distributions	2,360,095	29,912,637	3,147,367	39,748,171
Shares redeemed	(55,694,811)	(699,264,271)	(89,603,098)	(1,100,509,206)

	(5,845,188)	$(67,052,140)	(5,784,201)	$(40,092,612)

Investor A
Shares sold and automatic conversion of shares	12,285,554	$155,709,391	36,985,652	$471,317,122
Shares issued in reinvestment of distributions	1,329,826	16,835,970	1,559,250	19,650,622
Shares redeemed	(22,880,551)	(289,598,946)	(24,939,474)	(307,195,670)

	(9,265,171)	$(117,053,585)	13,605,428	$183,772,074

Investor A1
Shares sold	2	$31	22	$274
Shares issued in reinvestment of distributions	94,828	1,201,994	107,798	1,360,745
Shares redeemed	(622,695)	(7,864,611)	(505,244)	(6,334,055)

	(527,865)	$(6,662,586)	(397,424)	$(4,973,036)

Investor C
Shares sold	609,827	$7,737,378	3,106,412	$39,610,966
Shares issued in reinvestment of distributions	90,774	1,147,831	131,424	1,657,881
Shares redeemed and automatic conversion of shares	(4,380,003)	(55,194,533)	(3,203,262)	(39,836,061)

	(3,679,402)	$(46,309,324)	34,574	$1,432,786

Investor C1(a)
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	2
Shares redeemed	—	—	(15,891)	(206,596)

	—	$—	(15,891)	$(206,594)

Class K
Shares sold	2,701,803	$34,520,036	7,672,224	$97,769,190
Shares issued in reinvestment of distributions	145,621	1,845,840	160,372	2,019,859
Shares redeemed	(3,442,370)	(43,367,500)	(7,871,338)	(94,632,110)

	(594,946)	$(7,001,624)	(38,742)	$5,156,939

	(19,912,572)	$(244,079,259)	7,403,744	$145,089,557

	Year Ended 05/31/21		Year Ended 05/31/20
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
New Jersey Municipal Bond
Institutional
Shares sold	3,629,290	$41,335,411	4,824,332	$54,566,741
Shares issued in reinvestment of distributions	369,672	4,211,080	368,838	4,148,676
Shares redeemed	(2,762,363)	(31,338,336)	(3,617,675)	(39,891,335)

	1,236,599	$14,208,155	1,575,495	$18,824,082

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

	Year Ended 05/31/21		Year Ended 05/31/20
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
New Jersey Municipal Bond (continued)
Service
Shares sold	1,584	$18,050	2,949	$32,067
Shares issued in reinvestment of distributions	18,060	205,629	19,434	218,731
Shares redeemed	(22,082)	(249,284)	(30,381)	(337,724)

	(2,438)	$(25,605)	(7,998)	$(86,926)

Investor A
Shares sold and automatic conversion of shares	2,569,125	$29,294,441	4,061,579	$46,088,376
Shares issued in reinvestment of distributions	266,106	3,033,653	261,193	2,941,842
Shares redeemed	(1,572,681)	(17,959,479)	(2,509,844)	(27,917,059)

	1,262,550	$14,368,615	1,812,928	$21,113,159

Investor A1
Shares sold	—	$—	2	$28
Shares issued in reinvestment of distributions	30,898	352,099	36,105	407,053
Shares redeemed	(118,606)	(1,351,403)	(194,083)	(2,193,404)

	(87,708)	$(999,304)	(157,976)	$(1,786,323)

Investor C
Shares sold	288,975	$3,286,078	826,582	$9,394,118
Shares issued in reinvestment of distributions	46,458	528,326	59,478	668,894
Shares redeemed and automatic conversion of shares	(1,073,041)	(12,147,572)	(668,851)	(7,417,679)

	(737,608)	$(8,333,168)	217,209	$2,645,333

Investor C1(a)
Shares sold	—	$—	3	$44
Shares issued in reinvestment of distributions	—	—	23	260
Shares redeemed	—	—	(2,019)	(23,542)

	—	$—	(1,993)	$(23,238)

Class K
Shares sold	88,860	$1,020,896	48,368	$539,457
Shares issued in reinvestment of distributions	6,058	69,046	5,021	56,444
Shares redeemed	(36,006)	(410,304)	(8,833)	(96,166)

	58,912	$679,638	44,556	$499,735

	1,730,307	$19,898,331	3,482,221	$41,185,822

	Year Ended 05/31/21		Year Ended 05/31/20
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Pennsylvania Municipal Bond
Institutional
Shares sold	5,886,955	$65,333,355	6,635,531	$73,402,433
Shares issued in reinvestment of distributions	489,288	5,426,153	555,062	6,134,012
Shares redeemed	(5,121,016)	(56,574,354)	(6,921,554)	(75,151,282)

	1,255,227	$14,185,154	269,039	$4,385,163

Service
Shares sold	49,867	$552,617	141,441	$1,583,639
Shares issued in reinvestment of distributions	5,265	58,470	6,168	68,277
Shares redeemed	(30,224)	(333,144)	(150,019)	(1,659,534)

	24,908	$277,943	(2,410)	$(7,618)

Investor A
Shares sold and automatic conversion of shares	4,017,437	$44,679,598	3,456,983	$38,450,860
Shares issued in reinvestment of distributions	339,559	3,770,922	345,859	3,824,111
Shares redeemed	(2,305,304)	(25,569,875)	(1,554,429)	(17,100,294)

	2,051,692	$22,880,645	2,248,413	$25,174,677

96	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 05/31/21		Year Ended 05/31/20
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
Pennsylvania Municipal Bond (continued)
Investor A1
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	14,443	160,380	18,134	200,819
Shares redeemed	(103,751)	(1,153,942)	(82,870)	(922,432)

	(89,308)	$(993,562)	(64,736)	$(721,613)

Investor C
Shares sold	160,745	$1,780,029	707,983	$7,845,586
Shares issued in reinvestment of distributions	42,603	472,249	60,574	670,191
Shares redeemed and automatic conversion of shares	(1,058,967)	(11,771,624)	(757,294)	(8,341,781)

	(855,619)	$(9,519,346)	11,263	$173,996

Investor C1(a)
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	3	38
Shares redeemed	—	—	(746)	(8,342)

	—	$—	(743)	$(8,304)

Class K
Shares sold	240,075	$2,673,865	237,976	$2,631,025
Shares issued in reinvestment of distributions	13,050	144,867	10,246	112,845
Shares redeemed	(62,353)	(691,792)	(87,302)	(944,340)

	190,772	$2,126,940	160,920	$1,799,530

	2,577,672	$28,957,774	2,621,746	$30,795,831

	Year Ended 05/31/21		Year Ended 05/31/20
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Strategic Municipal Opportunities
Institutional
Shares sold	185,242,061	$2,130,901,084	315,544,558	$3,644,033,630
Shares issued in reinvestment of distributions	9,512,836	108,840,179	14,850,481	171,358,616
Shares redeemed	(275,748,408)	(3,119,772,435)	(434,132,060)	(4,777,669,748)

	(80,993,511)	$(880,031,172)	(103,737,021)	$(962,277,502)

Investor A
Shares sold and automatic conversion of shares	28,786,463	$329,332,901	62,666,949	$726,027,777
Shares issued in reinvestment of distributions	2,978,218	34,052,427	3,763,107	43,316,515
Shares redeemed	(59,650,651)	(679,418,936)	(52,565,272)	(586,188,189)

	(27,885,970)	$(316,033,608)	13,864,784	$183,156,103

Investor A1
Shares sold	10,421	$121,726	2	$17
Shares issued in reinvestment of distributions	30,236	346,149	35,533	409,360
Shares redeemed	(168,278)	(1,930,602)	(204,948)	(2,295,999)

	(127,621)	$(1,462,727)	(169,413)	$(1,886,622)

Investor C
Shares sold	1,305,958	$14,985,157	5,151,244	$60,181,739
Shares issued in reinvestment of distributions	227,209	2,592,034	366,506	4,222,255
Shares redeemed and automatic conversion of shares	(11,007,931)	(124,835,671)	(6,943,658)	(78,577,192)

	(9,474,764)	$(107,258,480)	(1,425,908)	$(14,173,198)

Class K
Shares sold	5,703,967	$66,067,741	11,725,456	$136,433,122
Shares issued in reinvestment of distributions	245,352	2,812,012	303,001	3,481,189
Shares redeemed	(6,713,128)	(76,528,004)	(7,910,959)	(87,511,240)

	(763,809)	$(7,648,251)	4,117,498	$52,403,071

	(119,245,675)	$(1,312,434,238)	(87,350,060)	$(742,778,148)

(a)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements  (continued)

As of May 31, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Class K
New Jersey Municipal Bond	18,124

12.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

98	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Strategic Municipal Opportunities Fund and the Boards of Trustees of BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust, and BlackRock Municipal Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, and BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust (the “Funds”), including the schedules of investments, as of May 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	99

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 99 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not- for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 99 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 99 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 101 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 101 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 101 Portfolios	None

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 251 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 253 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	101

Trustee and Officer Information  (continued)

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trusts serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trusts.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Fund for any particular month/quarter may be more or less than the amount of net investment income earned by a Fund during such month/quarter. The portion of distributions that exceeds a Fund current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

A D D I T I O N A L I N F O R M A T I O N	103

Additional Information  (continued)

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Willkie Farr & Gallagher LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Funds
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

INS	Insured

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAW	State Aid Withholding

SCH BD RES FD	School Board Resolution Fund

SOFR	Secured Overnight Financing Rate

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

UT	Unlimited Tax

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	105

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-05/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of trustees has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust	$36,663	$37,740	$0	$0	$14,300	$14,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust	$14,300	$14,900

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: August 4, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: August 4, 2021